Prospectus

July 27, 2007

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Florida Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

Tax-Exempt Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (and does not subject investors to Federal alternative minimum tax).

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

CMA TAX-EXEMPT FUND AT A GLANCE

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Tax-Exempt Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 397 days or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax). The Fund may invest up to 20% of its assets in short term municipal securities. Throughout this Prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Tax-Exempt Fund invests all of its assets in securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Tax-Exempt Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain securities in which the Fund invests are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in a single state.

Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking

CMA® TAX-EXEMPT FUND	3

advantage of differences in yield that regularly occur among securities of a similar kind.

The Tax-Exempt Fund is a “feeder” fund that invests all its assets in a “master” fund, Master Tax-Exempt LLC (the “Tax-Exempt LLC”), that has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt LLC level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt LLC in which it invests. For simplicity, this Prospectus uses the term “Tax-Exempt Fund” to include the Tax-Exempt LLC.

What are the main risks of investing in the Tax-Exempt Fund?

The Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Tax-Exempt Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Tax-Exempt Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that Tax-Exempt Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by the Tax-Exempt Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Tax-Exempt Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Tax-Exempt Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

4	CMA® TAX-EXEMPT FUND

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Tax-Exempt Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax

CMA® TAX-EXEMPT FUND	5

RISK/RETURN BAR CHART FOR THE TAX-EXEMPT FUND

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for the past ten calendar years. Information for the periods before February 2003 was prior to the Fund’s change to a “master/feeder” structure. The table shows the average annual total returns of the Fund for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

CMA Tax-Exempt Fund

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.11% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.57%.

Average Annual Total Return (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA Tax-Exempt Fund	2.92%	1.43%	2.18%

6	CMA® TAX-EXEMPT FUND

UNDERSTANDING EXPENSES

Tax-Exempt Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that Tax-Exempt Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include account fees that you may pay on your CMA or other Merrill Lynch account.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses  — expenses that cover the costs of operating the Tax-Exempt Fund and the Tax-Exempt LLC.

Management Fee — a fee paid to the Manager for managing the Tax-Exempt LLC.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

Administration Fee — a fee paid to the Administrator for providing administrative services to the Tax-Exempt Fund.

FEES AND EXPENSES FOR THE TAX-EXEMPT FUND

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):
Maximum Account Fee(a)	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):(b)
Management Fees(c)	0.134%
Distribution (12b-1) Fees(d)	0.125%
Other Expenses (including transfer agency fees)(e)(f)	0.291%
Total Annual Fund Operating Expenses	0.55%
(a)	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Tax-Exempt Fund and the Tax-Exempt Fund’s share of expenses of the Tax-Exempt LLC.
(c)	Paid by the Tax-Exempt LLC.
(d)	The Tax-Exempt Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which the Fund is authorized to pay the Distributor at an annual rate of 0.125% of the average daily net asset value of Fund accounts sold through such Distributor.
(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Tax-Exempt Fund. The Tax-Exempt Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Tax-Exempt Fund and the Tax-Exempt LLC. The Tax-Exempt Fund and the Tax-Exempt LLC will reimburse the Manager or its affiliates for such services.
(f)	Includes administration fees, which are payable to the Administrator by the Tax-Exempt Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

CMA® TAX-EXEMPT FUND	7

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CMA Tax-Exempt Fund	$56	$176	$307	$689

This example does not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of the Tax-Exempt Fund whose accounts are maintained directly with the transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

8	CMA® TAX-EXEMPT FUND

Key Facts

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

State Municipal Securities —securities issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and exempt from (i) any applicable state or local income or other taxes and/or (ii) intangible personal property tax in states that impose such tax.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE

What are each State Fund’s investment objectives?

Each State Fund’s investment objectives are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax, and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.

What are each State Fund’s main investment strategies?

Each State Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term, municipal securities and state municipal securities. State municipal securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities. Each State Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and exempt from income tax and, where applicable, intangible personal property tax in the designated state.

Each State Fund only invests in short term state municipal securities and municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency. A State Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities having one of the two highest ratings. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. Certain short term state municipal securities and municipal securities have maturities longer than 397 days, but give a State Fund the right to demand payment from a financial institution within that period. The State Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less.

State Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	9

State Fund management seeks to improve each State Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in a State Fund?

Each State Fund cannot guarantee it will achieve its objective.

An investment in a State Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A State Fund may lose money if the issuer of an instrument held by the State Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each State Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a State Fund.

Credit Risk — the risk that the issuer of a security owned by a State Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that State Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by a State Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that a State Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Credit Enhanced Securities Risk —  each State Fund may invest more than 25% of its assets in state municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

Income Risk — the risk that a State Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

State Specific Risk — each State Fund will invest primarily in state municipal securities issued by or on behalf of its designated state. As a result, each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities.

10	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on each State Fund’s performance.

Repurchase Agreements and Purchase and Sale Contracts — Each State Fund may buy a security from another party, which agrees to buy it back at an agreed time and price. If the seller fails to repurchase the security and the market value declines, a State Fund may lose money.

Taxability Risk — future laws, regulations, rulings or court decisions may cause interest on Municipal Securities to be subject, directly or indirectly, to Federal income taxation or interest on State Municipal Securities to be subject to state or local income taxation, or the value of State Municipal Securities to be subject to state or local intangible personal property tax, or may otherwise prevent a State Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a State Fund.

Who should invest?

Shares of each State Fund are offered to participants in the CMA service, which includes a CMA account and an optional Beyond Banking account, investors in certain other Merrill Lynch central asset account programs and investors maintaining accounts directly with the Transfer Agent.

A State Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals, such as for cash reserves, and want to focus on short term securities

•

Are looking for liquidity as well as current income that is exempt from Federal income tax and personal income tax in a designated state (and, where applicable, local income tax, and/or value exempt from intangible personal property tax)

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	11

RISK/RETURN BAR CHARTS FOR THE STATE FUNDS

The bar charts and tables below provide an indication of the risks of investing in each State Fund. The bar charts show changes in each State Fund’s performance for each of the past ten calendar years or for each complete calendar year since inception. The tables show each State Fund’s average annual total returns for the periods shown. How each State Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

CMA Arizona Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.49%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA Arizona Municipal Money Fund	2.80%	1.28%	2.05%

CMA California Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.82% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.53%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA California Municipal Money Fund	2.86%	1.36%	2.02%

12	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA Connecticut Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.05% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.49%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA Connecticut Municipal Money Fund	2.73%	1.22%	1.95%

CMA Florida Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.72% (quarter ended September 30, 2006) and the lowest return for a quarter was 0.62% (quarter ended March 31, 2006). The year-to-date return as of June 30, 2007 was 1.50%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Life of Fund(a)
CMA Florida Municipal Money Fund	2.80%	2.77%
(a)	Inception date is November 15, 2005.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	13

CMA Massachusetts Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.49%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA Massachusetts Municipal Money Fund	2.76%	1.26%	2.04%

CMA Michigan Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.53%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA Michigan Municipal Money Fund	2.82%	1.32%	2.09%

14	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA New Jersey Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.89% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.52%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA New Jersey Municipal Money Fund	2.80%	1.31%	2.04%

CMA New York Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.55%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA New York Municipal Money Fund	2.87%	1.38%	2.13%

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	15

CMA North Carolina Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.49%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA North Carolina Municipal Money Fund	2.77%	1.26%	2.03%

CMA Ohio Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.51%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA Ohio Municipal Money Fund	2.77%	1.31%	2.12%

16	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA Pennsylvania Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2007 was 1.52%.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years
CMA Pennsylvania Municipal Money Fund	2.81%	1.31%	2.09%

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	17

UNDERSTANDING EXPENSES

State Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that State Fund’s investors may bear:

Expenses paid directly by the shareholder:

Shareholder Fees — these include account fees that you may pay on your CMA or other Merrill Lynch account.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses  — expenses that cover the costs of operating a State Fund.

Management Fee — a fee paid to the Manager for managing a State Fund.

Distribution Fees — fees used to support a State Fund’s marketing and distribution efforts, such as compensating financial advisers, and others for distribution and shareholder servicing.

FEES AND EXPENSES FOR THE STATE FUNDS

The following tables show the different fees and expenses that you may pay if you buy and hold shares of a State Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Arizona Fund	California Fund	Connecticut Fund	Florida Fund	Massachusetts Fund	Michigan Fund
Maximum Account Fee(a)	$125	$125	$125	$125	$125	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(b)	0.500%	0.407%	0.497%	0.500%(c)	0.500%	0.500%
Distribution (12b-1) Fees(d)	0.125%	0.125%	0.125%	0.125%(f)	0.125%	0.125%
Other Expenses (including transfer agency fees)(e)	0.105%	0.038%	0.058%	0.095%	0.065%	0.085%
Total Annual Fund Operating Expenses	0.73%	0.57%	0.68%	0.72%(c)(f)	0.69%	0.71%

Shareholder Fees (fees paid directly by the shareholder):	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund
Maximum Account Fee(a)	$125	$125	$125	$125	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(b)	0.449%	0.409%	0.500%	0.500%	0.499%
Distribution (12b-1) Fees(d)	0.125%	0.125%	0.125%	0.125%	0.125%
Other Expenses (including transfer agency fees)(e)	0.046%	0.036%	0.105%	0.075%	0.066%
Total Annual Fund Operating Expenses	0.62%	0.57%	0.73%	0.70%	0.69%
(a)	Merrill Lynch charges this annual program fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	See “Management of the Funds — BlackRock Advisors, LLC” in the Prospectus and “Management and Advisory Arrangements — Management Services for the State Funds” in the Statement of Additional Information.
(c)	For a portion of the fiscal year ended March 31, 2007, the Fund’s previous Manager had agreed to voluntarily waive and/or reimburse a portion of the Florida Fund’s management fee. Effective May 1, 2006, the voluntary waiver and/or reimbursement was discontinued. Taking this voluntary waiver and/or reimbursement into account and reflecting the entire distribution fee, the Total Annual Fund Operating Expenses were 0.71%.

18	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

(footnotes continued from previous page)

(d)

Each State Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, under which each State Fund is authorized to pay the Distributor at an annual rate of 0.125% of the average daily net asset value of Fund accounts sold through such Distributor.

(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to each State Fund. The State Funds each pay a fee for these services. The Manager or its affiliates also provide certain accounting services to each State Fund and each Fund reimburses the Manager or its affiliates for such services.
(f)	The Florida Fund did not pay a portion of its distribution fee for the fiscal year ended March 31, 2007. The total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

Examples:

These examples are intended to help you compare the cost of investing in each State Fund with the cost of investing in other money market funds.

These examples assume that you invest $10,000 in a State Fund for the time periods indicated, that your investment has a 5% return each year and that the State Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Arizona Fund	$75	$233	$406	$906
California Fund	$58	$183	$318	$714
Connecticut Fund	$69	$218	$379	$847
Florida Fund	$74	$230	$401	$894
Massachusetts Fund	$70	$221	$384	$859
Michigan Fund	$73	$227	$395	$883
New Jersey Fund	$63	$199	$346	$774
New York Fund	$58	$183	$318	$714
North Carolina Fund	$75	$233	$406	$906
Ohio Fund	$72	$224	$390	$871
Pennsylvania Fund	$70	$221	$384	$859

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	19

Yield — the income generated by an investment in a Fund.

These examples do not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of a State Fund whose accounts are maintained directly with a Fund’s transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

YIELD INFORMATION

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain each Fund’s current 7-day yield, call 1-800-221-7210.

20	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Details About each Fund

ABOUT THE MANAGER, SUB-ADVISER AND ADMINISTRATOR

The Tax-Exempt Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Manager” includes, where applicable, the sub-adviser. BlackRock Advisors, LLC also acts as the Tax-Exempt Fund’s Administrator.

ABOUT THE TAX-EXEMPT FUND PORTFOLIO MANAGER

Peter J. Hayes is the portfolio manager of the Tax-Exempt Fund.

HOW EACH FUND INVESTS

TAX-EXEMPT FUND

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Outlined below are the main strategies the Tax-Exempt Fund uses in seeking to achieve its objectives:

The Tax-Exempt Fund tries to achieve its objective by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Tax-Exempt Fund will invest at least 80% of its assets in short-term tax-exempt securities or so at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax).

The securities in which the Tax-Exempt Fund invests mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Tax-Exempt Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 13 months or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Tax-Exempt Fund.

Fund management will seek to keep the Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Tax-Exempt Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Tax-Exempt Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

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The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

Tax-Exempt Notes — short term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term tax-exempt securities. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Tax-Exempt Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Tax-Exempt Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Tax-Exempt Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

The Tax-Exempt Fund will not invest in taxable securities, except that it may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

Other Strategies. In addition to the main strategies discussed above, the Tax-Exempt Fund may also use certain other investment strategies.

The Tax-Exempt Fund may invest up to 10% of its net assets in illiquid securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax-Exempt Fund may buy or sell money market

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ABOUT THE MANAGER AND SUB-ADVISER

Each State Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Manager” includes, where applicable, the sub-adviser.

securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the Tax-Exempt Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligations, the lease obligation is secured by leased property. It may be difficult, however, to sell the property and the proceeds of sale might not cover the Fund’s loss. If the issuer defaults on its obligation, the property may be hard to sell or the sale may not cover the Tax-Exempt Fund’s loss.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

STATE FUNDS

Each State Fund seeks current income exempt from Federal income tax and the designated state’s (and, where applicable, local) personal income tax (and in certain instances, value exempt from state or local intangible personal property tax), preservation of capital and liquidity.

Outlined below are the main strategies the State Funds use in seeking to achieve their investment objectives:

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ABOUT THE STATE FUNDS’ PORTFOLIO MANAGERS

Joseph Andrews is the portfolio manager of CMA New York; Steven Lewis is the portfolio manager of CMA Connecticut and CMA New Jersey; Kevin Schiatta is the portfolio manager of CMA Massachusetts; Phil Soccio is the portfolio manager of CMA Pennsylvania and CMA North Carolina; Darrin SanFillippo is the portfolio manager of CMA Michigan; Brad Snyder is the portfolio manager of CMA California and CMA Arizona; Helen Marie Sheehan is the portfolio manager of CMA Florida; and Bill Henderson is the portfolio manager of CMA Ohio.

Each State Fund tries to achieve its objectives by investing in a portfolio of short term municipal securities and state municipal securities of its designated state (collectively, with respect to the State Funds, “municipal securities”).

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. Each State Fund’s dollar-weighted average maturity will not exceed 90 days.

Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind.

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in short term state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is exempt from income tax and, where applicable, intangible personal property tax in its designated state.

Among the securities the State Funds may buy are:

State Municipal Bonds — long term municipal securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income

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for Federal income tax purposes and from a respective State Fund’s designated state (and, where applicable, local) income tax. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

Municipal Securities — municipal obligations issued by or on behalf of a State, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When a State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Municipal Derivatives — a variety of securities that generally represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

Money Market Securities — short term debt instruments such as U.S. Treasury bills.

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Repurchase Agreements; Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for changes due to currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and U.S. Government agency securities with longer maturities.

Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is subject to Federal income tax or the designated State’s income and/or intangible personal property taxes.

Other Strategies. In addition to the main strategies discussed above, the State Funds may also use certain other investment strategies:

For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short term securities other than those that are exempt from income tax in its designated state.

Each State Fund may invest up to 10% of its net assets in illiquid securities.

The State Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

A State Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the State Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Each State Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a State Fund’s portfolio. Each State Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the State Fund’s shareholders.

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INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds:

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Income Risk — A Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Credit Enhanced Securities Risk — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

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Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on each State Fund’s performance.

Repurchase Agreements, Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Short Term Tax-Exempt Derivatives — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

State Specific Risk — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

Arizona — During the past several decades, Arizona’s economy has exhibited increasing growth.

Seasonally adjusted unemployment in Arizona was 4.7% in 2005, but declined to 4.1% as of December 2006 and 3.6% as of May 2007. Arizona employment is projected to grow 1.7% in 2007. Arizona reached an all-time high of 2,731,400 non-farm jobs in April 2007.

Following a period of rapid appreciation of residential home values, Arizona has recently faced a downturn in the housing market. However, the commercial real estate industry exhibited approximately 26% growth in new construction from 2005 to 2006.

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In July 1994, the Arizona Supreme Court ruled that Arizona’s system for financing public education was unconstitutional. The Arizona Legislature passed the Students First legislation in July 1998 establishing a centralized school capital finance system. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system.

The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board are each authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided proportionate interests in agreements that are subject to annual appropriations by the Arizona Legislature.

California — California’s economy slipped into a recession in early 2001, losing 360,500 jobs between January 2001 and July 2003. The recession was concentrated in the State’s high-tech sector and, geographically in the San Francisco Bay Area. The economy has since stabilized with 831,200 jobs gained between July 2003 and November 2006. Current projections of the State Department of Finance indicate that the California economy will decelerate in calendar year 2007 before improving in calendar years 2008 and 2009. State general obligation bonds are, as of June 2007, rated “A1” by Moody’s Investors Service, Inc. (“Moody’s”), “A+” by Standard & Poor’s (“S&P”) and “A+” by Fitch Ratings (“Fitch”). Based on the May 2007 report from the Legislative Analyst’s Office, California will continue to face operating shortfalls on a budgetary basis in the range of $3 billion to $5 billion in fiscal years 2007-08 and 2008-09.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. Following ten consecutive years of General Fund operating surpluses, a substantial deficit was experienced in the 2001-02 and 2002-03 fiscal years. Each of the 2003-04, 2004-05 and 2005-06 fiscal years have ended with a General Fund operating surplus. The State anticipates a General Fund

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operating surplus for the 2006-07 fiscal year. Moody’s, S&P and Fitch currently rate the State of Connecticut’s general obligation bonds Aa3, AA and AA, respectively.

Florida — Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that Florida has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.) that can be affected by Federal legislation. Florida’s economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. The hurricanes that struck Florida during the 2004 and 2005 hurricane seasons, including the related mass evacuations of coastal areas and the resulting declaration of a Presidential Disaster Area encompassing 45 of the State’s 67 counties, could significantly adversely change the State’s economic outlook. Because Florida is highly dependent upon tourism and other related industries, any future terrorist threats or attacks are likely to adversely affect Florida’s economy. The Florida Constitution also may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions. As of June 13, 2006, Florida’s general obligation bonds were rated Aa1 by Moody’s, AAA by S&P and AA+ by Fitch.

Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. Florida no longer imposes an annual tax on intangible personal property. Previously, shares of the Florida Fund have been exempt from this tax because, on the tax assessment date, 90% of the net asset value of the Florida Fund’s portfolio of assets consisted of assets exempt from the Florida intangible personal property tax. Thus, Florida residents will not receive any state tax benefits from investing in the Florida Fund. For a discussion of economic and other conditions

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in the State of Florida, see Appendix E — “Economic and Financial Conditions in Florida” in the Statement of Additional Information.

Massachusetts — The Massachusetts economy continues to show signs of recovery from its difficulties in recent years, but is lagging behind the nation in several indicators, particularly employment levels. According to recent figures, the unemployment rate in Massachusetts rose from 4.8% in 2005 to 5.0% in 2006. The Commonwealth experienced higher than expected tax revenue collections for fiscal years 2005 and 2006 which led the overall growth in revenues for fiscal 2005 and fiscal 2006, but there can be no assurance that these trends will continue. The Boston consumer price index showed a 3.1% increase for 2005 but this rate of inflation, similar to the national inflation rate, appears to be slowing with only a 1.8% increase from January 2006 to January 2007. As of June 11, 2007, Moody’s, S&P and Fitch rated the Commonwealth of Massachusetts’ general obligation bonds Aa2, AA and AA, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth. There can be no assurance that these ratings will continue.

Michigan  — Michigan’s economy is closely tied to the manufacturing sector, particularly the automobile industry. While increased automobile production and an increasingly diversified economy led to an unemployment rate that, until 2002, was below the national average, due to weakness in the automobile sector, and productivity gains, the unemployment rate, for the last five years, has exceeded the national average. Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last five years, but continues to struggle with shortfalls in revenues needed to match budgeted expenditures. Moody’s, S&P and Fitch currently rate the State of Michigan’s general obligation bonds Aa3, AA- and AA-, respectively.

New Jersey — New Jersey’s economy continued to expand steadily in 2006 and is expected to expand at a steady pace through the rest of 2007 into 2008. New Jersey may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors and businesses become more concerned about energy prices and geopolitical tensions. The fundamentals of New Jersey’s economic health, however, remain stable, and the long run prospects for modest economic growth in New Jersey in 2007 and

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beyond are favorable. Currently, Standard & Poor’s, a division of McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA. Moody’s Investor’s Service, Inc. and Fitch, Inc. rated the State of New Jersey’s general obligation bonds Aa2 and AA-, respectively.

New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. The chief risk remains another attack targeted at New York City that could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a tightening labor market, raise the probability that the Federal Reserve could tighten one more time. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple through the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. North Carolina continues to have significant budget surpluses, with a budget surplus for the 2005-2006 fiscal year of $749.4 million, which follows budget surpluses of $289.4 million and $478.5 million for fiscal years 2003-2004 and 2004-2005, respectively. These budget surpluses have been the result of the steady improvement in North Carolina’s economy, which has seen a drop in unemployment to just slightly above the national average rate, increased consumer spending, and stronger than expected tax revenue

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growth. Both S&P and Fitch currently rate the State of North Carolina’s general obligation bonds AAA, which is in each agency’s highest rating category, and Moody’s currently rates the State of North Carolina’s general obligation bonds Aaa, its highest rating. On August 19, 2002, Moody’s downgraded the State of North Carolina’s general obligation bonds to Aa1 with stable outlook, one step below Aaa. Moody’s cited North Carolina’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. In September 2004, Moody’s revised the State’s outlook from stable to positive, and in January 2007, Moody’s restored North Carolina’s bond rating to Aaa.

Ohio — The Fund will invest primarily in Ohio municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is no longer in recession, with payroll employment increasing primarily among non-manufacturing industries. Moody’s, S&P and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively, although in February 2007, Moody’s dropped the State’s future credit outlook to “negative” while affirming its rating of Aa1.

Pennsylvania — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. For fiscal year 2005-06, Pennsylvania General Fund collections totaled $25.9 billion, which was $864.4 million, or 3.5 percent, above estimate. Fiscal year 2007 General Fund collections totaled $27.4 billion, which was $649.6 million, or 2.4 percent, above estimate. The enacted budget for fiscal year 2007-08 is 27.5 billion, an increase of 4.4 percent.

Fund management believes that current economic conditions in Pennsylvania will enable the Fund to continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

Variable Rate Demand Obligations and Municipal Derivatives — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security.

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While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on Municipal Securities to be subject, directly or indirectly, to Federal income taxation or interest on State Municipal Securities to be subject to state or local income taxation, or the value of State Municipal Securities to be subject to state or local intangible personal property tax, or may otherwise prevent a State Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a State Fund. In particular, a case currently pending before the U.S Supreme Court (Kentucky v. Davis) could result in the elimination of any tax advantage received from investing in a fund that invests primarily in municipal securities issued by the investor’s state of residence.

The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Borrowing Risk — Each Fund may borrow only to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

When Issued and Delayed Delivery Securities and Forward Commitments — A Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities on

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a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Securities — A Fund may invest up to 10% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how each invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	35

MERRILL LYNCH CMA FINANCIAL SERVICE

The CMA service includes a CMA account and an optional Beyond Banking account. The CMA account and the Beyond Banking account are conventional Merrill Lynch cash securities or margin securities accounts that are linked to money market deposit accounts maintained with banks, certain money market funds and a Visa® card/check account (“Visa® Account”). Subscribers to the CMA service are charged an annual fee, presently $125. Automatic deposit or investment of free cash balances in CMA and Beyond Banking accounts into certain bank accounts or money market funds is a feature of the CMA service commonly known as a “sweep.” Free cash balances held in CMA and Beyond Banking accounts may be “swept” into shares of the CMA Tax-Exempt Fund (the “Tax-Exempt Fund”), into shares of one of the series of the CMA Multi-State Municipal Series Trust (each a “State Fund”) or into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In certain circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prospectus, or a money market fund offered by this prospectus may not be available. In this prospectus, the Tax-Exempt Fund and the State Funds are collectively referred to as the “Funds,” and the Funds, together with other money market funds linked to the CMA service, are collectively referred to as the “CMA Funds.”

The CMA service is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning the Funds, and is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, please review the CMA service and Beyond Banking account disclosures and account agreement.

Shares of the Funds are also offered to subscribers in certain other Merrill Lynch central asset account programs that may have different sweep features and annual fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to subscribers in those programs.

The Funds are money market funds whose shares are offered to participants in the CMA service as well as certain other Merrill Lynch central asset programs. Each CMA Fund seeks current income, preservation of capital and liquidity from investing in short term securities.

Each Fund has its own investment objectives, investment strategies and risks. We cannot guarantee that any of the Funds will achieve its objectives.

36	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Your Account

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch or other securities dealers. You may also buy, sell and transfer shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-221-7210. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high cost of maintaining smaller accounts, each Fund may redeem shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	37

If You Want To	Your Choice	Information Important for You to Know
Buy Shares	Determine the amount of your investment

If you are a CMA service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA service or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.

Have cash balances from your CMA or Beyond Banking accounts automatically invested in shares of the Fund designated as your primary money account

If you are an eligible CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

•Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which will usually be a Monday.

•Cash balances in a CMA account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

•A cash deposit of $1 or more to a Beyond Banking account or of $1,000 or more to a CMA account, a cash balance of $1 or more to a Beyond Banking account or of $1,000 or more in a CMA account from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

38	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choice	Information Important for You to Know
Buy Shares (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order

If you are a CMA service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Purchase requests received by any CMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

When purchasing shares as a CMA service or other Merrill Lynch central asset account program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA service participants.

	Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA service subscriber, you may call the Transfer Agent at 1-800-221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	39

If You Want To	Your Choice	Information Important for You to Know
Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA service subscribers.
Sell Your Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA service and other Merrill Lynch central asset account subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.
Have your Merrill Lynch Financial Advisor submit your sales order

If you are a CMA service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

40	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choice	Information Important for You to Know
Sell Your Shares (continued)	Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	41

Short-Term Trading

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) each Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of each Fund’s portfolio holdings, and (iii) the nature of each Fund’s shareholders, it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Boards of Trustees have not adopted policies and procedures to deter short-term trading in the Funds.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

42	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

DISTRIBUTION PLANS

Each Fund has adopted a plan (the “Plan”) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, as amended.

Under each Plan, Fund shares pay a fee (“distribution fee”) to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Distributor”), and/or affiliates of PNC Bank or Merrill Lynch & Co., Inc. (“Merrill Lynch”) (including BlackRock) for distribution and sales support services. The distribution fee may be used to pay the Distributor for distribution services and to pay the

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	43

Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of shares. The distribution fee may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (“Service Organizations”) for sales support services and related expenses. Fund shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.

Because the fees paid by a Fund’s shares under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates.

44	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Dividends — exempt income, ordinary income and capital gains paid to shareholders. Dividends will be reinvested in additional Fund shares as they are paid.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day that the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date federal funds become available to the Fund.

DIVIDENDS AND TAXES

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and distributed monthly, and capital gains dividends are reinvested at least annually. Dividends are reinvested in the form of additional shares at net asset value or, at the shareholders option, paid in cash. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

A Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	45

exempt”). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a Fund are from bond interest income that is excludable from income for state income tax purposes, they are exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

While dividends paid by the Fund to individuals who are Florida residents are not subject to personal income taxation, distributions by the Fund will be subject to Florida corporate income taxes. If you are subject to income tax in a state other than Florida, the dividends derived from Florida municipal securities may be subject to income tax in that state.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

46	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

If the value of assets held by a Fund declines, Fund Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, your ordinary income dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

ELECTRONIC DELIVERY

Electronic copies of most financial reports and prospectuses are available on the Funds’ website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

    1. Access the BlackRock website at http://www.blackrock.com/edelivery

    2. Log into your account

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	47

DELIVERY OF SHAREHOLDER DOCUMENTS

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-800-221-7210.

48	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Management of the Funds

BLACKROCK ADVISORS, LLC

BlackRock Advisors, LLC, each Fund’s Manager, manages each Fund’s investments and its business operations subject to the oversight of each Fund’s Board of Trustees. While the Manager is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. The Manager is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management.

The Manager has the responsibility for making all investment decisions for the Tax-Exempt LLC and each State Fund. The Tax-Exempt LLC pays the Manager a management fee at the annual rate of 0.250% of the Tax-Exempt LLC’s average daily net assets not exceeding $500 million; 0.175% of its average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.125% of its average daily net assets exceeding $1 billion. Each State Fund pays the Manager a fee at the annual rate of 0.500% of the State Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. acted as the manager for Tax-Exempt LLC and each State Fund and was compensated according to the same fee rate as the Manager.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	49

For the fiscal year ended March 31, 2007, the Manager or FAM, as applicable, received a fee from each Fund at the annual rates set forth below:

	Management Fee (net of waivers and/ or reimbursement, if applicable) as a percentage of average daily net assets
Fund	Paid to FAM(a)	Paid to the Manager(b)
Arizona Fund	0.500%	0.500%
California Fund	0.410%	0.405%
Connecticut Fund	0.498%	0.497%
Florida Fund	0.482%	0.500%
Massachusetts Fund	0.500%	0.500%
Michigan Fund	0.500%	0.500%
New Jersey Fund	0.455%	0.444%
New York Fund	0.410%	0.408%
North Carolina Fund	0.500%	0.500%
Ohio Fund	0.500%	0.500%
Pennsylvania Fund	0.500%	0.498%
Tax-Exempt LLC	0.134%	0.134%
(a)	For the period April 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to March 31, 2007.

The Manager has a subadvisory agreement with BlackRock Investment Management, LLC (the “Sub-Adviser”), an affiliate, pursuant to which the Sub-adviser is responsible for the day-to-day management of each Fund’s portfolio. With respect to each Fund, the Manager pays the Sub-Adviser, for the services it provides, a monthly fee at an annual rate equal to a percentage of the management fee the Manager receives from that Fund.

BlackRock Advisors, LLC also acts as the Tax-Exempt Fund’s administrator. The Tax-Exempt Fund pays BlackRock Advisors, LLC, as the Administrator, an administration fee at the annual rate of 0.25% of the average daily net assets of the Fund. Prior to September 29, 2006, FAM acted as the Tax-Exempt Fund’s administrator and was compensated at the same administration fee rate as set forth above.

50	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

A discussion of the basis for the Board of Trustees’ approval of each management agreement with the Manager and each sub-advisory agreement between the Manager and the Sub-Adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2006.

The Manager was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC is a registered investment adviser and a commodity pool operator organized in 1999. The Manager and its affiliates had approximately $1.23 trillion in investment company and other portfolio assets under management as of June 30, 2007.

From time to time, a manager, analyst, or other employee of the Manager or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Manager or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Conflicts of Interest

The investment activities of the Manager and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with the Manager, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Fund and its shareholders. The Manager provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. The Manager and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and/or principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	51

markets in which a Fund directly and indirectly invests. Thus, it is likely that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and fund’s that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or an Affiliate-advised client may adversely impact a Fund. Transactions by one or more Affiliate-advised clients or the Manager may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for the Fund. A Fund may also make brokerage and other payments to an Affiliate in connection with the Fund ‘s portfolio investment transactions.

The activities of the Manager and its Affiliates may give rise to other conflicts of interest that could disadvantage a Funds or their shareholders. The Manager has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

52	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

MASTER/FEEDER STRUCTURE FOR TAX-EXEMPT FUND

The Tax-Exempt Fund is a “feeder” fund that invests its assets in the Tax-Exempt LLC. Investors in the Tax-Exempt Fund will acquire an indirect interest in the Tax-Exempt LLC.

The Tax-Exempt LLC may accept investments from other feeder funds, and all the feeder funds of the Tax-Exempt LLC bear the Tax-Exempt LLC’s expenses in proportion to their assets. This structure may enable the Tax-Exempt Fund to reduce costs through economies of scale. If the Tax-Exempt LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt LLC from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the Tax-Exempt LLC. Information about other feeders, if any, is available by calling 1-800-221-7210.

Whenever the Tax-Exempt LLC holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt LLC.

The Tax-Exempt Fund may withdraw from the Tax-Exempt LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Tax-Exempt Fund’s assets.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	53

F INANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which is available upon request.

	CMA Tax-Exempt Fund
	For the Year Ended March 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment income — net	.03	.02	.01	.01	.01
Realized gain (loss) — net	— (b)	— (c)	— (c)	— (c)	— (c)
Total from investment operations	.03	.02	.01	.01	.01
Less dividends from investment income — net	(.03)	(.02)	(.01)	(.01)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return	3.05%	2.24%	.93%	.54%	.93%
Ratios to Average Net Assets(d):
Expenses	.55%	.55%	.55%	.55%	.55%
Investment income and realized gain (loss) — net	3.03%	2.21%	.91%	.55%	.93%
Supplemental Data:
Net assets, end of year (in thousands)	$9,257,629	$8,761,108	$9,029,274	$9,522,055	$10,587,794
(a)

On February 13, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Tax-Exempt LLC, which has the same investment objective as the Fund. All investments will be made at the Tax-Exempt LLC level. This structure is sometimes called a “master/feeder” structure.

(b)	Amount is less than $.01 per share.
(c)	Amount is less than $(.01) per share.
(d)	Includes the Fund’s share of the Tax-Exempt LLC’s allocated expenses and/or investment income and realized gain (loss) — net.

54	CMA® TAX-EXEMPT FUND

F INANCIAL HIGHLIGHTS (continued)

	CMA Arizona Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (b)	— (b)	— (b)	—	(a)	—
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends from investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.91%	2.13%	.77%	.35%		.77%
Ratios to Average Net Assets:
Expenses	.73%	.72%	.74%	.74%		.72%
Investment income — net	2.89%	2.11%	.78%	.36%		.78%
Supplemental Data:
Net assets, end of year (in thousands)	$183,442	$169,647	$168,983	$167,386		$190,812
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

	CMA California Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (a)	— (b)	— (a)	—	(b)	— (a)
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends and distributions:
Investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Realized gain — net	— (b)	—	—	—		—
Total dividends and distributions	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.99%	2.14%	.89%	.49%		.85%
Ratios to Average Net Assets:
Expenses	.57%	.57%	.57%	.57%		.57%
Investment income — net	2.96%	2.12%	.90%	.50%		.85%
Supplemental Data:
Net assets, end of year (in thousands)	$3,374,219	$2,693,459	$2,395,426	$2,338,900		$2,666,851
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	55

FINANCIAL HIGHLIGHTS (continued)

	CMA Connecticut Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (b)	— (b)	— (b)	—	(a)	— (a)
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends and distributions:
Investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Realized gain — net	—	—	— (b)	—		—
Total dividends and distributions	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.87%	2.05%	.74%	.34%		.70%
Ratios to Average Net Assets:
Expenses, net of waiver	.68%	.68%	.67%	.66%		.67%
Expenses	.68%	.68%	.67%	.67%		.67%
Investment income — net	2.85%	2.03%	.72%	.34%		.70%
Supplemental Data:
Net assets, end of year (in thousands)	$544,050	$510,151	$519,765	$595,841		$535,308
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

56	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	CMA Florida Fund
	For the Year Ended March 31, 2007	For the Period November 15, 2005(a) to March 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	$1.00
Investment income — net	.03	.01
Realized gain (loss) — net	— (b)	—	(c)
Total from investment operations	.03	.01
Less dividends and distributions:
Investment income — net	(.03)	(.01)
Realized gain — net	— (b)	—
Total dividends and distributions	(.03)	(.01)
Net asset value, end of period	$1.00	$1.00
Total investment return	2.90%	.94	%(d)
Ratios to Average Net Assets:
Expenses, net of waiver	.70%	.58	%(e)
Expenses	.71%	.72	%(e)
Investment income — net	2.88%	2.55	%(e)
Supplemental Data:
Net assets, end of period (in thousands)	$308,089	$472,295
(a)	Commencement of operations.
(b)	Amount is less than $(.01) per share.
(c)	Amount is less than $.01 per share.
(d)	Aggregate total investment return.
(e)	Annualized.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	57

FINANCIAL HIGHLIGHTS (continued)

	CMA Massachusetts Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (a)	—	— (b)	—	(a)	— (a)
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends and distributions:
Investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Realized gain — net	—	—	— (b)	—	(b)	—
Total dividends and distributions	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.89%	2.04%	.76%	.38%		.79%
Ratios to Average Net Assets:
Expenses	.69%	.70%	.71%	.70%		.69%
Investment income — net	2.87%	2.03%	.74%	.38%		.78%
Supplemental Data:
Net assets, end of year (in thousands)	$403,891	$345,065	$345,043	$372,239		$421,618
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

58	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	CMA Michigan Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (a)	— (b)	— (b)	—	(a)	— (a)
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends from investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.95%	2.09%	.82%	.42%		.85%
Ratios to Average Net Assets:
Expenses	.71%	.70%	.70%	.70%		.69%
Investment income — net	2.93%	2.06%	.80%	.43%		.84%
Supplemental Data:
Net assets, end of year (in thousands)	$262,426	$283,669	$271,421	$327,492		$349,249
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	59

FINANCIAL HIGHLIGHTS (continued)

	CMA New Jersey Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (a)	— (b)	— (b)	—	(a)	— (a)
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends and distributions:
Investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Realized gain — net	—	—	— (b)	—	(b)	— (b)
Total dividends and distributions	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.93%	2.14%	.83%	.43%		.80%
Ratios to Average Net Assets:
Expenses	.62%	.63%	.63%	.61%		.62%
Investment income — net	2.92%	2.12%	.81%	.44%		.79%
Supplemental Data:
Net assets, end of year (in thousands)	$1,342,082	$1,103,796	$1,027,382	$1,165,201		$1,225,954
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

60	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	CMA New York Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (a)	— (b)	— (b)	—	(a)	— (a)
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends and distributions:
Investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Realized gain — net	— (b)	—	— (b)	—	(b)	—
Total dividends and distributions	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	3.01%	2.15%	.88%	.49%		.91%
Ratio to Average Net Assets:
Expenses	.57%	.58%	.58%	.57%		.57%
Investment income — net	2.99%	2.14%	.86%	.50%		.92%
Supplemental Data:
Net assets, end of year (in thousands)	$2,835,705	$2,510,821	$2,312,666	$2,510,413		$2,527,958
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	61

FINANCIAL HIGHLIGHTS (continued)

	CMA North Carolina Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (a)	— (a)	— (b)	—	(a)	— (a)
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends and distributions:
Investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Realized gain — net	—	—	— (b)	—		—
Total dividends and distributions	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.90%	2.08%	.75%	.37%		.76%
Ratios to Average Net Assets:
Expenses	.73%	.72%	.72%	.71%		.70%
Investment income — net	2.88%	2.06%	.72%	.38%		.77%
Supplemental Data:
Net assets, end of year (in thousands)	$199,378	$203,180	$202,597	$240,576		$288,079
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

62	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	CMA Ohio Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain — net	— (a)	— (a)	—	—		—
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends and distributions:
Investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Realized gain — net	— (b)	— (b)	—	—		— (b)
Total dividends and distributions	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.90%	2.07%	.78%	.43%		.90%
Ratios to Average Net Assets:
Expenses	.70%	.70%	.70%	.69%		.69%
Investment income — net	2.88%	2.04%	.77%	.43%		.90%
Supplemental Data:
Net assets, end of year (in thousands)	$378,461	$327,056	$379,307	$414,045		$474,267
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	63

FINANCIAL HIGHLIGHTS (continued)

	CMA Pennsylvania Fund
	For the Year Ended March 31,
	2007	2006	2005	2004		2003
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Investment income — net	.03	.02	.01	—	(a)	.01
Realized gain (loss) — net	— (b)	— (b)	— (a)	—	(a)	— (b)
Total from investment operations	.03	.02	.01	—	(a)	.01
Less dividends from investment income — net	(.03)	(.02)	(.01)	—	(b)	(.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.95%	2.11%	.80%	.42%		.83%
Ratios to Average Net Assets:
Expenses	.69%	.69%	.69%	.68%		.67%
Investment income — net	2.93%	2.09%	.79%	.43%		.84%
Supplemental Data:
Net assets, end of year (in thousands)	$515,749	$497,912	$454,881	$500,274		$591,105
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

64	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FUNDS

CMA® Multi-State Municipal Series Trust

CMA Tax-Exempt Fund

P.O. Box 9011

Princeton, New Jersey 08543-9011

1-800-221-7210

MANAGER AND ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

TRANSFER AGENT

Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

Merrill Lynch, Pierce, Fenner & Smith Incorporated

World Financial Center, North Tower

New York, New York 10281-1220

CUSTODIAN

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com/moneymarketreports or by calling 1-800-221-7210.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call 1-800-221-7210.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Statement of Additional Information

The Statement of Additional Information contains further information about the Funds. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.blackrock.com/moneymarketreports or by writing to the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-221-7210.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-5011, 811-3111

Code #16817-0707

©BlackRock Advisors, LLC

Prospectus

July 27, 2007

CMA® Tax-Exempt Fund

CMA® Multi-State

Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Florida Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

STATEMENT OF ADDITIONAL INFORMATION

CMA® TAX-EXEMPT FUND

CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA® ARIZONA MUNICIPAL MONEY FUND

CMA® CALIFORNIA MUNICIPAL MONEY FUND

CMA® CONNECTICUT MUNICIPAL MONEY FUND

CMA® FLORIDA MUNICIPAL MONEY FUND

CMA® MASSACHUSETTS MUNICIPAL MONEY FUND

CMA® MICHIGAN MUNICIPAL MONEY FUND

CMA® NEW JERSEY MUNICIPAL MONEY FUND

CMA® NEW YORK MUNICIPAL MONEY FUND

CMA® NORTH CAROLINA MUNICIPAL MONEY FUND

CMA® OHIO MUNICIPAL MONEY FUND

CMA® PENNSYLVANIA MUNICIPAL MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. 1-800-221-7210

This Statement of Additional Information of the CMA Tax-Exempt Fund and each series of CMA Multi-State Municipal Series Trust (the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 27, 2007, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-221-7210 or by writing to the Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The Tax-Exempt Fund’s audited financial statements and the audited financial statements of Master Tax-Exempt LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2007 Annual Report. The audited financial statements of each series of CMA Multi-State Municipal Series Trust, as defined above, together with the report of the independent registered public accounting firm, are incorporated by reference to the CMA Multi-State Municipal Series Trust’s 2007 Annual Report. You may request a copy of the Annual Reports at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

BLACKROCK ADVISORS, LLC — MANAGER

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED — DISTRIBUTOR

The date of this Statement of Additional Information is July 27, 2007

PART I

Part I of this Statement of Additional Information sets forth information about CMA Tax-Exempt Fund (the “Tax-Exempt Fund”) and CMA Multi-State Municipal Series Trust (the “Trust”). The Trust consists of CMA Arizona Municipal Money Fund (the “Arizona Fund”), CMA California Municipal Money Fund (the “California Fund”), CMA Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA Florida Municipal Money Fund (the “Florida Fund”), CMA Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA Michigan Municipal Money Fund (the “Michigan Fund”), CMA New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA New York Municipal Money Fund (the “New York Fund”), CMA North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA Ohio Municipal Money Fund (the “Ohio Fund”) and CMA Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and the Tax-Exempt Fund are collectively referred to herein as the “Funds”). It includes information about each Fund’s Board of Trustees, the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with each Fund’s Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I.	Investment Objectives and Policies

CMA Tax-Exempt Fund

The Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of the Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of the Tax-Exempt Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of short term high quality tax-exempt money market securities. The Tax-Exempt Fund is classified as a diversified open-end investment company under the Investment Company Act.

The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master trust, the Master Tax-Exempt LLC (the “Tax-Exempt LLC”), which has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt LLC level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Tax-Exempt LLC in which the Tax-Exempt Fund invests.

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). The Tax-Exempt Fund may invest up to 20% of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which is excludable from gross income for Federal income tax purposes (including the alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be excludable from gross income for Federal income tax purposes (including the alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

CMA State Funds

Each State Fund is a tax-exempt money market fund. The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the relevant State Fund’s outstanding securities. Each State Fund is classified as a non-diversified open-end investment company under the Investment Company Act.

Each State Fund seeks to achieve its objectives by investing in a portfolio of short term, high quality Municipal Securities. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations, certificates of participation, leases or other arrangements with remaining maturities of 397 days (13 months) or less that are issued or entered into by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative products the interest from which is excludable, in the opinion of bond counsel to the issuer, from gross income both for Federal income tax purposes and the designated state’s personal (and where applicable, local) income tax purposes. It is expected that the value of such investments would be exempt from state intangible personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved.

Under normal circumstances, each State Fund will generally invest at least 80% of its net assets in state municipal securities the income on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and which are exempt from income tax and/or intangible personal property tax in the designated state. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each State Fund and may not be changed without the approval of a majority of each Fund’s outstanding shares as defined in the Investment Company Act. Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is includable in gross income for Federal tax purposes and/or subject to income tax in the designated state or to the intangible personal property tax.

State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and/or local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is excludable from gross income, in the opinion of bond counsel to the issuer, for Federal income tax purposes but not state or, where relevant, local personal income tax purposes and the value of which may be subject to state or local intangible personal property tax.

Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (industrial development bonds under pre-1986 law) (“PABs”) may be subject to a Federal alternative minimum tax. In general, these are bonds that benefit non-governmental entities. The percentage of each State Fund’s net assets invested in PABs will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in

Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of BlackRock Advisors, LLC (the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state and/or local intangible personal property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as PABs. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies —Other Factors” below.

Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards. The dollar weighted average maturity of each Fund’s portfolio will be 90 days or less.

Certain of the instruments in which State Funds invest, including VRDOs and Derivative Products, effectively provide State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.

II.	Investment Restrictions

CMA Tax-Exempt Fund

The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Tax-Exempt LLC has adopted investment restrictions substantially similar to those set forth below. In addition, the Tax-Exempt LLC has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Tax-Exempt LLC’s non-fundamental investment restrictions may be changed by the Tax-Exempt LLC’s Board of Trustees without interest holder approval.

Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4) make investments for the purpose of exercising control or management;

(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Information Concerning Municipal Securities;”

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940);

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;

(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

The Tax-Exempt LLC has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Tax-Exempt LLC may not:

(1) borrow money, except that (i) the Tax-Exempt LLC may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Tax-Exempt LLC may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Tax-Exempt LLC may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Tax-Exempt LLC may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Tax-Exempt LLC’s Prospectus and Statement of Additional Information. The Tax-Exempt LLC may not pledge its assets other than to secure such borrowings or to the extent permitted by the Tax-Exempt LLC’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2) make any investment inconsistent with the Tax-Exempt LLC’s classification as a diversified investment company under the Investment Company Act.

The Tax-Exempt LLC also has adopted non-fundamental investment restrictions, that may be changed by the Tax-Exempt LLC’s Board of Trustees without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Tax-Exempt LLC may not:

a. write, purchase or sell puts, calls or combinations thereof.

b. subject to its fundamental investment restrictions, the Tax-Exempt LLC may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Tax-Exempt LLC.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

CMA State Funds (except the Florida Fund)

The Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under these fundamental investment restrictions, no State Fund may:

(1) purchase any securities other than securities referred to under “Details About Each Fund — How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and “Information Concerning Tax Exempt Securities;”

(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Florida Fund

The Trust, on behalf of the Florida Fund, has adopted restrictions and policies relating to the investment of its assets and its activities. Certain of the restrictions are fundamental policies of the Florida Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trust, on behalf of the Florida Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

Set forth below are the Florida Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Florida Fund are in terms of current market value.

Under its fundamental investment restrictions, the Florida Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks and tax-exempt securities issued by states, their political subdivisions, agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

(8) Make investments for the purpose of exercising control or management.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time that Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus or applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, in the ordinary course of business within seven days at approximately current value, if at the time of acquisition more than 10% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (2) above, borrow money or pledge its assets, except that the Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund, as applicable. Such leveraging or borrowing increases the exposure of the Fund to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

Except with respect to restriction (2), a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III.	Information on Trustees and Officers

The Board of Trustees of each Fund consists of six individuals, five of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as the Directors of the Tax-Exempt LLC. The Trustees of each Fund are responsible for the overall oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of each Fund’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committees are the appointment, compensation, retention and oversight of each Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. Each Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to each Fund, (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or related to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to its independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of each Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider information and comments of the independent registered public accounting firm with respect to each Fund’s accounting and financial reporting policies, procedures and internal controls over financial reporting and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for its Audit Committee. Each Audit Committee has retained independent legal counsel to assist it in connection with these duties. Each Audit Committee met four times during the fiscal year ended March 31, 2007.

Each non-interested Trustee is also a member of each Fund’s Nominating Committee. The principal responsibilities of the Nominating Committees are to identify individuals qualified to serve as non-interested Trustees of the applicable Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the nomination of the Fund’s non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders of the relevant Fund or by interest holders of Tax-Exempt LLC as it deems appropriate. Fund shareholders or Tax-Exempt LLC interest holders who wish to recommend a nominee should send nominations to the Secretary of the applicable Fund that include biographical information and set forth the qualifications of the proposed nominee. Each Nominating Committee did not meet during each Fund’s fiscal year ended March 31, 2007.

Biographical Information

Certain biographical and other information relating to the non-interested Trustees is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address(a) and Age of Trustee	Position(s) Held with the Funds	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Ronald W. Forbes (66)(c)	Trustee	Trustee since 1987	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	46 registered investment companies consisting of 48 portfolios	None

Cynthia A. Montgomery (54)	Trustee	Trustee since 1994	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	46 registered investment companies consisting of 48 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Jean Margo Reid (61)	Trustee	Trustee since 2004	Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.	46 registered investment companies consisting of 48 portfolios	None

Roscoe S. Suddarth (71)	Trustee	Trustee since 2000	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995 and Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.	46 registered investment companies consisting of 48 portfolios	None

Richard R. West (69)	Trustee	Trustee since 1987	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	46 registered investment companies consisting of 48 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

(a)	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(b)	Each Trustee serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
(c)	Chairman of the Board of Trustees and the Audit Committee.

Certain biographical and other information relating to the Trustee who is an officer and “interested person” of each Fund as defined in the Investment Company Act and to the other officers of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(a) and Age of Trustee	Position(s) Held with the Funds	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Robert C. Doll, Jr. (c) (52)	President and Trustee of each Fund	Trustee(d) and President since 2005	Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates (“MLIM/FAM-advised funds”) from 2005 to 2006 and Chief Investment Officer thereof from 2001 to 2006; President of MLIM and Fund Asset Management, L.P. (“FAM”) from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) and President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	121 registered investment companies consisting of 161 portfolios	None

Donald C. Burke (47)	Vice President and Treasurer of each Fund	Vice President since 1993 and Treasurer since 1999	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. and Fund Asset Management, L.P. in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.	259 registered investment companies consisting of 574 portfolios	None

Karen Clark (42)	Chief Compliance Officer of each Fund	Chief Compliance Officer since 2007	Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007; Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.	121 registered investment companies consisting of 161 portfolios	None

Alice A. Pellegrino (47)	Secretary of each Fund	Secretary since 2004	Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. (“FAMD”) and Princeton Services from 2004 to 2006.	121 registered investment companies consisting of 161 portfolios	None

(a)	The address of the Trustee and each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
(b)	Each officer is elected by and serves at the pleasure of the Board of Trustees of the Tax-Exempt Fund and the Trust.
(c)	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Tax-Exempt Fund and the Trust based on his positions with BlackRock, Inc. and its affiliates.
(d)	As a Trustee, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Tax-Exempt Fund’s or Trust’s by-laws or charter or by statute.

Share Ownership

Information relating to each Trustee’s share ownership in each Fund and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2006 is set forth in the table below.

Aggregate Dollar Range of Equity Securities
Name	Tax-Exempt Fund	Arizona Fund	California Fund	Connecticut Fund

Interested Trustee:

Robert C. Doll, Jr.	None	None	None	None

Non-Interested Trustees:

Ronald W. Forbes	None	None	None	None

Cynthia A. Montgomery	None	None	None	None

Jean Margo Reid	$1 - $10,000	None	None	None

Roscoe S. Suddarth	$50,001 -$100,000	None	None	None

Richard R. West	None	None	None	None

Aggregate Dollar Range of Equity Securities
Name	Florida Fund	Massachusetts Fund	Michigan Fund	New Jersey Fund

Interested Trustee:

Robert C. Doll, Jr.	None	None	None	None

Non-Interested Trustees:

Ronald W. Forbes	None	None	None	None

Cynthia A. Montgomery	None	Over $100,000	None	None

Jean Margo Reid	None	None	None	None

Roscoe S. Suddarth	None	None	None	None

Richard R. West	None	None	None	None

Aggregate Dollar Range of Equity Securities

Name	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund

Interested Trustee:

Robert C. Doll, Jr.	None	None	None	None

Non-Interested Trustees:

Ronald W. Forbes	Over $100,000	None	None	None

Cynthia A. Montgomery	None	None	None	None

Jean Margo Reid	None	None	None	None

Roscoe S. Suddarth	None	None	None	None

Richard R. West	None	None	None	None

Name	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Trustee:

Robert C. Doll, Jr.	Over $100,000

Non-Interested Trustees:

Ronald W. Forbes	Over $100,000

Cynthia A. Montgomery	Over $100,000

Jean Margo Reid	Over $100,000

Roscoe S. Suddarth	Over $100,000

Richard R. West	Over $100,000

As of July 6, 2007, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2006, none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities in affiliates of the Manager.

Compensation of Trustees

The Tax-Exempt Fund pays each non-interested Trustee a combined fee, for service on the Tax-Exempt Fund/LLC Board and Audit Committee, of $7,000 per year plus $250 per in-person Board meeting attended and $250 per in-person Audit Committee meeting attended. The Chairman of the Tax-Exempt Fund/LLC Audit Committee receives an additional fee of $2,206 per year. The State Funds pay each non-interested Trustee a combined fee, for service on each State Fund Board and Audit Committee, of $10,000 per year plus $500 per in person Board meeting attended and $500 per each in person Audit Committee meeting attended. The Chairman of each State Fund Audit Committee receives an additional fee of $2,206 per year. Each Fund reimburses each non-interested Trustee for his or her out-of-pocket expenses related to attendance at Board, Audit Committee and Nominating Committee meetings.

The following tables set forth the compensation earned by the non-interested Trustees for each Fund’s fiscal year ended March 31, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2006.

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other BlackRock- Advised Funds(a) Paid to Trustees

CMA Tax-Exempt Fund/LLC

Ronald W. Forbes(b)	$11,113	None	$337,350

Cynthia A. Montgomery	$9,000	None	$259,350

Jean Margo Reid	$9,000	None	$262,350

Roscoe S. Suddarth	$9,000	None	$262,350

Richard R. West	$9,000	None	$259,350

Edward D. Zinbarg(c)	$9,000	None	$187,900

CMA Arizona Fund

Ronald W. Forbes(b)	$314	None	$337,350

Cynthia A. Montgomery	$261	None	$259,350

Jean Margo Reid	$261	None	$262,350

Roscoe S. Suddarth	$261	None	$262,350

Richard R. West	$261	None	$259,350

Edward D. Zinbarg(c)	$197	None	$187,900

CMA California Fund

Ronald W. Forbes(b)	$4,738	None	$337,350

Cynthia A. Montgomery	$4,142	None	$259,350

Jean Margo Reid	$4,142	None	$262,350

Roscoe S. Suddarth	$4,142	None	$262,350

Richard R. West	$4,142	None	$259,350

Edward D. Zinbarg(c)	$3,304	None	$187,900

CMA Connecticut Fund

Ronald W. Forbes(b)	$891	None	$337,350

Cynthia A. Montgomery	$774	None	$259,350

Jean Margo Reid	$774	None	$262,350

Roscoe S. Suddarth	$774	None	$262,350

Richard R. West	$774	None	$259,350

Edward D. Zinbarg(c)	$682	None	$187,900

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other BlackRock- Advised Funds(a) Paid to Trustees

CMA Florida Fund

Ronald W. Forbes(b)	$767	None	$337,350

Cynthia A. Montgomery	$682	None	$259,350

Jean Margo Reid	$682	None	$262,350

Roscoe S. Suddarth	$682	None	$262,350

Richard R. West	$682	None	$259,350

Edward D. Zinbarg(c)	$618	None	$187,900

CMA Massachusetts Fund

Ronald W. Forbes(b)	$645	None	$337,350

Cynthia A. Montgomery	$554	None	$259,350

Jean Margo Reid	$554	None	$262,350

Roscoe S. Suddarth	$554	None	$262,350

Richard R. West	$554	None	$259,350

Edward D. Zinbarg(c)	$419	None	$187,900

CMA Michigan Fund

Ronald W. Forbes(b)	$495	None	$337,350

Cynthia A. Montgomery	$432	None	$259,350

Jean Margo Reid	$432	None	$262,350

Roscoe S. Suddarth	$432	None	$262,350

Richard R. West	$432	None	$259,350

Edward D. Zinbarg(c)	$325	None	$187,900

CMA New Jersey Fund

Ronald W. Forbes(b)	$2,000	None	$337,350

Cynthia A. Montgomery	$1,727	None	$259,350

Jean Margo Reid	$1,727	None	$262,350

Roscoe S. Suddarth	$1,727	None	$262,350

Richard R. West	$1,727	None	$259,350

Edward D. Zinbarg(c)	$1,484	None	$187,900

CMA New York Fund

Ronald W. Forbes(b)	$4,438	None	$337,350

Cynthia A. Montgomery	$3,851	None	$259,350

Jean Margo Reid	$3,851	None	$262,350

Roscoe S. Suddarth	$3,851	None	$262,350

Richard R. West	$3,851	None	$259,350

Edward D. Zinbarg(c)	$3,087	None	$187,900

CMA North Carolina Fund

Ronald W. Forbes(b)	$357	None	$337,350

Cynthia A. Montgomery	$311	None	$259,350

Jean Margo Reid	$311	None	$262,350

Roscoe S. Suddarth	$311	None	$262,350

Richard R. West	$311	None	$259,350

Edward D. Zinbarg(c)	$235	None	$187,900

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other BlackRock- Advised Funds(a) Paid to Trustees

CMA Ohio Fund

Ronald W. Forbes(b)	$586	None	$337,350

Cynthia A. Montgomery	$509	None	$259,350

Jean Margo Reid	$509	None	$262,350

Roscoe S. Suddarth	$509	None	$262,350

Richard R. West	$509	None	$259,350

Edward D. Zinbarg(c)	$482	None	$187,900

CMA Pennsylvania Fund

Ronald W. Forbes(b)	$867	None	$337,350

Cynthia A. Montgomery	$757	None	$259,350

Jean Margo Reid	$757	None	$262,350

Roscoe S. Suddarth	$757	None	$262,350

Richard R. West	$757	None	$259,350

Edward D. Zinbarg(c)	$667	None	$187,900

(a)	For information on the number of BlackRock-advised funds from which each Trustee received compensation, see the chart on p. I-12.
(b)	Chairman of the Board and the Audit Committee.
(c)	Mr. Zinbarg retired as a Trustee of each Fund and as a director or trustee of certain other BlackRock-advised funds effective January 1, 2007.

IV.	Management and Advisory Arrangements

Management Services for the State Funds. Effective September 29, 2006, the Trust entered into a separate management agreement on behalf of each State Fund with the Manager (each a “Management Agreement”), pursuant to which the Manager receives a monthly fee from each State Fund at the following annual rates:

Portion of average daily net assets:	Rate

Not exceeding $500 million	0.500%

In excess of $500 million but not exceeding $1 billion	0.425%

In excess of $1 billion	0.375%

Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each State Fund’s manager and was compensated according to same management fee rate as the Manager discussed above.

Set forth below are the total management fees paid by each State Fund to the Manager and to FAM, each Fund’s previous manager, pursuant to each Fund’s respective Management Agreement for the periods indicated:

Management and Advisory Arrangements

	Fees Paid to Manager For the Year Ended March 31,	Fees Paid to FAM For the Year Ended March 31,			Fees Waived by FAM For the Year Ended March 31,
	2007(a)	2007(b)	2006	2005	2007(b)	2006	2005

Arizona Fund	$430,488	$418,402	$892,562	$868,386	$0	$0	$0

California Fund	$5,900,464	$5,154,220	$9,870,620	$9,655,027	$0	$0	$0

Connecticut Fund	$1,287,385	$1,271,995	$2,478,535	$2,751,677	$0	$0	$0

Florida Fund	$837,846	$970,930	$733,161(c)	N/A	$34,243(c)	$207,412(d)	N/A

Massachusetts Fund	$1,019,086	$923,141	$1,661,710	$1,821,231	$0	$0	$0

Michigan Fund	$689,552	$719,619	$1,452,950	$1,573,088	$0	$0	$0

New Jersey Fund	$2,795,019	$2,483,400	$4,732,931	$4,966,589	$0	$0	$0

New York Fund	$5,428,030	$5,102,476	$9,425,939	$9,760,798	$0	$0	$0

North Carolina Fund	$503,371	$509,533	$947,203	$1,091,501	$0	$0	$0

Ohio Fund	$882,815	$807,182	$1,773,341	$1,987,424	$0	$0	$0

Pennsylvania Fund	$1,240,879	$1,169,460	$2,368,785	$2,434,466	$0	$0	$0

(a)	For the period September 29, 2006 to March 31, 2007.
(b)	For the period April 1, 2006 to September 29, 2006.
(c)	For a portion of the fiscal year ended March 31, 2007, FAM voluntarily agreed to waive a portion of Florida Fund’s management fee. This voluntary waiver terminated effective May 1, 2006.
(d)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

Management Services for the Tax-Exempt Fund/Tax-Exempt LLC. Effective September 29, 2006, the Tax-Exempt LLC has entered into a management agreement with BlackRock Advisors, LLC, as the Manager, pursuant to which the Manager provides management services to the Tax-Exempt LLC (the “Management Agreement”). The Tax-Exempt Fund invests all of its assets in the Tax-Exempt LLC. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require management services. All portfolio management occurs at the level of the Tax-Exempt LLC. Prior to September 29, 2006, FAM acted as the Tax-Exempt LLC’s manager and was compensated according to same management fee rate as the Manager discussed below.

Tax-Exempt Fund Management Fee. The Manager receives a monthly fee from the Tax-Exempt LLC at the annual rates set forth below:

Portion of average daily value of net assets:	Rate

Not exceeding $500 million	0.25%

In excess of $500 million but not exceeding $1 billion	0.175%

In excess of $1 billion	0.125%

The table below sets forth the total management fees paid by the Tax-Exempt LLC to the Manager and to FAM, the Tax-Exempt LLC’s previous manager, for the periods indicated:

For Fiscal Year Ended March 31,	Paid to the Manager	Paid to FAM

2007	$6,550,521(a)	$6,275,361(b)

2006	N/A	$12,687,362

2005	N/A	$13,303,547

(a)	For the period September 29, 2006 to March 31, 2007.
(b)	For the period April 1, 2006 to September 29, 2006.

Effective September 29, 2006, the Manager entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BIM”) , pursuant to which BIM receives for the services it provides to one or more of the Funds a monthly fee at an annual rate equal to a percentage of the management fee received by the Manager from each applicable Fund.

The table below sets forth information about the total sub-advisory fees paid by the Manager to BIM for the period September 29, 2006 to March 31, 2007.

Fund	Paid to BIM

Tax-Exempt Fund	$3,887,532

Arizona Fund	$254,821

California Fund	$3,499,235

Connecticut Fund	$764,552

Florida Fund	$497,016

Massachusetts Fund	$604,799

Michigan Fund	$409,616

New Jersey Fund	$1,658,973

New York Fund	$3,223,370

North Carolina Fund	$298,453

Ohio Fund	$522,261

Pennsylvania Fund	$736,530

CMA Tax-Exempt Fund Administrative Services and Administration Fee. Effective September 29, 2006, the Tax-Exempt Fund has entered into an administration agreement (the “Administration Agreement”) with BlackRock Advisors, LLC as Administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund. Prior to September 29, 2006, FAM, acted as the Tax-Exempt Fund’s administrator and was compensated according to same fee rate as the Administrator.

The table below sets forth the total administration fees paid by the Tax-Exempt Fund to the Manager and to FAM, the Tax-Exempt Fund’s previous administrator, for the periods indicated:

For the Fiscal Year Ended March 31,	Paid to the Manager	Paid to FAM

2007	$11,121,554(a)	$10,672,772(b)

2006	N/A	$21,749,642

2005	N/A	$23,045,374

(a)	For the period September 29, 2006 to March 31, 2007.
(b)	For the period April 1, 2006 to September 29, 2006.

Transfer Agency Services

The table below sets forth the fees paid by each Fund to the transfer agent for the periods indicated:.

	For the Year Ended March 31,
	2007	2006	2005

Tax Exempt Fund	$1,469,838	$1,325,061	$1,296,614

Arizona Fund	$18,698	$17,307	$17,863

California Fund	$245,330	$219,207	$205,488

Connecticut Fund	$55,284	$44,892	$42,698

Florida Fund	$45,431	15,519(a)	N/A

Massachusetts Fund	$56,836	$49,610	$48,872

Michigan Fund	$41,925	$40,533	$41,788

New Jersey Fund	$154,130	$127,738	$119,035

New York Fund	$362,617	$260,661	$240,955

North Carolina Fund	$31,523	$29,578	$31,621

Ohio Fund	$60,154	$59,702	$59,617

Pennsylvania Fund	$80,104	$73,081	$72,825

(a)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

Accounting Services

The table below shows the amounts paid by the Tax-Exempt LLC and each State Fund to State Street Bank and Trust Company (“State Street”), the Manager and to FAM, the Tax-Exempt LLC’s and each State Fund’s previous manager, for accounting services for the periods indicated:

	Paid to State Street			Paid to the Manager			Paid to FAM
	For the Year Ended March 31,			For the Year Ended March 31			For the Year Ended March 31,
	2007	2006	2005	2007(a)	2006	2005	2007(b)	2006	2005

Tax-Exempt LLC(c)	$677,942	$1,002,558	$1,043,537	$87,732	N/A	N/A	$102,429	$220,752	$248,516

Arizona Fund	$54,368	$50,538	$48,649	$1,638	N/A	N/A	$1,882	$4,193	$3,474

California Fund	$325,897	$304,003	$304,805	$24,258	N/A	N/A	$27,938	$55,121	$48,217

Connecticut Fund	$102,610	$99,292	$108,461	$4,854	N/A	N/A	$5,666	$11,984	$12,043

Florida Fund	$84,235	$30,850(d)	N/A	$3,444	N/A	N/A	$8,610	$347(d)	N/A

Massachusetts Fund	$86,084	$72,898	$77,447	$3,624	N/A	N/A	$4,359	$7,562	$7,412

Michigan Fund	$69,332	$66,205	$70,389	$2,442	N/A	N/A	$3,143	$6,704	$6,383

New Jersey Fund	$184,403	$167,975	$179,885	$10,908	N/A	N/A	$12,576	$23,204	$22,484

New York Fund	$285,772	$298,742	$309,809	$24,048	N/A	N/A	$27,766	$52,399	$50,335

North Carolina Fund	$59,650	$52,280	$57,147	$1,938	N/A	N/A	$2,302	$4,347	$3,495

Ohio Fund	$76,552	$76,705	$83,490	$3,042	N/A	N/A	$3,913	$7,589	$8,865

Pennsylvania Fund	$96,230	$96,371	$97,093	$4,422	N/A	N/A	$4,981	$10,818	$10,034

(a)	For the period September 29, 2006 to March 31, 2007.
(b)	For the period April 1, 2006 to September 29, 2006.
(c)	For providing services to the Tax-Exempt LLC and the Tax-Exempt Fund.
(d)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

V.	Distribution Related Expense s

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) that are covered by the Management Agreements (see “Management of the Funds-Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Amended Distribution and Shareholder Servicing Plan (the “Distribution Plan”) benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid to the Distributor pursuant to each Fund’s Distribution Plan for the periods indicated. All of such amounts were allocated to the Distributor’s personnel and to related administrative costs.

	For the Fiscal Year Ended March 31,
	2007	2006	2005

Tax-Exempt Fund	$10,816,176	$10,597,343	$11,504,068

Arizona Fund	$209,597	$218,157	$215,398

California Fund	$3,324,477	$2,916,594	$2,901,323

Connecticut Fund	$638,852	$610,008	$697,728

Florida Fund	$408,494	$175,937(a)	N/A

Massachusetts Fund	$480,920	$398,919	$453,524

Michigan Fund	$338,293	$347,720	$374,915

New Jersey Fund	$1,445,019	$1,246,152	$1,345,205

New York Fund	$3,184,564	$2,796,492	$2,956,610

North Carolina Fund	$251,331	$228,163	$272,619

Ohio Fund	$420,482	$433,977	$496,274

Pennsylvania Fund	$589,638	$575,671	$600,502

(a)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

VI.	Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund as of the fiscal year ended March 31, 2007.

Fund	Seven-Day Period Ended March 31, 2007 (Excluding gains and losses)

Tax-Exempt Fund	3.12%

Arizona Fund	2.94%

California Fund	3.01%

Connecticut Fund	2.96%

Florida Fund	2.96%

Massachusetts Fund	2.98%

Michigan Fund	3.06%

New Jersey Fund	3.02%

New York Fund	3.07%

North Carolina Fund	2.95%

Ohio Fund	2.99%

Pennsylvania Fund	3.01%

VII.	Computation of Offering Price Per Share

An illustration of the computation of the offering price for shares of each Fund based on the value of the respective Fund’s net assets and number of shares outstanding on March 31, 2007 is set forth below:

Tax-Exempt Fund

As of March 31, 2007

Net Assets	$9,257,629,191

Number of Shares Outstanding	9,259,535,047

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Arizona Fund

As of March 31, 2007

Net Assets	$183,441,655

Number of Shares Outstanding	183,517,400

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

California Fund

As of March 31, 2007

Net Assets	$3,374,219,030

Number of Shares Outstanding	3,374,589,973

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Connecticut Fund

As of March 31, 2007

Net Assets	$544,050,253

Number of Shares Outstanding	544,188,916

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Florida Fund

As of March 31, 2007

Net Assets	$308,088,776

Number of Shares Outstanding	308,099,786

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Massachusetts Fund

As of March 31, 2007

Net Assets	$403,890,660

Number of Shares Outstanding	403,863,370

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Michigan Fund

As of March 31,2007

Net Assets	$262,426,108

Number of Shares Outstanding	262,581,616

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

New Jersey Fund

As of March 31, 2007

Net Assets	$1,342,081,658

Number of Shares Outstanding	1,342,182,012

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

New York Fund

As of March 31, 2007

Net Assets	$2,835,704,511

Number of Shares Outstanding	2,836,089,041

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

North Carolina Fund

As of March 31, 2007

Net Assets	$199,377,734

Number of Shares Outstanding	199,393,965

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Ohio Fund

As of March 31, 2007

Net Assets	$378,460,778

Number of Shares Outstanding	378,454,474

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Pennsylvania Fund

As of March 31, 2007

Net Assets	$515,749,318

Number of Shares Outstanding	515,939,865

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

VIII.	Portfolio Transactions

See “Portfolio Transactions” in Part II of this Statement of Additional Information for further information.

Set forth below are the number of principal transactions the Tax-Exempt LLC and each State Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the periods indicated:

	For the Year Ended March 31,
	2007		2006		2005
	Number of Transactions	Aggregate Amount(a)	Number of Transactions	Aggregate Amount(a)	Number of Transactions	Aggregate Amount(a)

Tax-Exempt LLC	9	$299.4	15	$391.8	8	$472.4

Arizona Fund	0	$0.0	0	$0.0	14	$64.2

California Fund	3	$68.4	16	$223.8	36	$347.9

Connecticut Fund	0	$0.0	2	$28.5	3	$27.0

Florida Fund	2	$30.0	0(b)	$0.0(b)	N/A	N/A

Massachusetts Fund	1	$2.9	0	$0.0	0	$0.0

Michigan Fund	3	$16.1	0	$0.0	0	$0.0

New Jersey Fund	0	$0.0	1	$10.0	1	$29.3

New York Fund	0	$0.0	0	$0.0	0	$0.0

North Carolina Fund	0	$0.0	4	$5.2	18	$41.1

Ohio Fund	3	$16.2	0	$0.0	0	$0.0

Pennsylvania Fund	0	$0.0	0	$0.0	1	$5.2

(a)	In millions.
(b)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

The value of the Tax-Exempt Trust’s and each State Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended March 31, 2007 are as follows:

Fund Name	Regular Broker-Dealer	Debt (D) /Equity (E)	Aggregate Holdings (000’s)

Tax-Exempt Trust	Morgan Keegan Municipal Products, Inc. Lehman Municipal Trust Receipts	D D	$164,960 $22,820

CMA Arizona	Lehman Municipal Trust Receipts	D	$5,460

CMA California	Lehman Municipal Trust Receipts ABN AMRO MuniTops Certificates Trust GS Pool Trust	D D D	$85,795 $64,838 $6,727

CMA Connecticut	Lehman Municipal Trust Receipts ABN AMRO MuniTops Certificates Trust	D D	$13,370 $8,770

CMA Massachusetts	UBS Municipal CRVS Trust	D	$3,300

CMA New Jersey	Lehman Municipal Trust Receipts	D	$25,900

CMA New York	ABN AMRO MuniTops Certificates Trust GS Pool Trust	D D	$42,435 $1,755

CMA North Carolina	ABN AMRO MuniTops Certificates Trust	D	$1,900

CMA Ohio	Lehman Municipal Trust Receipts	D	$7,230

CMA Pennsylvania	ABN AMRO MuniTops Certificates Trust Lehman Municipal Trust Receipts UBS Municipal CRVS Trust	D D D	$27,090 $2,500 $2,500

IX.	Additional Information

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio

and Pennsylvania Funds are the only series of the Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

Description of Tax-Exempt LLC and Tax-Exempt Fund Shares

The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Tax-Exempt LLC. Investors in the Tax-Exempt Fund have an indirect interest in the Tax-Exempt LLC. The Tax-Exempt LLC accepts investments from other feeder funds, and all of the feeder funds of the Tax-Exempt LLC bear the Tax-Exempt LLC’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Tax-Exempt LLC in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Tax-Exempt LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt LLC from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt LLC on more attractive terms, or could experience better performance, than another feeder fund.

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of the Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of the Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of Tax-Exempt Fund. Shares of the Tax-Exempt Fund are fully paid and non-assessable by the Tax-Exempt Fund.

Effective June 15, 2007 the Tax-Exempt LLC is organized as a Delaware limited liability company. Prior to June 15, 2007, the Tax-Exempt LLC was organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Tax-Exempt LLC, the Tax-Exempt Fund will hold a meeting of the Tax-Exempt Fund’s shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders.

Whenever the Tax-Exempt LLC holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt LLC. The Tax-Exempt Fund may withdraw from the Tax-Exempt LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.

Principal Shareholders

As of July 20, 2007, there are no holders, beneficially or of record, of 5% or more of the shares of the Tax-Exempt Fund.

To the knowledge of the State Funds, the following entities owned beneficially or of record 5% or more of the State Funds Shares as of July 20, 2007:

Name	Address	Percent

CMA Connecticut
DAVID H KOMANSKY	800 Scudders Mill Road Plainsboro, NJ 08536	14.87%

CMA Massachusetts
MR GEORGE P REISER	800 Scudders Mill Road Plainsboro, NJ 08536	5.17%

CMA Michigan
DAVID L VAN ANDEL TTEE U/L DTD 11/30/06 BY DAVID L VAN ANDEL	800 Scudders Mill Road Plainsboro, NJ 08536	6.75%

CMA North Carolina
ANN P BABCOCK TTEE U/A DTD 12/19/1995 ANN P BABCOCK	800 Scudders Mill Road Plainsboro, NJ 08536	10.50%

X.	State Fund Tax Summaries

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona personal income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions are considered ordinary income for Arizona personal income tax purposes.

California. So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Florida. Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. Florida no longer imposes an annual tax on intangible personal property. Previously, shares of the Florida Fund have been exempt from this tax because, on the tax assessment date, 90% of the net asset value of the Florida Fund’s portfolio of assets consisted of assets exempt from the Florida intangible personal property tax. Thus, Florida residents will not receive any state tax benefits from investing in the Florida Fund.

Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g. an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by a Fund, is the same rate applicable to ordinary income. Short-term capital gains are taxed at a higher rate.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Distributions received directly or indirectly from a Fund will not be eligible for the dividends-received deduction for Massachusetts corporate taxpayers. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax, the single business tax or the Michigan Business Tax (MBT) on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax, the single business tax or the MBT.

On July 12, the MBT became law, effective beginning January 1, 2008. The MBT has two weighted components: one equal to 0.8% of adjusted gross receipts and the second equal to 4.95% of business income. Interest on Michigan State Municipal Securities is exempt from MBT taxation.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent, down to a 4.0 percent rate for 2003. The scheduled reduction to 3.9 percent was delayed and became effective July 1, 2004. The single business tax was repealed for tax years beginning after December 31, 2007. On May 21, 2007, the United States Supreme Court agreed to review the decision of a Kentucky appellate court in the case of Davis v. Department of Revenue of Kentucky. The Kentucky court held that under the Constitution of the United States, the State of Kentucky may not exempt interest on bonds issued by that state or political subdivisions thereof from state and local taxes unless that state also provides such exemption to interest on bonds issued by other states and political subdivisions. Michigan law is similar to the Kentucky law in question, in that it generally exempts from state and local taxes interest on bonds issued by the State of Michigan and Michigan political subdivisions, but not interest on bonds issued by other states or political subdivisions. The outcome of such review, and its impact, if any, on the exemption of Michigan State Municipal Securities and interest thereon from state to local taxes in Michigan, or on the market value of Michigan State Municipal Securities, cannot be predicted.

New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, cash and cash items (including receivables), financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexed related thereto to the extent such instruments are authorized by section 851(b) of the Federal Internal Revenue Code are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors, should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, will pay a minimum tax based on the New Jersey gross receipts. The New Jersey Fund may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

New York. The portion of exempt-interest dividends equal to the portion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will not be exempt from New York State corporate franchise and New York City corporation income tax.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. To the extent that the Ohio Fund’s distributions are derived from Ohio public obligations, or the interest thereon or the transfer, and any profit made on the sale, exchange or other disposition of Ohio public obligations, said distributions are exempt from taxes levied by the State of Ohio and its subdivisions (which exclusion includes, without limitation, Ohio personal income tax and net income base used in calculating the Ohio corporate franchise tax and taxable gross receipts for purposes of the Ohio commercial activity tax), irrespective of the treatment of such distributions for federal income tax purposes. To the extent that the Ohio Fund’s distributions are derived from interest on its non-Ohio public obligations or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses on non-Ohio public obligations, such distributions are considered ordinary income for federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions on non-Ohio public obligations, if any, of net long-term capital gains which are income for federal income tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date. However few (if any) municipalities currently impose that tax.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Fund by a corporate shareholder will qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania State Municipal Securities are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

XI.	Financial Statements

The Tax-Exempt Fund’s audited financial statements and the audited financial statements of the Tax-Exempt LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2007 Annual Report. Each State Fund’s audited financial statements, together with the report of the independent registered public accounting firm, are incorporated by reference to the CMA Multi-State Municipal Series Trust’s 2007 Annual Report. You may request a copy of the Annual Reports at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

PART II

Part II of this statement of additional information contains information about the following funds: CMA Arizona Municipal Money Fund (“CMA Arizona”), CMA California Municipal Money Fund (“CMA California”), CMA Connecticut Municipal Money Fund (“CMA Connecticut”), CMA Florida Municipal Money Fund (“CMA Florida”), CMA Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA Michigan Municipal Money Fund (“CMA Michigan”), CMA New Jersey Municipal Money Fund (“CMA New Jersey”), CMA New York Municipal Money Fund (“CMA New York”), CMA North Carolina Municipal Money Fund (“CMA North Carolina”), CMA Ohio Municipal Money Fund (“CMA Ohio”), and CMA Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA Government Securities Fund (“CMA Government Securities”); CMA Money Fund (“CMA Money”); CMA Tax-Exempt Fund (“CMA Tax-Exempt”); CMA Treasury Fund (“CMA Treasury”); WCMA Government Securities Fund (“WCMA Government Securities”); WCMA Money Fund (“WCMA Money”); WCMA Tax-Exempt Fund (“WCMA Tax-Exempt”); WCMA Treasury Fund (“WCMA Treasury”); Merrill Lynch Ready Assets Trust (“Ready Assets Trust”); Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust (“Retirement Reserves”); Merrill Lynch U.S.A. Government Reserves (“U.S.A. Government Reserves”); and Merrill Lynch U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities and Exchange Commission is referred to herein as the “Commission.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as each of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	CMA Arizona Municipal Money Fund	CMA California Municipal Money Fund	CMA Connecticut Municipal Money Fund	CMA Florida Municipal Money Fund	CMA Massachusetts Municipal Money Fund	CMA Michigan Municipal Money Fund	CMA New Jersey Municipal Money Fund	CMA New York Municipal Money Fund	CMA North Carolina Municipal Money Fund	CMA Ohio Municipal Money Fund	CMA Pennsylvania Municipal Money Fund	CMA Government Securities Fund

Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X	X

Bank Money Instruments

Commercial Paper and Other Short-Term Obligations

Foreign Bank Money Instruments

Foreign Short-Term Debt Instruments

Forward Commitments												X

Municipal Investments	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Derivative Products	X	X	X	X	X	X	X	X	X	X	X
Municipal Notes	X	X	X	X	X	X	X	X	X	X	X
Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X	X
Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Short-Term Maturity Standards	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Quality Standards	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Other Factors	X	X	X	X	X	X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”
Single State Risk	X	X	X	X	X	X	X	X	X	X	X
Taxable Money Market Securities	X	X	X	X	X	X	X	X	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X	X	X	X	X	X	X	X

Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X

Repurchase Agreements; Purchase and Sale Contracts												X

Reverse Repurchase Agreements

Securities Lending

When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X	X	X	X	X	X	X	X

	CMA Money Fund	CMA Tax-Exempt Fund	CMA Treasury Fund	WCMA Government Securities Fund	WCMA Money Fund	WCMA Tax-Exempt Fund	WCMA Treasury Fund	Merrill Lynch Ready Assets Trust	Merrill Lynch Retirement Reserves Money Fund	Merrill Lynch U.S.A . Government Reserves	Merrill Lynch U.S. Treasury Money Fund

Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X

Bank Money Instruments	X				X			X	X

Commercial Paper and Other Short-Term Obligations	X				X			X	X

Foreign Bank Money Instruments	X				X			X	X

Foreign Short-Term Debt Instruments	X				X			X	X

Forward Commitments	X		X	X	X		X	X	X	X	X

Municipal Investments		X				X
Municipal Securities		X				X
Municipal Securities - Derivative Products		X				X
Municipal Notes		X				X
Municipal Commercial Paper		X				X
Municipal Lease Obligations		X				X
Municipal Securities - Short-Term Maturity Standards		X				X
Municipal Securities - Quality Standards		X				X
Municipal Securities - Other Factors		X				X
Purchase of Securities with Fixed Price “Puts”		X				X
Single State Risk
Taxable Money Market Securities
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs		X				X

Repurchase Agreements

Repurchase Agreements; Purchase and Sale Contracts	X			X	X			X	X	X

Reverse Repurchase Agreements	X				X			X	X

Securities Lending	X				X			X	X

When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X	X	X			X	X

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds) limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities - as defined in the Rule - that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities. The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and by their terms are general obligations of the foreign parent. Each Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short-term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short-term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short-term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables; or pools of mortgage- or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Foreign Short-term Debt Instruments. Foreign short-term debt instruments refers to U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The

Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short-term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase Municipal Securities if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue

Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes - Taxes.”

Municipal Securities - Derivative Products. Certain Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a right to sell (“put”) that Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an Underlying Bond in accordance with a governing agreement. A Fund may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines, which have been adopted by the Board of Trustees, and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short-term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees. Certain tax-exempt obligations (primarily Variable Rate Demand Obligations and Participating Variable Rate Demand Obligations) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —”Description of Debt Ratings.”

Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short-term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees. Certain Funds will not invest in taxable short-term money market securities.

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short-term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code, limit the types and volume of securities qualifying for the Federal income tax exemption of interest, which may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short-term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk as compared to funds that do not follow this practice.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short-term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of the security at a time when the market value of the security approximates its par value.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the CMA State Funds (and CMA Tax-Exempt and WCMA Tax-Exempt) generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These limitations may be changed by the Board of Trustees of CMA State Funds (and CMA Tax-Exempt and WCMA Tax-Exempt) to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the CMA State Funds elects to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership and “—Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc. or BlackRock Distributors, Inc., or in the case of the CMA Funds, WCMA Funds and CMA Tax-Exempt Funds, Merrill Lynch, Pierce, Fenner & Smith Incorporated (each a “Distributor”, and collectively the “Distributors”), as applicable, charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributors pay certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with nearly $1 trillion in assets under management. As a result of that transaction, Merrill

Lynch, a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed to be “controlling persons” of the Manager (as defined under the Investment Company Act) because of their ownership of BlackRock’s voting securities or their power to exercise a controlling influence over BlackRock’s management or policies. Each Sub-Adviser is an affiliate of the Manager and is an indirect wholly owned subsidiary of BlackRock.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (each, a “Transfer Agency Agreement”). Pursuant to each Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Trust, U.S.A. Government Reserves and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves pays a fee of $6.50 per account for the first one million accounts and $6.00 per account for each account thereafter. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system provided the recordkeeping system is maintained by a subsidiary of ML & Co. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised of all of the Fund’s non-interested Trustees, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are identified on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master Trusts. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master Trust to State Street and the Manager the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the applicable Distributors in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). See the cover page to Part I of each Fund’s Statement of Additional Information for the identity of your Fund’s Distributor. The Distribution Agreements obligate the Distributors to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, each Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributors also pay for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and each Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

Selective Disclosure of Portfolio Holdings

Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Board of Trustees has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings – including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements – Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information – whether or not publicly disclosed – may be disclosed to Fund Trustees, the independent Trustees’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager and its affiliates have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Trustees

Fund’s Transfer Agent

Fund’s independent registered public accounting firm

Fund’s accounting services provider — State Street Bank and Trust Company

Fund Custodian

Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand and Thomson Financial

Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC;

Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct – all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit – the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities – including securities held by the Fund – about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Activities of the Manager; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Manager and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Manager will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing a Fund.

In addition, certain principals and certain employees of the Manager are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. The Manager and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Manager may select brokers (including, without limitation, Affiliates of the Manager) that furnish the Manager, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Manager’s view, appropriate assistance to the Manager in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that the Manager uses soft dollars, it will not have to pay for those products and services itself. The Manager may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Manager receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Manager.

The Manager may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Manager believes are useful in their investment decision-making process. The Manager may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from BlackRock or the Funds in connection with the distribution of shares in the Funds or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Manager. BlackRock may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, BlackRock, including the Manager, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Funds or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products. See also, “Purchase of Shares – Other Compensation to Selling Dealers” in this Statement of Additional Information.

The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

The Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or the Manager by the Commission. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Manager may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Manager on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Manager on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Manager, in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributors.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributors. Certain of these services are not available to investors who own shares of Ready Assets Trust through the Merrill Lynch BlueprintSM Program.

The types of shareholder service programs offered to Ready Assets Trust shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than CMA service (or other Merrill Lynch central asset account program) Subscribers, WCMA service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributors, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

The minimum initial purchase under Blueprint is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on the Blueprint application form) and the minimum subsequent purchase is $50.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the Visa® card/check account or automatic investment of free cash balances.

Rights of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing shares in any BlackRock-advised fund, including the Funds, may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of shares must be called to the attention of the Transfer Agent, financial adviser or other financial intermediary by the investor at the time of the current purchase.

Letter of Intent. An investor may qualify for a reduced sales charge for purchases of BlackRock-advised funds immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in shares of BlackRock-advised fund, including the Funds, which, if made at one time, would qualify for a reduced sales charge. The 13-month period begins on the day the Transfer Agent receives the Letter of Intent. The investor must instruct the Transfer Agent upon making subsequent purchases that such purchases are subject to a Letter of Intent.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to First Union National Bank of Florida. You should give your financial institution the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Merrill Lynch BlueprintSM Program. Shares of Ready Assets Trust are offered to participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase shares of Ready Assets Trust through Blueprint will acquire Ready Assets Trust shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, shares of Ready Assets Trust are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their shares through Blueprint. Services, including the exchange privilege, available to investors through Blueprint, however, may differ from those available to other investors in Ready Assets Trust shares.

Shares of Ready Assets Trust are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the “IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

Orders for purchases and redemptions of shares of Ready Assets Trust may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

Purchases of Shares of U.S.A. Government Reserves Through Merrill Lynch Plans

Shares of U.S.A. Government Reserves are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund.

Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Reserves will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Reserves you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the CMA Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below.

The CMA service has different sweep features and annual participation fees than a WCMA account.

You may also elect to have free cash balances invested in individual money market deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banking Advantage Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of the CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of CMA State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Insured Savings Account or an account at the Merrill Lynch Banking Advantage Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases (CMA Tax-Exempt and CMA State Funds): Free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Banking Advantage Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of CMA Tax-Exempt Funds.

Manual Purchases (All CMA Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service (or other Merrill Lynch central asset account program) for any reason.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement.

Working Capital ManagementSM Account. Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA service designed for corporations and other businesses. This account, the Working Capital ManagementSM Account (“WCMA”) financial service (“WCMA service”), provides participants with the features of a regular CMA account plus optional lines of credit. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Certain participants in the WCMA service are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Service Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to have available cash balances deposited in certain other money market funds or individual money market accounts pursuant to the Insured SavingsSM Account.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account. A WCMA Tax-Exempt Fund shareholder may alternatively designate the Insured Savings Account as its Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the relevant service for any reason.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the account maintenance fees (also known as service fees) and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account — WCMA Multiple Class Structure” in the Prospectus. The distribution fees and account maintenance fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — WCMA Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest account maintenance and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest account maintenance and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) the education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSA) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999 certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: Cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account.

Participants in Plans in association with Blueprint receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares. In addition, these participants receive an individual confirmation with respect to each purchase and redemption of Fund shares other than purchases that are made automatically through payroll deductions. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has adopted a shareholder servicing plan and/or a distribution plan (with respect to Class II shares, in the case of Retirement Reserves) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the WCMA Funds is authorized to pay a Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through such Distributor. Retirement Reserves pays each Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through such Distributor. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the applicable Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The account maintenance fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the WCMA Funds compensates the Distributors for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of each Fund. The Distributors then determine, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributors. The fee paid by Retirement Reserves compensates the Distributors for the expenses associated with marketing activities and services related to Class II shares. The WCMA Distribution Plans for each of the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the applicable Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the WCMA Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the account maintenance and/or distribution expenditures paid to the Distributors. With respect to each Fund other than Retirement Reserves, in the event that the aggregate payments received by the Distributors under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributors, the Distributors are required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributors under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of Shares in the case of the WCMA Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (1) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the WCMA Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a WCMA Fund will not make further payments of the distribution fee with respect to its shares; however, a WCMA Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution and Service Plans (the “Plans”), each Fund may pay FAM Distributors, Inc. (“FAMD”), BlackRock Distributors, Inc. (“BDI”) and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. From time to time FAMD, BDI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

The Plans permit FAMD, BDI, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, FAMD, BDI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by FAMD, BDI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from FAMD’s, BDI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of FAMD, BDI, BlackRock or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Fidelity, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation and Tower Square Securities Inc. The level of payments made to these Service Organizations in any year will vary.

In lieu of payments pursuant to the foregoing, FAMD, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, FAMD, BDI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable NASD regulations, FAMD, BDI, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of a Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund may enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of shares of each Fund. Such services will be provided to Customers who are the beneficial owners of such shares and are intended to supplement the services provided by a Fund’s Manager, Administrator and/or transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee on shares owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.

In addition to, rather than in lieu of, distribution fees that a Fund may pay to a Service Organization pursuant to the Plans and fees the Fund pays to its transfer agent, a Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, FAMD, BDI or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Each Fund is required to redeem for cash all shares of the Fund as described in accordance with one of the procedures set forth below.

If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

Set forth below is information as to the methods of redemption of shares of all Funds except the CMA Funds. All five methods apply to each Fund other than Retirement Reserves. The methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at (800) 221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Redemption of Ready Assets Trust shares held in connection with Blueprint may be made only through Merrill Lynch. Such redemption may be made by writing directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Merrill Lynch BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. If your shares are held through Blueprint, you may also redeem shares by calling Merrill Lynch toll-free at (800) 637-3766. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A

Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the accounts has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves may redeem shares by writing directly to Merrill Lynch. Participants in plans associated with Blueprint should contact Merrill Lynch at the toll-free number furnished to them. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Reserves has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

CMA Funds - Redemption of Shares by CMA Service Subscribers

CMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by Visa® card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by Investors other than CMA service Subscribers — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

WCMA Funds - Redemption of Shares by WCMA Service Subscribers

WCMA Funds-Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the relevant service account agreement and program description.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the program description that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds-Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a CMA Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a CMA Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290.

Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account program are able to invest funds in one or more of the CMA Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and Retirement Reserves

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors and certain services are not available if you place orders for Fund shares through Blueprint. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 800-221-7210. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-221-7210.

Automatic Investment Plans

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Transfer Agent or the Distributors. If you do not maintain an account directly with the Transfer Agent, you should contact your financial advisor.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan.

Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Systematic Withdrawal Plans

If you maintain an account with the Transfer Agent, may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you. You may specify the dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributors. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your Financial Advisor. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your Financial Advisor.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined once daily, immediately after the daily declaration of dividends on each business day during which the NYSE or New York banks are open for business. For all Funds other than the CMA Funds and WCMA Funds, the determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., Eastern time, based on prices available at such time. In the case of the CMA Funds and WCMA Funds, the determination is made at 12:00 noon, Eastern time. The net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt) is determined under the “penny rounding” method by adding the value of all securities and other assets in a Fund’s portfolio, deducting the Fund’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. Each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt) values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by a Fund are valued at their fair value as determined in good faith by or under the direction of the Board.

Each CMA Tax-Exempt Fund and WCMA Tax-Exempt values its securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments that have remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (25 months). Each Fund will invest only in securities determined to be high quality with minimal credit risks.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, a Fund’s net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an amortized cost basis will be reported to the Trustees by the Manager. In the event the Trustees of a Fund determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including (i) reducing the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund’s capital; (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (iii) withholding dividends; or (iv) establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in a Fund.

Since the net income of a Fund is determined and declared as a dividend immediately prior to each time the net asset value of a Fund is determined, the net asset value per share of a Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes.”

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless a exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Commission has issued an exemptive order permitting each Fund to conduct principal transactions with Merrill Lynch Government Securities, Inc. (“GSI”) in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets, Inc., a subsidiary of GSI (“MMI”) in certificates of deposit and other short-term money market instruments and commercial paper, and with Merrill Lynch in fixed income securities, including medium-term notes, and municipal securities with remaining maturities of one year or less. This order contains a number of conditions, including conditions designed to ensure that the price to each Fund from GSI, MMI or Merrill Lynch is equal to or better than that available from other sources. GSI, MMI and Merrill Lynch have informed each Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch. For example, dealer spreads received by GSI, MMI or Merrill Lynch on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by each Fund to the Manager. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends are reinvested monthly, in the case of each Fund other than CMA Funds and WCMA Funds, and reinvested daily, in the case of the CMA Funds and WCMA Funds, in additional Fund shares at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. Shareholders of all the Funds other than CMA Funds and WCMA Funds who liquidate their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. For shareholders of CMA Funds and WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether or not such earnings are classified as ordinary income or capital gain dividends). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) excise tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2 unless one of the exceptions discussed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as “interest-related dividends” or “short-term” capital gain dividends, as described in “Taxes–General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as previously set forth is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting ESAs are scheduled to expire after December 31, 2010. Unless such provisions are extended, the tax treatment of ESAs and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be currently taxed on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Funds and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, distributions from a CMA Tax-Exempt Fund or from WCMA Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs.

Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund, intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”) are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of a Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the CMA Tax-Exempt Funds and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or a CMA Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent property designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to make such designations. However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders. This provision regarding interest-related dividends and short-term capital gain dividends generally would apply to distributions with respect to taxable years of a Fund beginning before January 1, 2008.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

CMA Tax-Exempt Funds, WCMA Tax-Exempt and Their Shareholders

The CMA Tax-Exempt Funds and WCMA Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the CMA Tax-Exempt Funds and WCMA Tax Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such tax basis is reduced to zero, will constitute capital gain to the holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used or industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax Exempt and each CMA Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax Exempt or a CMA Tax-Exempt Funds will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

CMA State Funds – State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a fund invests. For a summary discussion of these state tax laws please see “State Fund Tax Summaries” in Part I of each CMA State Fund’s Statement of Additional Information.

The Appendices to each CMA State Fund’s Statement of Additional Information contain a general and abbreviated summary of the state tax laws for each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of their investment in such CMA State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year.

Master – Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the code applicable to RICs. Each Master Portfolio is classified as a partnership for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Board of Trustees has delegated to the Manager authority to vote all proxies relating to the Fund’s portfolio securities. The Manager has adopted policies and procedures (the “Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund.

The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager’s interest and those of the Manager’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the “Committee”). The Committee, a subcommittee of the Manager’s Equity Investment Policy Oversight Committee (“EIPOC”) is comprised of a senior member of the Manager’s equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager’s Legal Department appointed by the Manager’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Manager’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an “Affiliate”), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a “Client”) is involved. The Proxy Voting Procedures and the Manager’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager’s normal voting guidelines or, on matters where the Manager’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Manager’s fiduciary duties.

In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Manager has adopted specific voting guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•

Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•

Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•

Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•

Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

•

Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how a Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the WCMA Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust.

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the CMA Funds. Shares issued are fully-paid and non-assessable by each Fund.

The Declaration of Trust establishing each Fund, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F-1 to indicate issues regarded as having the strongest capacity for timely payment. The rating F-2 indicates a satisfaction capacity for timely payment. The rating F-3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

A-1

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

A-2

APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Overall, the State’s economy continues to grow, even as the correction in the residential housing market advances. Continued, although more modest, growth is predicted. Growth in Arizona GDP for 2007 is projected to stay in the 2-2.5% range. Population statewide continues to grow by 200,000 or more individuals each year (an increase of 3.4%). Arizona personal income grew approximately 9.8% in 2006, with projected gains of 6.5% in 2007 and 2008.

Over the past several decades, the State’s economy has exhibited increasing growth as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980s and early 1990s, the State’s efforts to diversify its economy have enabled it to achieve and sustain steady growth rates in recent years. Specifically, Arizona experienced 40% economic growth from 1990 to 2000. From February 2005 to February 2006, Arizona’s non-farm job growth increased 5.43%, the second highest in the nation. Arizona non-farm employment reached an all-time high of 2,731,400 in April 2007.

While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past three decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, biotechnology, government and various service industries. The services industry, including government, employs over 2,286,000 individuals as of May 2007, and comprises the State’s largest economic sector. Much of Arizona’s recent population growth has created a surge in construction jobs. Employment in the construction sector was approximately 246,000 jobs in May 2007, comprising approximately 8.1% of the State’s employment, and representing a 3.1% increase over May 2006 construction jobs. Construction jobs exhibited the highest growth in the last quarter of 2006, but projections forecast a decline of construction sector employment caused by a correction in the residential housing market.

Manufacturing, another important sector in Arizona’s economy, has recently faced a slight decline in employment growth. As of May 2007, approximately 186,400 manufacturing jobs existed, a decline from 187,200 manufacturing jobs in May 2006.

According to the 2000 Census, during the decade of the 1990s, the State’s population increased 30% to 5.1 million; the Arizona Department of Economic Security estimated the State’s population at 6.3 million as of July 1, 2006. Arizona is the second fastest growing state in the nation, with a projected population of 10.7 million by 2030. Between 1990 and 2000, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and an estimated population of 3.79 million as of July 1, 2006, a 79% increase from 1990 and a 23.7% increase from 2000, making Maricopa County the fourth most populous county in the United States.

Following a few years of rapid appreciation of residential home values, Arizona has recently faced a downturn in the housing market. A decrease in homebuilding results in a risk of job loss for construction workers, realtors, mortgage brokers, title company personnel, home inspection crews, engineers and others. Although the commercial real estate industry exhibited approximately 26% growth in new construction from 2005 to 2006, there is a possibility that the recent slowdown in the housing market could turn into a contraction in the overall Arizona economy. Some measures of Arizona’s economy remain remarkably strong, but the correction in the housing market has caused the Arizona economy to lose some of its momentum.

The State’s economic growth during the 1990s enabled Arizona’s residents to realize gains in personal income. The State’s per capita personal income generally varies between 10% and 15% below the national average due to chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, the State’s per capita income grew by 5.6% in 2005 and 4.8% in 2006. The gains in per capita personal income during this period led to growth in retail sales. Retail sales increased almost 9% between June 2004 and June 2005, and increased 8.4% in 2006. However, retail sales are expected to have modest 5% to 6% growth in 2007 and 2008.

Like many other state governments, Arizona faced budget deficits in fiscal years 2002, 2003 and 2004. In 2005, however, revenues resulted in a $329 million surplus that helped the Arizona Legislature balance its 2006 budget. Fiscal year 2006 had a budget balance that was positive at over $1 billion due to a strong 2006 Arizona economy. The projected fiscal year 2007 budget balance is $368 million. The revenue forecast for the fiscal year 2008 General Fund is $10.47 billion, which includes certain one-time revenues. An increase of 4.7% in permanent base revenues over fiscal year 2007 is predicted for fiscal year 2008. Due to a strong economy in recent years, urban revenue sharing in fiscal year 2008 is projected to increase $133 million, or 24%. Personal income tax in Arizona is being reduced by 10%, which occurs in two 5% phases during each of the next two years. Proposed General Fund baseline spending for fiscal year 2008 is $10.42 billion, with $10.38 billion reflecting ongoing spending and $41 million proposed for one-time adjustments.

An amendment to the State’s constitution requires a two-thirds majority vote in both houses of the Legislature to pass a tax or fee increase. This amendment, combined with the State’s reliance on sales tax receipts, constrains the State’s ability to raise additional revenues in times of slow economic growth. In 1990, the State created a Budget Stabilization Fund in response to this constraint, but that Fund had been depleted as the State entered Fiscal Year 2005. Deposits in fiscal year 2006 brought the fund to $650 million, which is the statutorily capped level of 7% of General Fund revenues. In fiscal year 2007, the 7% cap increased to $685 million, which will be reached through a combination of the $650 million beginning balance, $10 million in a General Fund appropriation and $25 million in interest earnings. In fiscal year 2008, the 7% cap increases to $694 million, and the 7% cap will be reached through interest earnings.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities among the State’s public schools. The State Legislature, in 1998, adopted legislation that established a State School Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, originally intended to be capitalized by annual State appropriations. In addition, the voters of the State approved a proposal to impose a 6/10 of 1% statewide sales tax to augment the School Facilities Fund. Collections from this tax, however, have been significantly less than predicted. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district that exceed the State’s established minimum standards. This legislation does not affect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for 60% of the State’s population. Within its borders lie the City of Phoenix, the State’s largest city and the sixth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Transportation facilities, including Phoenix Sky Harbor International Airport, the fifth busiest airport in the world, pools of available labor, the presence of several educational institutions (including Arizona State University), a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved an average annual employment growth rate of 4.5% or more each year from 1995 through 2000. Metropolitan Phoenix is expected to see modest positive employment growth in all sectors in 2007.

Several large, publicly traded companies, such as Phelps Dodge, Swift Transportation Co., Viad Corp. and Petsmart, have their national headquarters in Maricopa County. Others, such as Motorola, Intel, Quest, American Express, Wells Fargo and Honeywell, conduct major operations there. In May 2002, the Translational Genomics Research Institute (formally the International Genomics Consortium) selected Phoenix as the site for its new headquarters. Also, a variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Phoenix Mercury (WNBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Today, major industries include aerospace, bioindustry, environmental and information technology, optics, plastics and advanced composite materials, software and teleservices. These industries and the Pima County economy in general are supported by the presence of several educational institutions, including the University of Arizona (Tucson). Raytheon Missile Systems Co., and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County experienced non-farm job growth of 4.8% in 2006, but non-farm job growth is predicted to grow more modestly, near 2.2%, in 2007.

APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California’s economy slipped into a recession in early 2001, losing 360,500 jobs between January 2001 and July 2003. The recession was concentrated in the State’s high-tech sector and, geographically in the San Francisco Bay Area. The economy has since stabilized with 831,200 jobs gained between July 2003 and November 2006. Current projections of the State Department of Finance indicate that the California economy will decelerate before improving in calendar years 2008 and 2009 largely because of slowing residential construction and real estate markets.

California’s July 1, 2006 population of approximately 37.4 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2006, the 5-county Los Angeles area accounted for 49 percent of the State’s population with over 18.0 million residents and the 11-county San Francisco Bay Area represented 21 percent of the State’s population with a population of over 8.0 million.

California total personal income grew by an estimated 6.1 percent in 2006, down from 5.4 percent growth in 2005. Per capita personal income grew by an estimated 5.5 percent in 2006, up from the 4.4 percent gain in 2005. Statewide taxable sales fell to 3.9 percent in 2006 from 7.4 percent in 2005. California exports increased by 13.7 percent in 2006, up from the 5.6 percent gain in 2005. The average level of nonfarm payroll employment grew by 1.8 percent in 2006, after growing by 1.8 percent in 2005. The State unemployment rate was 4.9 percent in 2006 and was 4.8 percent in the first quarter of 2007 before increasing to 5.1 percent in April 2007. The national unemployment rate in 2006 was 4.6 percent.

Home sales in the State fell by 24 percent in 2006. Residential construction, measured by the number of units for which permits were issued, fell by 22 percent in 2006, while the value of nonresidential permits rose by 15 percent in 2006. The number of residential permits and nonresidential permits issued increased in the first quarter of 2007.

Prior Fiscal Years’ Budgets

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. The State ended the 2000-01 fiscal year with a budget reserve of $5.39 billion. However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003 and economic recovery bonds in the spring of 2004.

The fiscal year 2004-05 Budget Act (the “2004 Budget Act”) was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by then Governor Schwarzenegger on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts, cost avoidance, fund shifts loans or borrowing, and transfers and other revenue, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04. As of the release of the 2006-07 Governor’s Budget, the State ended fiscal year 2004-05 with a reserve of $9.1 billion.

The fiscal year 2005-06 Budget Act (the “2005 Budget Act”) was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by Governor Schwarzenegger on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations). The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 were funded by using a part of the $7.5 billion fund balance at June 30, 2005. Under the 2005 Budget Act, the June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

Current State Budget

The fiscal year 2006-07 Budget Act (the “2006 Budget Act”) was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations.

Under the 2006 Budget Act, General Fund revenues are projected to increase from $92.7 billion in fiscal year 2005–06 to $93.9 billion in fiscal year 2006-07, of which $944 million will be transferred to the Budget Stabilization Account established pursuant to State Proposition 58 approved by State voters in 2004. The revenue projections assume continued but moderating growth in California’s economy as reflected in several key indicators. The 2006 Budget Act contains General Fund expenditures of $101.3 billion, compared to $92.7 billion in 2005-06. The June 30, 2007 reserve is projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.0 billion.

The 2006 Budget Act also includes Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion.

Based on the July 2006 report from the Legislative Analyst’s Office, California will continue to face operating shortfalls on a budgetary basis in the range of $4.5 billion to $5 billion in 2007-08 and 2008-09.

The 2006 Budget Act contains the following major components:

1. Proposition 98 — General Fund expenditures are proposed to increase by $2.9 billion, or 7.6 percent, to $41.3 billion. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2006-07, adjusted for changes in local revenues. Per pupil spending under Proposition 98 is projected to be $8,288, compared to $7,778 in the previous year. In addition, the State will pay $2.9 billion in settle-up funding, to resolve a pending lawsuit regarding Proposition 98 funding, comprised of $1.6 billion and $1.3 billion toward the Proposition 98 guarantee for 2004-05 and 2005-06, respectively.

2. Higher Education — The 2006 Budget Act marks the second year of funding under the terms of the Higher Education Compact (the “Compact”). The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2006 Budget Act provides for total Higher Education funding of $19.1 billion from all revenue sources, including $13.2 billion from the General Fund. General Fund support for the UC was increased by 8.4 percent to $3.1 billion and CSU was increased by 7.4 percent to $2.8 billion compared to fiscal year 2005-06. As a result of increased revenues to the State, the 2006 Budget Act assumes a scheduled buyout of the fee increases for undergraduate and graduate students that were scheduled under the Compact.

3. Health and Human Services — The 2006 Budget Act increases General Fund expenditures by $2.3 billion, or 8.7 percent, to $29.3 billion for Health and Human Services programs. This increase consists of higher Medi-Cal expenditures of $946 million and Department of Developmental Services expenditures of $331 million. The 2006 Budget Act reflects Ca1WORKs expenditures of $7.1 billion and Supplemental Security Income/State Supplementary Payment Program expenditures of $3.6 billion.

4. Transportation Funding — The Proposition 42 transfer is fully funded at an estimated $1.4 billion and provides an additional $1.4 billion for the early repayment of past loans from Proposition 42. Of the $1.4 billion repayment, $446 million is designated for cities and counties for local road and street maintenance. The 2006 Budget Act also provides $250 million for deferred maintenance in the State park system.

5. Financial Instruments — Under the 2006 Budget Act, half of the $944 million to be transferred to the Budget Stabilization Account pursuant to Proposition 58 will be further transferred for the purpose of early retirement of the State’s Economic Recovery Bonds.

6. Taxes — The 2006 Budget Act contains no new taxes.

A copy of the 2006 Budget Act is available from the State Department of Finance at www.dof.ca.gov. Information on the website is not incorporated herein by reference.

2007-08 Governor’s Budget and 2007-08 May Revision. On January 10, 2007, Governor Schwarzenegger released the proposed fiscal year 2007-08 Governor’s Budget (the “2007-08 Governor’s Budget”). The 2007-08 Governor’s Budget projected fiscal year 2007-08 General Fund revenues and transfers of $101.3 billion, total expenditures of $103.1 billion and a year-end reserve of $2.085 billion. The 2007-08 Governor’s Budget proposed to reconcile the budget imbalance between the anticipated revenues and transfers and the proposed expenditures by applying the estimated ending fund balance in fiscal year 2006-07 of $3.2 billion.

On May 14, 2007, the Governor released the May Revision to the 2007-08 Governor’s Budget (the “2007-08 May Revision”), which provides updated revenue and economic forecasts and revised budget proposals. The 2007-08 May Revision projects General Fund revenues and transfers of $101.3 billion , total expenditures of $103.8 billion and a year-end reserve of $2.2 billion, up $90 million from the 2007-08 Governor’s Budget projections. This reserve is comprised of $745 million as a reserve for the liquidation of encumbrances and $704 million as a special fund for economic uncertainties. In addition, $2.05 billion is expected to be deposited in the Budget Stabilization Account, of which $1.02 billion will be allocated to a subaccount that is dedicated to the early prepayment of economic recovery bonds approved by the voters. The 2007-08 May Revision estimates that major tax revenues are down $243 million from the 2007-08 Governor’s Budget and that General Fund expenditures are higher for Proposition 98 funding and prison costs. The 2007-08 May Revision contains $2 billion of revenue and savings proposals to address the $2.3 billion in lower revenues and higher costs.

A few of the major components in the 2007-08 Governor’s Budget (as updated by the 2007-08 May Revision) include:

1. Proposition 98 — Total Proposition 98 funding for fiscal year 2007-08 of $57.6 billion reflects a four percent increase over the 2007-08 Governor’s Budget of $56.8 billion, and approximately a seven percent increase above the revised estimate for fiscal year 2006-07. The General Fund contributes approximately 72.7 percent, or $41.9 billion of total proposed Proposition 98 funding.

These totals include funding for K-12, community colleges, and other state agencies that serve students. The 2007-08 May Revision includes $66.6 billion total revenue funding for K-12 education, an increase of approximately $297.5 million above the amount included in the 2007-08 Governor’s Budget. Total per pupil expenditures from all sources are projected to be $11,225 in fiscal year 2006-07 and $11,562 in fiscal year 2007-08, respectively, including funds provided for prior year settle-up obligations.

2. Higher Education — The 2007-08 May Revision reflects total funding of $19.7 billion, including $14.1 billion General Fund and Proposition 98 sources which reflects an increase of $1.0 billion ($756.1 million General Fund and Proposition 98 sources) above the revised 2006 Budget Act. This includes funding for the compacts signed in 2004 with the University of California and the California State University. The 2007-08 May Revision proposes the sale of EdFund, the State’s student loan guarantee agency, to a private buyer for a one time net increase in revenue estimated at $980 million.

3. Health and Human Services — The 2007-08 May Revision includes $29.9 billion for Health and Human Services programs, an increase of General Fund expenditures by $239 million, or 0.8 percent from fiscal year 2006-07. This increase includes $107 million for Medi-Cal managed care plans to reflect the implementation of a new rate-setting methodology. The 2007-08 May Revision retains savings in the 2007-08 Governor’s Budget of $324.4 million resulting from certain CalWORKs changes, $140.3 million resulting from suspension of the CalWORKs cost-of-living adjustments and $268.9 million resulting from utilization of Proposition 98 funding for CalWORKs Stage 2 child care. Also included in the 2007-08 May Revision is the suspension of the statutory January 2008 Supplemental Security Income/State Supplementary Program Cost of Living Adjustment, resulting in General Fund savings of $185 million in 2007-08 and $370 million in 2008-09.

3. Transportation Funding — The 2007-08 May Revision includes $1.48 billion to fully fund Proposition 42 and the minimum Proposition 42 debt repayment of $83 million. The 2007-08 May Revision proposes to use $200 million in additional projected Public Transportation Account “spillover” funds (related to sales taxes on gasoline) to reimburse the General Fund for Home-to-School Transportation expenditures in the current year in addition to the 2007-08 Governor’s Budget proposal of reimbursing the General Fund for $630 million in Home-to-School expenditures in fiscal year 2007-08.

4. Financial Instruments — The 2007-08 May Revision retains the $2.05 billion transfer to the Budget Stabilization Account included in the 2007-08 Governor’s Budget, with $1.02 billion of such amount to be used for early prepayment of outstanding economic recovery bonds. The 2007-08 Governor’s Budget assumed the receipt of $900 million of revenue from the savings resulting from the refinancing of the State’s tobacco securitization bonds which would be transferred to the General Fund in three installments ($300 million in fiscal year 2007-08, $450 million in fiscal year 2008-09 and $150 million in 2009-10). The 2007-08 May Revision proposes to transfer these funds entirely in fiscal year 2006-07 and 2007-08, with $600 million being transferred to the General Fund in fiscal year 2007-08.

5. Lease of State Lottery — In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State lottery to private operators such as the potential realization of new income if private operators could improve the returns from the lottery, which has been operating below the national average in per capita receipts. The 2007-08 May Revision did not include any specific proposals and does not include any increased revenue based on such a transaction.

LAO Assessment. In its “Overview of the 2007-08 May Revision,” released on May 15, 2007, the Legislative Analyst’s Office (the “LAO”) found “reasonable” the Governor’s revenue forecast for the State’s major revenues. However, the LAO reiterated its forecasts of budget shortfalls of about $3 billion in fiscal year 2007-08 and then $5 billion for fiscal year 2008-09 due to a number of one-time solutions contained within the 2007-08 May Revision.

Moreover, the LAO expressed caution about the reliability of certain revenue and savings proposals incorporated into the 2007-08 May Revision such as the legality of its public transit proposal, its estimate of gambling and property tax revenues and assumed savings from midyear reductions. The LAO estimates that the 2007-08 May Revision overstates the reserve by $1.7 billion, and the 2007-08 May Revision would leave only a $529 million reserve, which would be subject to additional risks and cost pressures.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the 2007-08 Governor’s Budget may be found at the website of the Department of Finance (www.dof.ca.gov), under the heading “California Budget.” Information on the website is not incorporated herein by reference.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

As of June 2007, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
A+	A1	A+

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

General. The primary units of local government in the State are 58 counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities in the State and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of Proposition 13 in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the

Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources such as sales taxes and reduced certain mandates for local services funded by cities and counties.

The 2004 State Budget Act, related legislation and the enactment of Proposition 1A (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State–local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Proposition 1A (“Proposition 1A”) was approved by the Legislature and subsequently approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008–09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two–thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104–193) fundamentally reformed the nation’s welfare system. The Law included, among other things, provisions to convert Aid to Families with Dependent Children, an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes. The revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”) which embodies the State’s response to the federal welfare system, contains time limits on the receipt of welfare aid and the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to decrease by 12.3 percent in 2007-08 from the 2006-07 projection. The revised CalWORKs caseload projections included in the 2007-08 May Revision are 461,200 cases in fiscal year 2006-07 and 404,300 cases in fiscal year 2007–08. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload has declined by over 35 percent.

Although California’s policy to date has been to limit total CalWORKs spending to only the available federal TANF Block Grant and combined State and county maintenance of effort (“MOE”) funds, the

2007-08 May Revision identifies expenditures in excess of the required levels ($492.5 million in 2006-07 and $161.5 million in 2007-08) resulting in a caseload reduction credit for the State in the following two federal fiscal years.

The 2007-08 May Revision includes total CalWORKs-related expenditures of $7.0 billion for fiscal years 2006-07 and 2007-08.

Authorization for the TANF program was recently reauthorized and extended until September 30, 2010. The federal reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKS caseload will be subject to the 50 percent work participation rate beginning in federal fiscal year 2007. Considerable improvement in work participation rates must be achieved to avoid federal penalties, which could be more than $1.5 billion from the General Fund over a five-year period. While these penalties likely would not be assessed until after fiscal year 2009-10, the 2007-08 May Revision proposes major programmatic changes that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on counties. For fiscal years 2006-07 and 2007-08, the State’s trial court system will receive approximately $2.6 billion in each fiscal year, and $499 million in resources from the counties in each fiscal year.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13 passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Article XIIIB of the State Constitution, which limits the amount of appropriations (not including expenditures for voter-approved debt service) of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing, Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

More recently, a new series of constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 1A (described under “Local Governments” above) and Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits. Proposition 58 and other voter initiatives affecting the budget process are described below.

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special session to deal with the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State’s General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the State Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire the State’s Economic Recovery Bonds, until a total of $5 billion has been used for that purpose. The 2007-08 May Revision proposes a transfer of an estimated $2.046 billion to the Budget Stabilization Account, of which $1.023 billion will be used to retire Economic Recovery Bonds.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and requires the State to expand funding for before and after school programs in the State’s public (including charter) elementary, middle and junior high schools. This increase was first required in 2006-07, and the 2006 Budget Act provided $550 million for these programs. The 2007-08 budget bill proposes to continue providing $550 million, allocating $547 million for grants for before- and after-school programs, and $3.0 million for administrative costs for the California State Department of Education. The additional funds are added to the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, cannot be reduced in future years unless the Proposition 98 guarantee is suspended.

On November 2, 2004, the voters approved Proposition 63, which imposes a one percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

On November 7, 2006, voters approved Proposition 1A, which was placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7 (“SCA 7”), to protect Proposition 42 transportation funds from any further suspensions. Current provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the Legislature agrees with a two-thirds vote of each house. SCA 7 would modify the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount transferred to the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, the scheduled Proposition 42 transfer of $868 million was suspended, and in 2004-05 the transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.359 billion. The 2006 Budget Act fully funds the Proposition 42 transfer at $1.428 billion for 2006-07, and also includes $1.415 ($1.215 billion from the General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. The 2007-08 May Revision proposes to fully fund the Proposition 42 transfer at $1.481 billion and the required repayment for remaining Proposition 42 debts at $83 million for 2007-08.

The Trust cannot predict the impact of legislation on the bonds in the Trust’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such programs by raising taxes.

Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the California’s State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Information on the website is not incorporated herein by reference.

APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a compete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2006 population density of 723 persons per square mile, as compared to 85 for the United States as a whole and 227 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1995 to 2005 with the exception of 2002, rising from $31,045 to $47,650. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 11.7% of total non-agricultural employment in Connecticut in 2005; it was 10.7% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 5.3% in 1995 to 2.3% in 2000 but rose to 5.5% for 2003. For the first half of 2006, the average unemployment rate in Connecticut fell to 4.3%. In May 2005 the U.S. Department of Defense announced its preliminary list of bases recommended for closure or realignment, which included for closure the U.S. Naval Submarine Base New London in Groton, Connecticut. The closure of the base could have a significant impact on the economy of Southeastern Connecticut. The State made arguments to the Base Realignment and Closure (“BRAC”) Commission for reconsideration of the proposed closure. In August 2005 the BRAC Commission recommended to take the U.S. Naval Submarine Base New London off of the list of bases recommended for closure and realignment. The President of the United States and Congress accepted the BRAC Commission’s recommendation and the base will not be closed in that round of closings.

At the end of the 1990-91 fiscal year, the General Fund had an accumulated unappropriated deficit of approximately $965.7 million. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110.2 million, $113.5 million, $19.7 million, $80.5 million, $250 million, $262.6 million, $312.9 million, $71.8 million, $300.4 million, and $30.7 million, respectively. The General Fund ran operating deficits in the 2001-02 and 2002-03 fiscal years of approximately $817.1 million and $96.6 million, respectively. The 2001-02 fiscal year deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The 2002-03 fiscal year deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. The State ended the 2003-04 fiscal year with a General Fund operating surplus of $302.2 million, which was deposited into the Budget Reserve Fund. The State ended the 2004-05 fiscal year with a General Fund operating surplus of $363.9 million, which figure takes into account the General Assembly’s passage of the biennial budget for the 2005-06 and 2006-07 fiscal years pursuant to which unanticipated additional revenues of approximately $623.9 million from the 2004-05 fiscal year were appropriated for various purposes. This surplus balance has been transferred to the Budget Reserve Fund. The State ended the 2005-06 fiscal year with an operating surplus of $446.5 million. This surplus balance is reserved for transfer to the Budget Reserve Fund. Per Section 4-30a of the Connecticut General Statutes, any unappropriated surplus, up to ten percent of General Fund expenditures, must be deposited into the Budget Reserve Fund.

The General Assembly passed the biennial budget for the 2005-06 and 2006-07 fiscal years prior to its June 8, 2005 regular session adjournment date, and the budget act was signed into law by the Governor on July 1, 2005. The budget for the 2006-07 fiscal year includes General Fund revenues of $14,748.5 million and appropriations of $14,745.2 million, resulting in a projected surplus of $3.3 million. Such surplus amount does not, however, reflect the reduction to General Fund revenues in the amount of $16.0 million for the 2006-07 fiscal year pursuant to an act of the October 25, 2005 Special Session which diverts such amount from abandoned property receipts to the Citizens Election Fund. The biennial budget includes approximately $400.0 million in revenue increases in the 2005-06 fiscal year and $530.0 million in revenue increases in the 2006-07 fiscal year. The more significant revenue changes included (i) reducing the property tax credit under the State income tax, (ii) imposing a 20% surcharge on the corporation tax in income year 2006 and a 15% surcharge in income year 2007, (iii) enacting a new unified estate and gift tax on estates and gifts over $2.0 million, and (iv) instituting a nursing home provider tax as part of an overall plan to garner additional federal funds for the provider industry, estimated to generate in addition to the tax revenue $114.8 million in additional federal funds in each year of the biennium. The budget calls for the use of approximately $623.9 million of the anticipated 2004-05 fiscal year General Fund operating surplus (i) to pay the debt service costs in the 2005-06 and 2006-07 fiscal years on the outstanding Economic Recovery Notes, (ii) to contribute to the Teachers’ Retirement Fund, (iii) to provide education equalization grants to towns, (iv) to provide for accrued sick and vacation leave payments due to the State’s 2003 early retirement program, (v) to make transfers to State agencies for various purposes, and (vi) to fund a stem cell research initiative. The $76.0 million balance of the operating surplus, as estimated in the General Assembly’s surplus projection, was to be deposited into the Budget Reserve Fund.

The General Assembly passed and the Governor signed the Midterm Budget Adjustments to both the 2005-06 and 2006-07 fiscal year budgets contained in Public Act No. 06-186. The Midterm Budget Adjustments increased appropriations by $420.5 million in the 2005-06 fiscal year, of which $26.0 million was for 2005-06 fiscal year deficiencies and $394.5 million was for appropriations to fund primarily one-time expenditures over the biennium. The Midterm Budget Adjustments also increased the original 2006-07 fiscal year General Fund appropriation for state agencies and accounts by $92.0 million. At the time the Midterm Budget Adjustments were adopted, the General Assembly was projecting a 2005-06 fiscal year General Fund surplus of $701.3 million, approximately $511.5 million of which was utilized (1) for 2005-06 fiscal year deficiencies, (2) to pay off the remaining Economic Recovery Note payments due in the 2007-08 and 2008-09 fiscal years, (3) for the Teachers’ Retirement Fund, which, when combined with existing funding, fully funded the actuarial required contributions for the 2005-06 and 2006-07 fiscal years, (4) for expected 2005-06 fiscal year lapses carried forward for expenditures in the 2006-07 fiscal year, and (5) for miscellaneous purposes. These changes reduced the General Assembly’s projected 2006-07 fiscal year surplus to $160.8 million. Any final 2005-06 fiscal year General Fund surplus amount, now determined to be $446.5 million, would be added to the State’s Budget Reserve Fund. Tax cuts were contained in Public Act No. 06-186 including the repeal of the 15% corporation tax surcharge and various minor sales and admissions tax exemptions. In addition, various tax credits were approved to assist in retaining and attracting businesses to the State, including the formation of a film industry tax credit, a jobs creation tax credit, and a displaced worker tax credit. The act also increases the maximum property tax credit against the state personal income tax from $400 to $500 starting with tax years beginning on or after January 1, 2006. To fund new transportation initiatives, the current transfer of General Fund petroleum gross receipts tax revenue to the Special Transportation Fund was increased by $80.0 million. Total revenue policy changes result in a General Fund revenue loss of $251.0 million in the 2006-07 fiscal year. These policy adjustments together with revised revenue estimates result in a net revenue increase of $249.5 million over the original 2006-07 fiscal year adopted revenue estimates. No additional general obligation bond authorizations were enacted in the 2006 Session of the General Assembly. The Governor signed Public Act No. 06-186, which authorizes an additional $1.0 billion in special tax obligation bonds to be issued over the next ten years to fund various transportation initiatives and the possible issuance of $1.3 billion in bonds to be issued in anticipation of future federal transportation funds.

In accordance with Section 2-36b of the Connecticut General Statutes, in advance of biennial budget preparations the Office of Policy and Management and the Legislative Office of Fiscal Analysis submitted reports to the General Assembly on November 15, 2006 regarding projections of revenues and expenditures for a five year period. The reports projected General Fund deficits for fiscal years ending 2007-08, 2008-09 and 2009-10 fiscal years of up to approximately five percent of the General Fund expenditures for each such fiscal year. Those projections are preliminary and are based in part on budget requests from various state departments and agencies prior to preparation of the Governor’s biennial budget proposal for the 2007-2009 biennium. The Office of Policy and Management has refined such projections in preparing the Governor’s budget proposal submitted to the General Assembly in February 2007. The State has a balanced budget requirement and an expenditures cap.

The General Assembly adjourned its legislative session on June 6, 2007 without the adoption of a biennial budget for the 2007-08 and 2008-09 fiscal years. The General Assembly did pass and the Governor signed into law: (i) bond authorizations in an aggregate principal amount not to exceed $160.0 million for various energy related purposes, projects and programs, (ii) a bond authorization in the aggregate principal amount not exceeding $5.0 million dollars per year to fund the Energy Conservation Loan Fund, and (ii) a special tax obligation bond authorization in an aggregate principal amount not exceeding $54.0 million dollars for capital resurfacing and related reconstruction projects. The General Assembly also passed and the Governor signed into law a bill authorizing the issuance of up to $2.0 billion of pension obligation bonds to fund in part the unfunded accrued liability in the Teachers’ Retirement Fund. The proposal would also require the State while the bonds are outstanding to annually appropriate the actuarially-determined annual required contribution to the Teachers’ Retirement Fund.

In a July 2007 special session, the General Assembly passed, and the Governor subsequently signed into law, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 includes General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million. The budget for fiscal year 2008-09 includes General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items including, $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations are for one-time purposes and approximately $318.4 million of the appropriations are for on-going purposes. The budget is $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.9 million below the expenditure cap in fiscal year 2008-09. However, in accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration has been ratified by a three-fifths vote of each house of the General Assembly.

For the 2006-07 fiscal year, as of the period ending May 31, 2007, the Office of Policy and Management estimated the General Fund to have an operating surplus of $910.3 million and the Comptroller estimated the General Fund to have an operating surplus of $925 million. These surplus estimates do not reflect the adjustments made to the 2006-07 fiscal year budget due to the passage of the biennium budget for fiscal years 2007-08 and 2008-09. The Comptroller estimated the General Fund to have an operating surplus of $134.7 million for the 2006-07 fiscal year after taking into consideration the passage of the biennium budget for fiscal years 2007-08 and 2008-09. This $134.7 million would be available for deposit in the State’s budget reserve fund.

In July 2003, the State implemented the first phase of a new, fully integrated, Internet based, financial management and human resources system. The implementation problems with the financial management software system caused a delay in the preparation of financial statements and reports for the 2004-05 and the 2005-06 fiscal years. The Comptroller’s Office has completed the audited legal accounting basis (modified cash) financial statements and audited statements prepared in accordance with generally accepted accounting principles (GAAP) for the State for the 2005-06 fiscal year. There was a delay of the State’s submission to the U.S. Department of Health & Human Services of its Single Audit for the 2006-06 fiscal year pursuant to OMB Circular No. A-133. The State received an extension until May 31, 2007, and the State submitted the Single Audit before that date. The State was unable to make timely provision to the nationally recognized municipal securities repositories (the “NRMSIRs”) by February 28, 2005, February 28, 2006 or February 28, 2007, respectively, of audits of its financial statements for the 2003-04, the 2004-05 and the 2005-06 fiscal years and, for the 2003-04 and the 2004-05 fiscal years, of certain operating data comparisons, as required by the State’s various continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with certain of its prior bond issues. On or prior to February 28, 2005, February 28, 2006 and February 28, 2007, respectively, the State filed with the NRMSIRs various financial statements and certain other operating data for the 2003-04, the 2004-05 and the 2005-06 fiscal years, which had not been audited, but which the State believed to be accurate in all material respects. The State did file the audited financial statements with the NRMSIRs promptly after the audits became available.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of February 1, 2007, the State had authorized direct general obligation bond indebtedness totaling approximately $20,190.7 million, of which $18,878.0 million had been approved for issuance by the State Bond Commission and $17,224.4 million had been issued. As of February 1, 2007, net State direct general obligation indebtedness outstanding (including lease financings) was approximately $10,469.5 million.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of February 1, 2007, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,044.4 million.

The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State’s share of such costs. As of June 30, 2006, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $3.1 billion. As of June 30, 2006, the State is obligated under the pre-1997 program for approximately $670.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under the pre-1977 program.

The State’s general obligation bonds are rated Aa3 by Moody’s Investors Service (“Moody’s”) and AA by both Standard & Poor’s (“S&P”) and Fitch.

The State Employees’ Retirement Fund is the largest system maintained by the State with approximately 50,605 active members, 1,732 inactive (vested) members and 36,964 retired members as of June 30, 2006. With the exception of the 2003-04 fiscal year, since the 1978-79 fiscal year payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation of November 2006 indicated that, as of June 30, 2006, the State Employees’ Retirement Fund had unfunded accrued liabilities of $7,879.0 million and a funded ratio of 53%. The actuarial valuation determined the following employer contribution requirements: (i) $663.9 million for the 2006-07 fiscal year, (ii) $716.9 million for the 2007-08 fiscal year, and (iii) $753.7 million for the 2008-09 fiscal year. These annual contribution requirements do not include any amounts which would be required if retirement payments for State employees were to be based on unused vacation time at the time of retirement as contended in the case described below. In its petition to the Supreme Court to hear the case the State estimated that any additional annual cost could be from $62 to $107 million. It is anticipated that the employer contribution requirement of $663.9 million for the 2006-07 fiscal year will be fully met from the budgeted State contribution amount and Federal funding.

The Teachers’ Retirement Fund provides benefits for any teacher, principal, supervisor or superintendent in the public school systems of the State, with certain exceptions. As of June 30, 2006, there were approximately 60,904 active and former employees with accrued and accruing benefits and approximately 25,221 retired members. With the exception of the 2003-04 and 2004-05 fiscal years, since the 1978-79 fiscal year payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation dated November 29, 2006 indicated that, as of June 30, 2006, the Teachers’ Retirement Fund had unfunded accrued liabilities of $6,922.5 million and a funded ratio of 59.5%. The actuarial valuation determined the following employer contribution requirements: (i) $425.3 million for the 2006-07 fiscal year, (ii) $518.6 million for the 2007-08 fiscal year, and (iii) $539.3 million for the 2008-09 fiscal year. The budgeted State contribution of $412.1 million for the 2006-07 fiscal year is less than the actuarial valuation amount of $425.3 million.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; as such, the State has not established any fund for the accumulation of assets with which to pay post-retirement health care and life insurance benefits in future years. The State will need to make significant General Fund appropriations for such benefits each fiscal year. For the 2006-07 fiscal year, $436.4 million was appropriated. Implementation of Governmental Accounting Standards Board (“GASB”) Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions will require the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for the 2007-08 fiscal year. In an actuarial report dated March 2007, the actuarial accrued liability for post-retirement health care and life insurance benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, was estimated as of April 1, 2006 to range from $11.4 billion to $21.7 billion. The amounts depend upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The amount of the annual required contribution under these various assumptions ranges from $1.0 billion to $1.6 billion for the 2006-07 fiscal year.

The State makes a General Fund appropriation to the Teachers’ Retirement Fund to cover the portion of retiree health insurance costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. The amount of $23.1 million has been appropriated for such purpose for the 2006-07 fiscal year. No fund has been established for the accumulation of assets with which to pay such benefits in future years; therefore, significant General Fund appropriations will be required for each fiscal year. Implementation of GASB Statement No. 45 will require the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for the 2007-08 fiscal year. The State Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2006 of $2.2 billion on an unfunded basis, based upon certain stated assumptions. The actuarial valuation determined a $111.7 million employer contribution requirement for the 2006-07 fiscal year. The valuation noted that if the plan were prefunded the actuarial accrued liability as of June 30, 2006 would be reduced to $1.3 billion, based upon certain stated assumptions, which would result in a $60.4 million employer contribution requirement for the 2006-07 fiscal year.

On June 21, 2004, Governor John G. Rowland announced that he would resign as Governor of the State, effective July 1, 2004. Pursuant to the State Constitution, he has been succeeded as Governor by the Lieutenant Governor, M. Jodi Rell, who is a member of the same party as Governor Rowland and was elected Lieutenant Governor with him at the last regular general election. On December 23, 2004, former Governor Rowland pleaded guilty to one federal charge of conspiracy to commit honest services mail fraud and tax fraud. There is an ongoing federal investigation of the former Rowland administration regarding alleged improprieties with contract awards.

The State, its officers, and its employees are defendants in numerous legal proceedings. Although it is not possible to determine the outcome of these legal proceedings, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys’ fees and costs; (ii) a purported class-actions on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys’ fees, and costs; (iii) a petition to compel arbitration against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations; (iv) a purported class-action on behalf of similarly situated students in selected school districts claiming that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys’ fees and costs; (v) actions by recently retired state employees contending that payments upon retirement for unused vacation time and longevity payments should be counted as additions to “base salary” for purposes of calculating their retirement incomes; (vi) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system; (vii) litigation involving claims by Indian tribes and alleged Indian tribes to State land or sovereignty over portions of the State’s land area; (viii) arbitration proceedings initiated by a contractor against the State’s Department of Transportation pursuant to State statute alleging breaches of contract in connection with both a bridge construction project in New Haven and a separate construction project in Bridgeport; (ix) a purported class-action on behalf of individuals with mental illness in nursing facilities in the State claiming that the State has violated the Americans with Disabilities Act by failing to provide services to them in the most integrated setting appropriate to their needs; and a class action challenging the manner in which the State Department of Social Services administers its public assistance benefit programs for the disabled and seeking prospective declaratory and injunctive relief with respect to the alleged disproportionate impact resulting from certain Department office closings and the sufficiency of the Department’s accommodations for the disabled.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, in July 1996 the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In December 2000 the plaintiffs filed a motion seeking to have the Superior Court monitor the State’s compliance with the 1996 Supreme Court decision. A hearing was held in April 2002, and the case was settled early in 2003. Under the settlement agreement, the State was required over a four year period to open two new magnet schools in the Hartford area in each year, to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the four year period. At the time of the settlement the anticipated cost of compliance over the four year period was $45.0 million, exclusive of school renovation/construction costs. In August 2004 the plaintiffs filed a motion seeking an order that the defendants had materially breached the judicially and legislatively approved settlement. Although the motion remains pending, the parties have recently informed the Court that they are not presently in need of a ruling on the issues raised. In August 2006, the City of Hartford moved to intervene in the case, and in January 2007 the Court granted that motion.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX E

ECONOMIC AND OTHER CONDITIONS IN FLORIDA

The following information is a brief summary of factors affecting the economy of the State of Florida (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recently publicly available offering statements relating to debt offerings of the State, including a recent preliminary official statement, dated June 1, 2007, for a State of Florida debt offering, however, it has not been updated. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Fund has not independently verified this information.

The Florida Economy

Beginning in fiscal year 1996, the State’s unemployment rate has generally tracked below the national average. In fiscal year 2006, the State’s unemployment rate was 3.3%, while the nation’s unemployment rate for that same period was 4.8%. (The projections set forth in this Appendix were obtained from a recent preliminary official statement, dated June 1, 2007, for a State of Florida debt offering, and information provided by the Florida Auditor General’s office regarding its review of local government audit reports submitted to it for the local government fiscal year ending September 30, 2006 (collectively, the “State of Florida Report”)).

Historically, Florida’s total personal income has grown at rates similar to the national average and the other Southeastern states. During calendar years 1997 through 2006, the State’s total nominal personal income grew by 74% and per capita income expanded approximately 46.0%, while the national total and per capita income increased by approximately 57% and 43.0%, respectively. Since 1997, Florida’s per capita income has been consistently somewhat below that of the U.S. In calendar year 2006, it was 99.0% ($35,798) of the U.S. $36,276 average. The structure of Florida’s income differs from that of the nation and the Southeast. Because Florida has an older and proportionally larger retirement age population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers’ compensation and veterans benefits, among other sources of income) are major sources of income.

In November, 2004, Florida voters elected to raise the statewide minimum wage to $6.15, which was effective six months after enactment, and thereafter indexed to inflation each year. The increase was $1 an hour more than the federal minimum wage of $5.15, which has not changed since 1997. The Fund can not predict whether the wage increase will have an adverse impact on Florida’s economy.

Florida ranks as the fourth most populous state, with a population of approximately 18.349 million. From years 1996 to 2006, the State’s estimated average annual rate of population increase has been approximately 2.5% as compared to an approximately 1.0% average annual increase for the nation as a whole. During census years 1990-2000, the State’s population increased approximately 23.5% while that of the nation increased approximately 13.1%. No assurance can be given, however, that such growth will continue.

Tourism remains an important aspect of the State’s economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. An estimated 84.6 million people visited the State in calendar year 2006, a 1.27% increase over the final 2005 total, according to Visit Florida, the direct support organization for the Florida Commission on Tourism. Visitors to the State’s public parks and recreation areas totaled 18,172,559 for fiscal year 2005-06, a 4.6% increase over the prior fiscal year.

The State’s fiscal year begins July 1 and ends June 30. Hurricanes struck the State during the 2004 and 2005 hurricane seasons and resulted in mass evacuations of coastal areas and the declaration of a

Presidential Disaster Area encompassing 45 of the State’s 67 counties. These and future hurricanes could significantly adversely change the State’s economic outlook. There has been no official analysis of and the Trust cannot predict the impact of the recent and possible future hurricanes on the State’s economy, although they are likely to adversely impact the State’s tourist industry and other economic factors in the State discussed in this Appendix.

Between 1990 and 2000, Florida’s working age population (age 18-64) increased by approximately 20.1% and the number of employed persons increased approximately 20.2%. The services sector of the State’s economy continues to grow. In 2006, services constitute 49.6% of the State’s total non-farm jobs, compared to 43.1% five years earlier. The total number of non-farm jobs increased 11.8% while jobs in services increased 15.1% over the same period.

During the 1990’s, Florida became a leader in high-tech industrial employment, ranking first in the Southeast and fifth in the nation by 1999, with the number of high-tech jobs increasing nearly 36% over that decade. The primary areas of the State’s high-tech employment are communications and engineering services, computer-related services, information services and manufacturing of communications equipment and defense electronics and photonics. High-tech products accounted for approximately one-third of Florida’s export sales in 2004.

An important element of the State’s economic outlook is the construction sector. Single and multi-family housing starts in calendar year 2006 reached a combined level of 214,600 down from 279,800 in calendar year 2005. Multi-family starts were approximately 82,000 in calendar year 2006, down from approximately 90,500 in calendar year 2005. A driving force behind the State’s construction industry is its rapid population growth. Although, like many other parts of the nation, the State has recently experienced a strong downturn in the housing market. There has been no official analysis of and the Trust cannot predict the impact of the housing downturn on the State’s economy, although they are likely to adversely impact economic factors in the State discussed in this Appendix.

Florida Revenues and Expenditures

General revenue appropriations for fiscal year 2005-06 totaled approximately $27.064 million, to be funded from general revenue collections. The sales and use tax is the greatest single source of tax receipts in the State, although not all of these receipts are credited to the General Revenue Fund. For fiscal year 2005-06, receipts from this source were $19,367.4 million, an increase of approximately 9.9% from the prior fiscal year. The Legislature has, from time to time, temporarily waived collection of sales taxes on such items as clothing under certain prices, school supplies, and hurricane supplies.

The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 2005-06 were $1,814.40 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totaled $590.40 million for fiscal year 2005-06. The receipts of corporate income tax for fiscal year 2005-06 were $2,405.4 million, an increase of 39.1% over the previous fiscal year. Gross Receipts tax collections for fiscal year 2005-06 totaled $975.8 million, an increase of 10.6% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages, and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $1,085 million during fiscal year 2005-06, a 10.6% increase over the previous fiscal year. The Florida Legislature, effective January 1, 2007, repealed the Florida intangible tax on securities and investments. Consequently, Florida residents do not receive any state tax benefits from investing in the Florida Fund.

Another source of the State tax receipts in 2005-06 was the estate tax. The State’s constitution generally limited the tax on resident decedents’ estates to the aggregate amount allowable as a credit against federal estate tax or state death taxes paid and thus the State’s estate tax did not increase the estate’s total federal estate tax liability. For fiscal year 2005-06, estate tax receipts were $71.4 million, a decrease of 78% from the prior fiscal year. All estate tax receipts were credited to the General Revenue Fund and, in fiscal year 2005-06 represented approximately 0.26% of the General Revenue Fund. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the state death tax credit was reduced annually by 25% from 2002 through 2004, and a total repeal of that credit occurred in 2005. These reductions and elimination of the federal estate tax credit reduced the amount of taxes collected at the State level. As a result of these changes, the estate tax is expected to be eliminated in fiscal year 2006-07. The Fund cannot predict the impact of the elimination of the estate tax on State finances.

In fiscal year 2005-06, State operated lotteries produced estimated revenues of $3,929.0 million. Commencing July 1, 2005, lottery revenues are statutorily authorized to be distributed as follows: (1) variable percentages of the gross revenue from the sale of on-line and instant (scratch-off) lottery tickets, as determined by the Department of Education of the State, will be paid as prizes and deposited in the Educational Enhancement Trust Fund in a manner designed to maximize the amount of funds deposited in the Educational Enhancement Trust Fund; (2) the remaining funds will be used for the payment of administrative expenses of the Department of Education of the State, including all costs incurred in the operation and administration of the lottery and all costs resulting from any contracts entered into for the purchase or lease of goods or services required by the lottery, and (3) the unencumbered balance which remains after such payments at the end of the fiscal year will be transferred to the Educational Enhancement Trust Fund. In fiscal year 2005-06, education received approximately $1,218.5 million of these revenues.

Projections

Projections of General Revenue funds are developed by the Consensus Revenue Estimating Conference of the State, which is comprised of representatives from the State House of Representatives, the State Senate, the Governor’s Office, the Office of Economic and Demographic Research and the Department as a nonvoting member, primarily as a data source. The Consensus Revenue Estimating Conference meets at least semiannually to review and revise their estimates.

Fiscal Year 2007

The Consensus Revenue Estimating Conference met most recently on March 12, 2007, reducing the General Revenue forecast for fiscal year 2006-07 by $303.4 million, to $26,815.8 million, or 1.1% below the November 2006 estimate, and $266.4 million, or 0.9%, below actual collections for the prior fiscal year. Reductions in estimates have been attributed to the impact of a stronger downturn in the housing market than had previously been projected on the State’s major tax sources, documentary stamp and sales taxes. The fiscal year 2006-07 documentary stamp tax estimate was reduced to 23.5% less than fiscal year 2005-06 actual collections by the November 2006 estimating conference. The March 2007 documentary stamp tax estimate includes an additional adjustment downward to 24.5% less than prior year collections to reflect continued weakening in the real estate market. It should be noted, however, that while documentary stamp tax estimates have been reduced through fiscal year 2008-09, amounts available for transfer to the General Revenue Fund are expected to begin an upward trend in fiscal year 2007-08, due in part to the July 1, 2007, effective date of statutory caps on required transfers of documentary stamp taxes to other funds.

Sales tax estimates for fiscal year 2006-07 were reduced by $340.3 million to $19.6 billion. Sales taxes are now estimated to be 1.3% more than fiscal year 2005-06 collections, down from the 3.1% growth in the prior estimate. The lower growth rate reflects the impact from the slowing real estate sector of the State’s economy on the sales tax estimate, as housing construction slows and spending declines on new-construction related items (furniture, appliances, etc.).

General revenue collections through April 2007, the first ten months of the fiscal year, totaled $21,649 million or $186.6 million below the March estimate and $302.5 million (1.5%) less than collections for the same period in the previous fiscal year. The general revenue portion of sales tax collections was $34.7 million below estimate for the month of April, and corporate income taxes were

$114.3 below estimate for the period. While total documentary taxes were $6 million under estimate for the month, they are on estimate for the year. Estimated expenditures for fiscal year 2006-07 total approximately $29,339.1 million including an additional deposit to the Budget Stabilization Fund of $157.3 million. The year-end unallocated General Fund balance is now projected to be approximately $2,742.3 million in addition to the $1,248.5 million required balance in the Budget Stabilization Fund at year end, bringing total expected reserves to $3,990.8 million, or 13.6% of estimated general fund expenditures. Year-end fund balances will be affected by the accuracy of official estimates and actual revenue collections during the remainder of fiscal year 2006-07.

Fiscal Year 2008

The March 2007 Revenue Estimating Conference projected available general revenues for fiscal year 2007-08 to total $30,933.3 million, including general revenue collections of $27,505.3 million. Though a slight increase ($689.5 million, or 2.6%) over current projections for fiscal year 2006-07, the estimate is $652.9 million less than previously projected. The reductions in estimates continue to occur primarily in documentary stamp taxes and sales taxes as a result of real estate market softening. Corporate income tax collections are expected to maintain previous gains resulting from unprecedented growth in this revenue source, but are expected to begin to stabilize as growth rates return to more modest levels due to expected weaker profits in companies previously benefiting from the real estate market and increased labor costs. The required Budget Stabilization Fund balance for fiscal year 2007-08 is estimated to be $1,353.7 million.

In the session which ended on May 4, 2007, the State legislature adopted the general appropriations act, which authorized general revenue appropriations of $29.2 million, including an additional deposit of $105.2 million to the Budget Stabilization Fund. On May 24, 2007, the Governor signed the general appropriations act into law after vetoing individual line item general revenue appropriations totaling approximately $141.2 million. The legislature also adopted measures which continue sales tax holidays for hurricane preparedness items and for back to school supplies. Year-end fund balances will be affected by the Governor’s vetoes, the accuracy of official estimates, and actual revenue collections. Official estimates of the 2007-08 fiscal year-end fund balances are not yet available.

Estimates are based on information available at the time of the estimates. Such estimates are subject to revision as additional information becomes available. Also, estimates are subject to risks and uncertainties which may cause results to differ materially from those estimates set forth above. No assurance is given that actual results will not differ materially from the estimates provided above.

In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal years 2004-05, 2006-07 and 2008-09 in tabular form.

State of Florida

	Total General Revenues Fiscal Years 2003-06 (in millions of dollars)
	2003-04 Actual	2005-06 Actual	2006-07 Estimate
General Revenue Fund:
Sales Tax—GR	$17,599.8	$19,377.7	$19,637.0
Beverage Tax & Licenses	575.7	590.4	633.8
Corporate Income Tax	1,729.7	2,405.4	2,635.4
Documentary Stamp Tax[1]	1,601.2	1,248.8	632.5
Tobacco Tax	287.4	277.6	282.5
Insurance Premium Tax	545.7	611.7	713.6
Pari-Mutuels Tax	18.4	16.0	29.0
Intangibles Tax[2]	981.1	1,085.0	761.8
Estate Tax[3]	324.4	71.4	29.8
Interest Earnings	261.9	320.8	470.4

	Total General Revenues Fiscal Years 2003-06 (in millions of dollars)
	2003-04 Actual	2005-06 Actual	2006-07 Estimate
Driver’s Licenses	$73.6	$74.4	$71.5
Medical & Hospital Fees	181.2	181.0	183.0
Auto Title & Lien Fees	32.7	34.5	33.5
Severance Taxes	20.7	22.5	17.3
Corporation Filings Fees	176.4	191.7	200.0
Service Charges	494.0	532.4	440.3
Other Taxes, Licenses & Fees	359.2	358.0	382.6
Less: Refunds	(293.6)	(317.3)	(338.2)
Net General Revenue[4]	$24,969.4	$27,082.2	$26,815.8

1.	The 2005 Legislature enacted growth management legislation which redirects to trust funds $750 million of Documentary Stamp Tax Collections which otherwise would have gone into the General Revenue Fund. The decreases in fiscal years 2006-07 reflect projected weakening in the real estate market.
2.	Declines in fiscal year 2006-07 reflect repeal of the annual recurring tax.
3.	Decreases are the result of federal estate tax law changes.
4.	May not add due rounding.

Income Tax

The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

Property Tax

Property valuations for homestead property are currently subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less, which is commonly referred to as the “Save Our Homes Limitation.” If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. As discussed in the following section, changes to the Save Our Homes Limitation will be subject to voter approval on January 28, 2008 and if approved, would be effective retroactively to January 1, 2008.

Property Tax Reform Legislation

The State Legislature during a special legislative session called on May 4, 2007, adopted several bills to change the methodology for local governments in the State to levy ad valorem property taxes. The legislature adopted bills HB 1-B (“Bill HB 1-B”), SJR 4-B (“Bill SJR 4-B”) and HB 5-B (“Bill HB 5-B”), which were signed into law by the Governor of the State on June 21, 2007. The changes included in Bill SJR 4- B would amend the State constitution and are therefore subject to voter approval. With some limited exceptions Bill HB 1-B reduces county, city and special district property taxes that may be levied by local governments in Fiscal Year 2007-08 to the Fiscal Year 2006-07 level and then requires a reduction of between 3 to 9 percent and limits growth in these taxes in future years to the rate of change in the States per capita income. The Florida Legislature has estimated that, if complied with by all local governments, the estimated reduction in property taxes for fiscal year 2007-08 would be $2.2 billion, increasing to a $4.2 billion revenue reduction in fiscal year 2011-12, based on current millage rates and Revenue Estimating Conference forecasts. Subject to certain limitations provided in Bill HB 1-B, a local government may authorize higher property tax rates by an extraordinary vote of the governing body of such local government or by referendum approval. If a county or municipality fails to restrict the millage as provided in Bill HB 1-B, the county or municipality will forfeit distributions of its local government half-cent sales tax.

Bill HB 1-B also implements the provisions of Bill SJR 4-B, which if approved by the voters in a special election to be held on January 29, 2008 will result in larger ad valorem property tax cuts for homestead property because of changes to the current homestead exemption. The amendments, if approved, would become effective on January 1, 2008. Under current law the homestead exemption is $25,000 of the just value of the homestead property. Under Bill SJR 4-B, the new homestead exemption is 75% of the first $200,000 of a home’s value, plus 15% of the value between $200,001 and $500,000. The $500,000 limit will be adjusted every year based on the growth in per capita State income or by a change in general law approved by at least two-thirds of each house of the State Legislature. Under the proposal the minimum exemption is $50,000 and is increased to $100,000 for low-income seniors. Under the proposal all homesteads existing on January 1, 2008 will have the option of remaining under the current Save Our Homes Limitation and the current homestead exemption or switching to the new homestead exemption in Bill SJR 4-B; however property owners may not in the future change their election for that property. All new homesteads will receive the new homestead exemption and will not be covered by the Save Our Homes Limitation. The legislature expects that, if approved, 75% of homesteads will benefit from the larger exemption. If Bill SJR 4-B is approved by the voters, the cumulative tax revenue reductions (revenues to local governments in the State), together with the Bill HB 1-B, are expected to be $2.2 billion in fiscal year 2007-08, increasing to $8.5 billion in fiscal year 2011-12. The maximum cumulative amount of tax revenue reductions for Bill HB 1-B and SJR-4-B over 5 years is expected to be $31.6 billion. Pursuant to the requirements of HB 5-B a special election will be held on January 29, 2008, to vote on amending the State constitution to implement the changes set forth in Bill SJR 4-B effective January 1, 2008.

At this time, there is no way to predict whether Bill SJR 4-B will be approved by the voters during the January 29, 2008 election and become law and what impact the enactment thereof and the enactment of Bill HB 1-B will have on the local governments in the State. The property tax reforms may cause local government in the State to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

State Revenue Limitations

The State Constitution limits the amount of State revenues collected for any fiscal year to the amount of State revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter are required to be refunded to taxpayers as provided by general law. The constitutional limitation on State revenues may be increased by a two-thirds vote of the Legislature.

State revenues are generally defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the revenue categories exempt from the constitutional limitation include: (1) revenues necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues used to provide matching funds for the federal Medicaid program with certain exceptions; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

Risk of Hurricanes

Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1999, 2004, and 2005 hurricane seasons. In 2004, four major hurricanes struck Florida, with significant damage occurring in the overwhelming majority of the State’s counties. The scale of the damage was unprecedented and it is currently impossible to give an accurate estimate of the property damage. There was also some loss of life. In addition to the destruction to property caused by the storms, businesses have suffered a significant amount of down time, with resulting layoffs of personnel. The 2005 hurricanes caused significant damage, destruction of property and disruption of business and commerce across the entire southern third of the state, including the major population centers of Fort Lauderdale, Miami and West Palm Beach. Moderate damage was also suffered in certain portions of the western Florida Panhandle. The total impact of the storms on the Florida economy will not be known for some time, nevertheless the Fund believes the State has been and will be materially and adversely impacted by the hurricanes of 2004 and 2005. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

In 2002 the State combined the Florida Residential Property and Casualty Joint Underwriting Association and the Florida Windstorm Underwriting Association and created Citizens Property Insurance Corporation (“Citizens”). Citizens was created to provide property insurance to homeowners in high-risk areas and others who cannot find coverage in the open, private insurance market. Citizens provides (i) multi-peril personal residential policies, (ii) multi-peril commercial residential policies (i.e. condominium and apartment buildings) and (iii) wind only personal and commercial policies. Citizens currently has over 1.3 million policies in force (see www.citizensfla.com). Recent changes to State law affecting eligibility requirements and insurance premiums that may charged by Citizens has resulted in Citizens being able to compete with private insurers. To fund actuarial deficits Citizens is authorized to collect assessments and surcharges from its policy holders, regular assessments on other insurance companies which are passed through to their policyholders and emergency assessments which are collected by Citizens and other insurance companies from their policyholders which are designed to pay off long-term debt. During the 2006 legislative session the State appropriated $715 million from the State’s General Revenue to reduce the Citizens deficit. Future hurricanes or other natural disasters may result in catastrophic losses to Citizens that may require additional State funds to subsidize the losses.

State Ratings

As of June 13, 2007, the State had a high bond rating of Aa1 from Moody’s Investors Service, Inc., AAA from Standard & Poor’s, and AA+ from Fitch Ratings on its general obligation bonds. Outstanding general obligation bonds at June 30, 2006 totaled approximately $17.865 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued over $1.19 billion of general obligation bonds since July 1, 2006.

Report of State’s Auditor General

In Report No. 2007-19 of the State’s Auditor General for the fiscal year ending September 30, 2005, it was reported that the audit reports submitted by 62 of 1,075 (6%) local governments not exempt from statutorily mandated audit report filing requirements contain a statement that the local governmental entity has met one or more statutory conditions indicating a possible state of financial emergency and subjecting the local government to review and possible oversight by the Governor or the Commissioner of Education as provided in Section 218.503, Florida Statutes, an increase of 33% from the prior fiscal year. A total of 60 of 1,075 (3%) were reported as experiencing deteriorating financial conditions, a decrease of 49% from the prior fiscal year. Meeting a statutorily defined condition indicating financial emergency is not necessarily indicative of a local governmental entity’s solvency or ability to pay its current financial obligations, but if the Governor or the Commissioner of Education, as appropriate, determines that the local government entity or the district school board needs state assistance to resolve the condition, that local government is considered to be in a state of financial emergency. The operations of all entities meeting one or more of the financial emergency conditions may be adversely affected.

APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts (the “Commonwealth”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based solely upon the publicly available information statement dated May 9, 2007 as supplemented by the Commonwealth’s information statement supplements dated May 17, 2007 and May 24, 2007, each relating to Massachusetts general obligation bonds; however, the summary will not be updated during the year. The Trust has not independently verified the information.

Fiscal Year 2006 Tax Revenues. There was no consensus tax revenue forecast in advance of the fiscal 2006 budget. In January 2005, the Secretary of Administration and Finance estimated that fiscal 2006 tax revenues would be $17.336 billion, and legislative leaders announced agreement on an estimate of $17.100 billion, before transfers to the Massachusetts Bay Transit Authority (“MBTA”), the Massachusetts School Building Authority (“MSBA”) and the pension system. At the time the fiscal 2006 general appropriations act was enacted, the estimate of the Secretary of Administration and Finance was $17.448 billion, and the Legislature’s estimate was $17.283 billion. In October 2005 the Secretary of Administration and Finance increased the tax revenue estimate for fiscal 2006 to $17.957 billion. In January 2006 the Secretary of Administration and Finance increased the estimate to $18.158 billion. Fiscal 2006 budgeted tax collections totaled approximately $18.487 billion, before transfers to the MBTA, the MSBA and the pension system.

Tax revenue collections for fiscal 2006 totaled $18.487 billion, an increase of $1.4 billion or 8.2% over fiscal 2005. The following table shows monthly tax collections for fiscal 2006 and the change from tax collections in the same month in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in fiscal 2006 that are dedicated to the MBTA and to the MSBA.

Fiscal Year 2006 Tax Collections (in millions)(1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion(2)	MSBA Portion	Collections, Net of MBTA and MSBA

July	$1,188.8	$61.6	5.5%	$63.7	$44.6	$1,080.5

August	1,204.9	12.8	1.1	60.0	42.0	1,102.8

September	1,941.2	243.4	14.3	54.7	38.3	1,848.2

October	1,216.0	117.3	10.7	56.2	39.4	1,120.4

November	1,119.0	0.0	0.0	54.7	38.3	1,026.1

December	1,791.0	204.0	12.9	67.3	44.6	1,679.2

January	1,921.1	235.8	14.0	67.6	47.3	1,806.2

February	853.7	4.5	0.5	50.4	35.3	767.9

March	1,626.7	69.8	4.5	60.1	35.3	1,531.3

April	2,213.0	196.1	9.7	57.5	40.3	2,115.3

May	1,375.5	48.5	3.7	55.6	39.0	1,280.9

June	2,036.5	205.8	11.2	64.7	50.8	1,921.1

Total	$18,487.4	$1,399.5	8.2%	$712.6	$488.7	$17,286.2

(1)	Sum of details may not equal total because of rounding.
(2)	Includes adjustment of $12.5 million on account of the second quarter, $9.7 million on account of the third quarter and $6.3 million on account of the fourth quarter, related to the inflation-adjusted floor applicable to tax receipts dedicated to the MBTA.

The tax revenue increase of $1.4 billion over fiscal 2005 is attributable in large part to an increase of approximately $448.4 million, or 5.8%, in withholding collections, an increase of approximately $252.6 million, or 15%, in income tax estimated payments, an increase of approximately $249.6 million, or 17.3%, in income tax payments with returns and bills, an increase of approximately $117.9 million, or 3%, in sales and use tax collections, and an increase of approximately $550.2 million or 32.3% in corporate and business collections, which are partially offset by changes in other revenues (net of refunds).

Fiscal Year 2006 Ending Balance. As of June 30, 2006, the Commonwealth ended fiscal 2006 with a surplus of $261.0 million. State law also required that 0.5% of current-year tax revenues, or $93.0 million, be transferred to the Stabilization Fund. The total transfer to the Stabilization Fund at the end of fiscal year 2006 was $354 million.

For fiscal 2006, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $2.155 billion. This balance reflects inflows of $354 million outlined above and $72.3 million of interest income. The year closed with additional reserved fund balances of $947.2 million and undesignated fund balances of $106.2 million. The total fund balance in the budgeted operating funds was $3.208 billion.

Fiscal Year 2007. In January 2006 the Secretary of Administration and Finance and legislative leaders announced a consensus fiscal 2007 Commonwealth tax estimate of $18.975 billion, before transfers to the MBTA, the MSBA and the pension system. In October 2006 the Secretary of Administration and Finance raised the estimate to $19.132 billion. On January 30, 2007, the new Secretary of Administration and Finance raised the estimate to $19.3 billion

As of May 2007, appropriations for fiscal 2007 totaled $25.705 billion. The fiscal 2007 GAA provided for $25.676 billion in budgetary spending. Appropriations totaling $935 million in fiscal 2006 were authorized as prior appropriations continued (“PACs”), allowing these funds to be spent in fiscal 2007.

In addition to this spending in the budgeted operating funds, the Commonwealth has significant “off-budget” expenditures in fiscal 2007 in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $734 million and $557.4 million, respectively, and $359.4 million of off-budget expenditures in the Medicaid program.

On July 8, 2006, former Governor Romney signed the GAA for fiscal 2007. The budget as signed included $25.249 billion in spending, reflecting $458.6 million in line item reductions and $118 million in reductions to transfers from the General Fund. The Legislature subsequently overrode $427 million of the former Governor’s line item vetoes, bringing the total value of the GAA to $25.676 billion. The Legislature also overrode all of the vetoes of transfers from the General Fund.

The GAA restored the distribution of the state’s lottery revenues to the cities and towns. The fiscal 2007 distribution of $920 million reflects an increase of $158.6 million over the fiscal 2006 level. The budget also included significant increases to the Chapter 70 education aid program. The fiscal 2007 Chapter 70 distribution of $3.506 billion reflects an increase of $216.6 million over the fiscal 2006 level.

The fiscal 2007 GAA directed the transfer of $550 million from the Commonwealth Stabilization Fund to the General Fund to support the appropriated spending. Former Governor Romney vetoed $576.6 million in appropriations and transfers. He also vetoed the transfer from the Stabilization Fund, being unnecessary at the reduced spending level. The Legislature overrode many of the line item and transfer vetoes as discussed above. The Stabilization Fund transfer veto was not overridden. On October 5, 2006 the former Governor vetoed provisions of a supplemental appropriations bill that would have transferred $450 million from the Stabilization Fund to the General Fund.

Section 9C Spending Reductions and Restoration. On November 10, 2006, former Governor Romney, pursuant to Section 9C of Chapter 29 of Massachusetts General Laws, decreased fiscal 2007 spending authorizations (called allotments) by $425 million. These reductions included many items previously vetoed by the former Governor, as well as broad-based decrease of 1% of most appropriations in executive branch agencies under the control of the Governor. Section 9C requires that if the Secretary of Administration and Finance determines that available revenues will be insufficient to meet all of the expenditures authorized to be made from any fund, the Governor shall reduce allotments accordingly, propose to the Legislature the raising of sufficient additional revenue or recommend an appropriation from the Stabilization Fund.

On December 1, 2006, former Governor Romney, pursuant to Section 9C of Chapter 29 of Massachusetts General Laws, revised the original Section 9C reductions discussed above, restoring $41.4 million of the reductions, as actual tax revenue receipts for November 2006 exceeded the monthly benchmark by $84 million. On January 5, 2007, Governor Patrick restored the remaining $383.6 million in original section 9C reductions. The Executive Office for Administration and Finance anticipates that current tax revenues will be sufficient to support the additional spending levels.

A number of supplemental appropriations bills have been filed and approved during fiscal 2007. These bills include:

On July 13, 2006, Governor Romney approved a $20 million supplemental appropriation to fund a review of tunnel portions of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”). The appropriation was made in connection with other parts of the act that granted the Governor authority over safety inspections and reopening of Central Artery/Tunnel components that were closed subsequent to the July 2006 ceiling panel collapse in the Ted Williams connector tunnel.

On July 11, 2006, legislation became law without Governor Romney’s signature directing the transfer of $30 million to the Brownfields Redevelopment Fund. This transfer had originally been part of an economic stimulus bill passed in June 2006. Governor Romney had returned this section for amendment, proposing a lesser transfer amount of $15 million. This transfer in the lesser amount had previously been included in the Commonwealth financial statements for fiscal 2006.

On February 6, 2007, Governor Patrick filed $19.0 million in supplemental appropriations to fund $5.7 million in collective bargaining increases, $4.1 million for higher caseloads and $2.7 million for existing family shelter capacity, both at the Emergency Assistance for the Elderly, Disabled, and Children program at the Department of Transitional Assistance. The bill also included $6.5 million in other programs and services. The spending in the bill is fully offset by $22.4 million in other spending reductions in accounts with surplus funding, and new revenues. The balance, $3.4 million, will be returned to the General Fund.

On May 17, 2007, the Governor approved $88.4 million in supplemental appropriations to fund a variety of administration initiatives, including $21.9 million for the Department of Corrections, $15.6 million for the Department of Social Services, $8 million for snow and ice removal, $3.6 million for grants to support dairy farms and $15 million for public safety initiatives, including $11 million for grants to combat gang violence and $4 million for municipal police.

Fiscal Year 2007 Cash Flow. On February 28, 2007, the State Treasurer and the Secretary of Administration and Finance released a revised projected cash flow forecast for fiscal 2007. Fiscal 2006 ended with a non-segregated cash balance of $1.619 billion and a segregated bond balance of $222.2 million. The cash flow projection for fiscal 2007 is based on the GAA signed into law on July 8, 2006 and includes the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal 2007 from the prior fiscal year. The cash flow projection also reflects all supplemental appropriations bills either filed or enacted that would affect the Commonwealth’s cash flow in fiscal 2007. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and in subsequent legislation. The fiscal 2007 projection is based on actual spending and revenue through October 2006 and estimates for the remainder of fiscal 2007. The fiscal 2007 projection is based on the Executive Office for Administration and Finance’s fiscal 2007 tax estimate of $19.3 billion. The gross tax figure includes $1.335 billion dedicated to the Commonwealth’s fiscal 2007 pension obligation, $733 million in sales tax revenues dedicated to the MBTA and $557.3 million in sales tax revenues dedicated to the MSBA. This forecast also includes an inflow of $217.1 million on April 15, 2007 pursuant to the tobacco master settlement agreement. The tobacco revenue estimate for fiscal year 2007 was lowered by $42.9 million based upon the expected nonparticipating manufacturer adjustment to the April 2007 payment. This reduction is similar in nature to that applied to the April 2006 payment. The Commonwealth continues to actively pursue litigation to secure the right to receive the full amount of these payments.

Fiscal 2007 opened with a starting balance of $2.072 billion of cash and is projected to have a June 30, 2007 ending balance of $509.3 million. These figures are somewhat higher than the reported figures for the close of fiscal 2006 because of system improvements in the State Treasurer’s ability to calculate a more discrete figure. These figures do not include balances in the Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for projected capital projects totaling $222.2 million with respect to the starting balance and $63.1 million with respect to the ending balance. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $1.850 billion and is projected to end the fiscal year at $446.2 million, a $1.404 billion decrease. A portion of the overall decline in the operating cash balance is due to approximately $935 million in supplemental spending authorized in fiscal 2006 which has been carried forward into fiscal 2007. The decline also reflects the November 2006 transfer of $353.9 million of fiscal 2006 surplus dollars, plus $6.9 million in accrued interest, to the Stabilization Fund and the January 2007 restoration of $383.6 million of prior spending reductions made in November 2006 under Section 9C of Chapter 29 of Massachusetts General Laws.

The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began fiscal 2007 with $25.1 million of commercial paper outstanding in the form of bond anticipation notes (“BANs”). This commercial paper is currently outstanding. The Commonwealth’s cash position reflects a typical cycle of tightening in the second and third quarter of the fiscal year. The Commonwealth borrowed $300 million in November 2006 and an additional $600 million in December 2006 to make the second-quarter local aid payment. In January 2007, $200 million of revenue anticipation notes (“RANs”) were repaid, leaving $700 million of commercial paper RANs and $25.1 million of commercial paper BANs outstanding. The total amount of $725.1 million of commercial paper currently outstanding is expected to be paid down by June 30, 2007.

In March 2007, $400 million of bond anticipation notes were issued as 90-day notes (outside the commercial paper program). These notes matured in May 2007 and were expected to be retired with bond proceeds at that time.

The February 2007 cash flow projection includes an estimated $1.370 billion in proceeds of long-term borrowing for capital projects in fiscal 2007. This includes $500.1 million of proceeds from general obligation bonds issued in August 2006 and $372.6 million of proceeds from general obligation bonds issued in November 2006. In addition, a general obligation bond issue of $500 million in April 2007 was forecast. That bond issue was expected to occur in May 2007.

Fiscal Year 2007 Tax Revenues. Tax revenue collections for the first ten months of fiscal year 2007 totaled $15.906 billion, an increase of $831 billion or 5.5% over the comparable period in fiscal 2006. The following table shows monthly tax collections for fiscal 2007 and the change from tax collections in the same months in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in fiscal 2007 that are dedicated to the MBTA and the MSBA.

Fiscal Year 2007 Tax Collections (in millions)(1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion(3)	MSBA Portion	Collections, Net of MBTA and MSBA

July	$1,246.7	$57.9	4.9%	$61.5	$48.0	$1,137.2

August	1,188.2	(16.7)	(1.4)	58.2	45.4	1,084.5

September	2,068.9	127.7	6.6	63.8	43.2	1,961.9

October	1,244.8	28.8	2.4	60.7	47.4	1,136.7

November	1,229.8	110.7	9.9	54.5	42.5	1,125.2

December	1,784.4	(6.6)	(0.4)	68.3	43.2	1,672.9

January	2,052.9	131.7	6.9	69.9	54.5	1,928.5

February	987.2	133..6	15.6	54.3	42.3	890.7

March(2)	1,768.0	141.3	8.7	59.4	38.6	1,670.0

April(2)	2,336.2	123.2	5.3	55.6	43.4	2,237.2

Total(2)	$15,905.9	$830.6	5.5%	$606.1	$448.5	$14,851.3

(1)	Details may not add to Total because of rounding.
(2)	Figures are preliminary.
(3)	Includes adjustment of $8.4 million on the account of the first quarter, $12.9 million on account of the second quarter and $9.9 million on account of the third quarter, related to the inflation-adjusted floor applicable to tax receipts dedicated to the MBTA.

The year-to-date tax revenue increase of $830.6 billion over fiscal 2006 is attributable in large part to an increase of approximately $422.8 million, or 6.2% in withholding collections, an increase of approximately $84.7 million, or 5.6%, in income tax estimated payments, an increase of approximately $46.7 million, or 1.4% in sales and use tax collections, an increase of approximately $171.2 million, or 9.9% in corporate and business collections and an increase of $43.7 million, or 3.1%, in miscellaneous tax collections. Through April 2007, fiscal 2007 year-to-date tax collections have exceeded the year-to-date benchmark by approximately $54 million. That benchmark was based on the January 30, 2007 fiscal 2007 tax revenue estimate of the Secretary of Administration and Finance of $19.300 billion. April 2007 collections were $115 million below the benchmark for that month.

Tax Revenue Estimate Update. On October 24, 2006, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2007 by $202 million to $19.132 billion. The update also included the initial projection for fiscal 2008 revenues of $19.705 billion.

On January 30, 2007, as part of the consensus revenue estimate, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2007 by $168 million to 19.3 billion and announced, with legislative leaders, a consensus tax revenue estimate for fiscal 2008 of $19.879 billion.

Tobacco Master Settlement Agreement Revenue. In April 2007, the Commonwealth received $243.3 million in tobacco settlement proceeds. This payment reflects a withholding of approximately $20 million due to the Non-Participating Manufacturer’s (“NPM”) adjustment. The Commonwealth is actively pursuing litigation to secure its right to receive the full amount of the April payment.

Settlement with the Conservation Law Foundation. The Commonwealth recently reached a settlement agreement with the Conservation Law Foundation with regard to a lawsuit asserting that the Commonwealth failed to complete several public transit projects that were proposed to offset the supposed environmental impacts of the CA/T Project. The settlement agreement states that the Commonwealth will extend the MBTA’s Green Line beyond Lechmere Station in Cambridge to Medford Hillside in Medford and to Union Square in Somerville; add four stops to the existing Fairmount commuter rail line; prepare a final design of the Red Line-Blue Line connector that would link the Blue Line at Government Center with the Red Line’s Charles Street/MGH station; seek improvements to existing public transit service in the Arborway corridor in Jamaica Plain; complete the Greenbush commuter rail line by December 31, 2007; finish the ongoing modernization and platform lengthening of the Blue Line; and build 1,000 new parking spaces for public transit commuters. The agreement includes deadlines and provides a mechanism for the orderly substitution of projects if the described projects cannot be completed. The four main components of the agreement — the Green Line to Medford and Somerville, improvements to Fairmont, 1,000 new parking spaces, and the design of the Red/Blue connection are preliminarily estimated to cost $743.5 million. On March 23, 2007, the Governor approved legislation authorizing the issuance of $100 million of bonds to begin the first phase of these projects.

Fiscal Year 2008 Budget. In January 2007 the Secretary of Administration and Finance and legislative leaders announced a consensus fiscal 2008 Commonwealth tax estimate of $19.879 billion (including sales tax receipts dedicated to the MBTA and MSBA and amounts to be transferred to the pension system). The fiscal 2008 tax revenue estimate represents growth of 3% over the most recent (January 2007) estimate for fiscal 2007. Excluding changes in the tax code, this represents “baseline” growth of 3.1%.

On February 28, 2007, Governor Patrick filed his fiscal 2008 budget recommendations, providing for $26.714 billion in spending and based upon the fiscal 2008 consensus tax revenue figure of $19.879 billion.

Approximately $935 million in fiscal 2006 appropriations were authorized for expenditure in fiscal 2007 through the mechanism of “prior appropriation continued” (“PAC”) provisions, creating a large structural deficit in fiscal 2007. The Executive Office for Administration and Finance estimates that approximately $250 million of this authorized spending is recurring in nature and, accordingly, creates a gap in the fiscal 2008 budget.

Initial estimates of fiscal 2008 revenues and expenditures reflected a budget gap of approximately $1.3 billion, including the $250 million in recurring PAC spending. In addition to $295 million in additional revenues anticipated from proposed tax law changes and $174 million in additional fiscal 2008 tax revenues included in the consensus tax revenue forecast, the Governor’s fiscal 2008 budget recommendations propose to close the budget gap through $180 million in net decreases in projected MassHealth (Medicaid) spending, $175 million from suspended deposits to the state’s Stabilization Fund, $86 million in spending reductions associated with the elimination of “earmarked” projects, $50 million in transfers from reserve funds and $340 million in other spending reductions and revenue increases.

The Governor’s fiscal 2008 budget recommendations propose to create an irrevocable trust, the State Retiree Benefit Trust, to begin funding the unfunded OPEB (Other Post-Employment Benefits) liability. To fund the trust, the Governor has proposed that an estimated $423 million of funds from the proposed repeal of the Health Care Security Trust fund be deposited in the new fund and that a portion of future master settlement agreement payments from tobacco companies be dedicated to the fund. Under the Governor’s plan, 10% of all future tobacco settlement payments would be set aside first to support smoking cessation programs. Beginning in fiscal 2009, one-quarter of the remaining 90% received would be deposited in the new trust fund. By fiscal 2012, and in all subsequent years, 90% of the annual tobacco payments would be deposited in the fund.

On April 27, 2007, the House of Representatives approved its fiscal 2008 budget proposal which includes proposed appropriations of $26.9 billion. The House budget is also based on the consensus tax revenue estimate of $19.879 billion. The House budget does not assume approval of the Governor’s proposed changes in corporate taxation. The House budget includes estimated use of reserves to support budgeted spending, including proposed transfers from the Stabilization Fund and the Health Care Security Trust Fund of $320 million and $150 million, respectively. The House budget includes an additional $20 million in local aid distributions through the chapter 70 program. The House budget creates a State Retiree Benefit Trust but does not include funding to begin to pre-fund the Commonwealth’s unfunded OPEB liability.

On February 15, 2007, Governor Patrick proposed to the Legislature a Municipal Partnership Act. This bill would increase the local property tax base by repealing a 1915 exemption of certain telecommunication property. The bill also proposes to allow cities and towns to adopt a local meals tax of up to 2% and to expand an existing local-option tax on hotel and motel rentals from 4% to 5%. Finally, the bill contains other provisions intended to reduce costs to cities and towns. The proposed legislation is currently under consideration by the Legislature.

On the same day he filed his proposed fiscal 2008 budget, February 28, 2007, the Governor also filed legislation that would make changes in various tax laws. The Governor’s budget proposal assumed that the total revenue increase from this bill would be approximately $295 million in fiscal 2008 — necessary to balance the Governor’s proposed budget — and $479 million per fiscal year thereafter. The proposed legislation is currently under consideration by the Legislature. On April 30, 2007, the Governor, the Senate President and the Speaker of the House announced the formation of a 15-member study commission on corporate taxation to review and offer recommendations for streamlining the current corporate tax code. An interim report on legislative recommendations providing revenue for fiscal 2008 was due by June 15, 2007. A final report on long-term changes to corporate tax laws is expected to be completed by January 1, 2008.

Along with his proposed changes to the corporate tax code, the Governor also announced a plan to create a “homeowner circuit breaker.” Homeowners of all ages, with incomes up to certain defined levels, would be eligible for a tax credit to offset their local property tax assessments. The cost of the tax credit would be offset by revenues raised by the changes in corporate taxation.

On May 16, 2007, the Senate Committee on Ways and Means released its fiscal 2008 budget recommendations, which includes proposed appropriations of $26.7 billion. The Senate committee’s budget is based on the consensus tax revenue estimate of $19.879 billion. The committee’s budget does not assume approval of the Governor’s proposed changes in corporate taxation. The committee’s budget includes proposed transfers of $150 million from the Stabilization Fund and $150 million from the Health Care Security Trust Fund. The committee’s budget includes an additional $20 million in local aid distributions through the chapter 70 program over the amount appropriated by the House of Representatives in its budget. The committee’s budget proposal was expected to be acted on by the full Senate during the week of May 21, 2007.

The Senate Ways and Means Committee’s budget proposes to create an irrevocable trust, the State Retiree Benefit Trust, to begin funding the unfunded OPEB liability. This proposal is similar to the Governor’s proposal. To fund the trust, the committee has proposed that approximately $323 million to be made available by the committee’s proposed repeal of the Health Care Security Trust fund be deposited in the new fund. In addition, the committee recommends that a portion of future master settlement agreement payments from tobacco companies be dedicated to the fund. Consistent with the Governor’s plan, the committee proposes that 10% of all future payments would be set aside first to support smoking cessation programs. Beginning in fiscal year 2009, one-quarter of the remaining 90% received would be deposited in the new trust fund. By fiscal 2012, and in all subsequent years, 90% of the annual tobacco payments would be deposited in the fund.

Effects of Tax Law Changes on Commonwealth Revenues. During fiscal 2002 and fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated by the Department of Revenue to have been a reduction of approximately $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes are estimated to have increased revenue collections by a net amount of approximately $1.005 billion. The Department of Revenue estimates that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s tax amnesty program) was to reduce tax collections by approximately $110 million compared to fiscal 2003. The

Department of Revenue estimates that tax law changes increased tax collections by approximately $31 million in fiscal 2005 compared to fiscal 2004, reduced tax collections by approximately $154 million in fiscal 2006 compared to fiscal 2005, will reduce tax collections by approximately $113 million in fiscal 2007 compared to fiscal 2006 and will reduce tax collections by approximately $48 million in fiscal 2008 compared to fiscal 2007.

Limitations on Tax Revenues. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2002 through 2006 were lower than the “allowable state tax revenue” limit set by Chapter 62F and are expected to be lower than the allowable limit in fiscal 2007.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 GAAs to establish an additional tax revenue limitation. The fiscal 2003 GAA created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year is to be held in the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 GAA require that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus.

In fiscal 2006, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $18.592 billion, exceeding the “permissible tax revenue” limit of $18.540 billion by $52.2 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

As of March 31, 2007, actual state tax revenue has not exceeded the permissible state tax revenue limit set by Chapter 62F.

Local Aid. The Commonwealth makes substantial payments to its cities, towns and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2007, approximately 18.8% of the Commonwealth’s projected budget is allocated to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. For fiscal 2007, the Commonwealth will provide a total of $3.505 billion of state aid through the Chapter 70 program.

Several specific programs are also funded through direct local aid, such as public libraries, police education incentives and property tax abatement for certain elderly or disabled residents. Until creation of the MSBA in fiscal 2005, the state’s share of school building construction costs was also included in direct local aid. The State Lottery and Additional Assistance programs, which comprise the other major components of direct local aid, provide unrestricted funds for municipal use.

In addition to direct local aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, pensions for teachers, funding for road construction, funding for local water and sewer projects financed through the Massachusetts Water Pollution Abatement Trust, the costs of courts and district attorneys that formerly had been paid by counties and state tax receipts dedicated to the MBTA and MSBA.

Medicaid. The Commonwealth’s Medicaid program, also called MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, which is administered by the Executive Office of Health and Human Services (“EOHHS”), receives 50% in federal reimbursement on most expenditures. Beginning in fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the State Children’s Health Insurance Program.

Over a quarter of the Commonwealth’s budget is devoted to Medicaid. It is the largest and has been one of the fastest growing budget items in the Commonwealth’s budget. Medicaid spending from fiscal 2002 to fiscal 2006 grew by 8.9% on a compound annual basis. During the same period, Medicaid enrollment increased 1.9% on a compounded annual basis. The Executive Office for Administration and Finance projects total fiscal 2007 expenditures for Medicaid to be $7.941 billion, an increase of 10.5% over fiscal 2006. Health care reform legislation enacted in 2006 also restored and expanded eligibility, benefits and rates, beginning in fiscal 2007, by $308.3 million, $70.9 million of which will be expended from the off-budget Commonwealth Care Trust Fund. Adjusted for the new health care reform expansions in fiscal 2007, growth in Medicaid spending from fiscal 2006 to fiscal 2007 is projected to be 5.2%. MassHealth’s projected spending for fiscal 2007 is in line with current projections.

Medicaid spending varies by type of Medicaid member. Medicaid spending on disabled individuals and elders together accounts for 66% of total spending and 33% of total caseload. Low-income children and families account for only 30% of total Medicaid spending but 62% of total caseload. In fiscal 2006, close to 40% of total Medicaid expenditures were for nursing home care and prescription drugs.

In recent years, many Medicaid savings initiatives were directed at controlling the rate of growth for these services. Savings initiatives target service utilization, provider rates, benefits and, to a limited degree, member eligibility. Pharmacy utilization control measures include the implementation of the MassHealth drug list to steer pharmacy utilization toward the use of lower cost brand name and generic drugs and monitoring of prescription utilization. On January 1, 2006, the federal Centers for Medicare and Medicaid Services (“CMS”) implemented the Medicare drug benefit, or “Medicare Part D.” The program offers prescription drug coverage to Medicare beneficiaries and shifts the coverage for dual-eligible Medicare/Medicaid beneficiaries from Medicaid to Medicare Part D plans. This change results in a $138 million and $296.2 million net savings to the Commonwealth’s Medicaid program in fiscal 2006 and fiscal 2007, respectively. However, the Commonwealth is required to make a maintenance-of-effort, or “clawback,” payment to CMS. The clawback payment was $90 million in fiscal 2006 and is projected at $224.2 million in fiscal 2007. The clawback is designed to capture a portion of states’ Medicaid savings to help finance the new Medicare benefit. The Commonwealth does not receive federal reimbursement on the clawback payment.

In fiscal 2007, in accordance with health care reform legislation passed in April 2006, certain benefits considered optional under federal law were restored and new benefits were added for MassHealth clients. As part of the renewed waiver agreement with CMS, MassHealth also raised the enrollment cap for its “Essential” population from 43,000 to 60,000 members. (The “Essential” population includes long-term unemployed adults, with incomes up to 100% of the federal poverty level, who are not disabled, between ages 19 and 65.) To date, approximately 10,100 Essential members previously waitlisted and receiving interim services from the Commonwealth’s Uncompensated Care Pool are now enrolled in MassHealth and have access to preventive and emergency health care services.

In October 2004, EOHHS implemented two policy initiatives intended to improve access to the Commonwealth’s Medicaid program and more efficiently deliver services to patients. These initiatives have intentionally contributed to the increase in MassHealth caseload in fiscal 2005, 2006 and 2007. First, EOHHS integrated the application process for Medicaid and for the Uncompensated Care Pool, which has helped EOHHS identify Medicaid-eligible individuals when they seek services at hospitals and community health centers. Second, EOHHS implemented the “Virtual Gateway,” an information system through which hospitals, community health centers and other outreach workers electronically file applications to EOHHS to determine whether an individual is eligible for Medicaid or the Pool. This combined electronic application also now supports a component of the state’s 2006 health care reform legislation, the Commonwealth Care program which was implemented in October 2006. Both of these initiatives have contributed to higher Medicaid enrollment and, importantly, to a proportionate decrease in free-care utilization and costs, which is consistent with the Commonwealth’s intention to direct Uncompensated Care Pool users into MassHealth and Commonwealth Care, in order to provide better management of care and reduce higher cost emergency utilization.

Health Care Reform Legislation. In April 2006, legislation was enacted to reform health care by mandating that individuals 18 years and older purchase insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the federal poverty level and providing new, affordable products for uninsured residents whose income exceeds this threshold. The reform asks employers to play a role by requiring that businesses with 11 or more full-time employees either contribute to coverage or pay an assessment. These businesses must also establish a mechanism wherein employees can pay for health insurance coverage on a pre-tax basis. Businesses that are subject to this requirement but do not comply may potentially face a surcharge. The legislation also created the Commonwealth Health Insurance Connector Authority (“Connector”), charged with linking uninsured residents to affordable, and in some cases subsidized, coverage.

The Commonwealth began implementing health care reform shortly after its enactment. The legislation included many new concepts and initiatives, including the restoration and expansion of several MassHealth programs. As of May 1, 2007, over 69,000 residents had been enrolled in the subsidized Commonwealth Care Health Insurance Program, and MassHealth had enrolled 57,135 people, including over 25,000 children, since enactment of the legislation. On May 1, 2007, the Connector also launched the Commonwealth Choice program to offer individuals a range of unsubsidized affordable health insurance plans. The Connector board continues to examine and make policy decisions and to monitor conversions from the Uncompensated Care Pool into the Commonwealth Care Health Insurance Program, as well as new enrollees who did not previously access care through the Pool.

The Commonwealth continues to monitor closely the current and projected costs of health care reform. The health care reform legislation is expected to result in a reduction in tax revenues starting in fiscal 2008, due to increased pre-tax spending on health insurance premiums by employees and businesses in the Commonwealth. The January 30, 2007 consensus revenue estimate included a downward adjustment of $20 million to account for any potential impact of the legislation.

Commonwealth Pension Obligations. Almost all non-federal public employees in Massachusetts participate in defined-benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Many such retirement boards invest their assets with the Pension Reserves Investment Management Board, and the Governor has proposed legislation mandating that certain underperforming boards do so. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. The fiscal 2006 GAA authorized a 3% cost of living increase. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%.

Recent Financial Restructurings. In recent years certain major spending programs formerly included in the budgeted operating funds have been moved off-budget. In certain cases the items moved off-budget are being funded by dedicated sales tax revenue, as described below. The total amount of such off-budget funding in fiscal 2007 is projected to be $1.651 billion (including $734 million for the MBTA, $557.4 million for the MSBA and $359.4 million for Medicaid).

Massachusetts Bay Transportation Authority. Beginning in fiscal 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth’s sales tax, generally the amount raised by a 1% sales tax (not including meals) with an inflation-adjusted floor. (For fiscal 2007 the floor is $734 million.) This amount is dedicated to the MBTA under a trust fund. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth’s debt service contract assistance obligations relating to the MBTA’s prior debt, as described below, and to meet the MBTA’s other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts; after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136.0 million in fiscal 2006), the cities and towns are required by law to pay assessments equal to at least $136 million in the aggregate, as adjusted in each year after fiscal 2006 for inflation (with no annual increase to exceed 2.5% per year).

Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service (current expenses, including debt service and lease obligations not otherwise provided for, minus current income). In order to draw down dedicated sales tax receipts or municipal assessments from the state treasury, the MBTA must first certify that it has made provision in its annual budget for sufficient amounts to be available to meet debt service payments or other payments due under pre-July 1, 2000 financing obligations for which the Commonwealth has pledged its credit or contract assistance or is otherwise liable or as to which the MBTA has covenanted to maintain net cost of service or contract assistance support. To the extent the dedicated sales tax receipts and municipal assessments are insufficient in any year to meet the MBTA’s debt service payments with respect to such obligations, the Commonwealth remains liable for the payment of such pre-July 1, 2000 obligations or the provision of net cost of service or contract assistance support as to such obligations. The amount of any support provided to the MBTA beyond the dedicated sales tax receipts and municipal assessments is to be in the form of a no-interest loan repayable within five years from the MBTA’s system revenues and the dedicated sales tax receipts and municipal assessments.

School Building Assistance Program. The Commonwealth has operated a school building assistance program since 1948 to provide financial assistance to municipalities for building schools. Prior to fiscal 2005, financial assistance was provided in the form of annual contract assistance payments to subsidize a portion of local debt issues for such purposes. Assistance was appropriated annually through the Commonwealth’s operating budget, reaching $401.4 million in fiscal 2004. In July 2004, legislation was enacted to reform the program by moving it off-budget, dedicating sales tax receipts to support it and establishing an independent authority, the MSBA, to administer and manage it. The MSBA is required by the legislation to continue the contract assistance payments for previously approved and funded projects, to fund all projects on the waiting list at previously agreed-upon subsidy levels and to develop a program for funding new school projects beginning in fiscal 2008, at somewhat reduced subsidy levels. Funding for the program is provided by the dedication of a portion of the revenues raised by the Commonwealth’s sales tax, generally the amount raised by a 1% sales tax (not including meals), phased in through fiscal 2011. The legislation guaranteed the MSBA $395.7 million in fiscal 2005, 70% of the dedicated sales tax amount (but not less than $488.7 million) in fiscal 2006, 78% of the dedicated sales tax amount (but not less than $557.4 million) in fiscal 2007, 85% of the dedicated sales tax amount (but not less than $634.7 million) in fiscal 2008, 90% of the dedicated sales tax (but not less than $702.3 million) in fiscal 2009 and 95% of the dedicated sales tax amount in fiscal 2010. In addition to dedicated sales tax revenues, the legislation authorized the Commonwealth to issue $1 billion of general obligation bonds to help the MSBA fund its liabilities. The Commonwealth issued these bonds during fiscal 2005 and 2006. The legislation also transferred $150 million from the fiscal 2004 surplus to the MSBA as start-up funding. The MSBA is expected to finance a substantial portion of its liabilities through the issuance of revenue bonds, and the legislation authorizes up to $10 billion of such issuance, of which $4 billion have been issued.

Capital Spending. On March 23, 2007, Governor Patrick approved legislation authorizing $1.58 billion of general obligation bonds to fund a number of urgent projects, including critical repair projects, projects that needed to proceed to secure significant federal grant funding, projects that had been stopped or unable to proceed on schedule, legally mandated projects and others. This “immediate needs” bond bill was limited in scope to projects that needed to commence during calendar 2007 for the reasons described above. Such legislation also authorizes the Commonwealth to issue refunding bonds to refinance certain of the Commonwealth’s outstanding contract assistance and capital lease payment liabilities to achieve annual savings. In addition, the legislation provides for the use of over $200 million of cash previously appropriated to fund certain capital projects to defease outstanding bonds of the Commonwealth and for the funding of those capital projects with bonds instead.

The Executive Office of Administration and Finance is in the process of engaging in a comprehensive assessment of the Commonwealth’s capital investment needs in order to develop a five-year capital spending plan for fiscal 2008 through fiscal 2012. The five-year plan was expected to be completed by June 30, 2007. It is anticipated that the Governor will file comprehensive bond bills in July, 2007 to obtain the borrowing authorization necessary to fund the capital spending plan.

The Governor recently announced two major capital investment initiatives. The South Coast Rail Project is a $1.435 billion project to extend commuter rail service from Boston to the southeastern region of Massachusetts. The initial planning phase of the project is expected to last through fiscal year 2010 and cost approximately $17 million, which is expected to be funded with proceeds of general obligation bonds of the Commonwealth. A finance plan for the design and construction phase of the project, expected to run from fiscal years 2011 through 2017, is anticipated to be completed by January 1, 2010. The finance plan is expected to rely in large part on new state tax revenues that will be generated from economic development along the new rail corridor.

The Governor’s other major capital investment initiative is to support the life sciences industry in Massachusetts. The Governor has proposed borrowing $500 million over a 10-year period to fund a new stem cell bank at the University of Massachusetts, new life science innovation centers and other public facilities around the state to support research and development of new products in the life sciences industry. The Governor has also proposed spending $250 million of operating funds over the next ten years to support research and fellowships and granting $250 million in tax credits over the next ten years for companies that bring jobs to Massachusetts in the life sciences industry.

Legislation enacted in 2004 established a special Transportation Finance Commission to develop a comprehensive, multi-modal, long-range transportation finance plan for the Commonwealth. The Commission was charged with analyzing the state’s long-term capital and operating needs for the transportation system and the funds expected to be available for such needs, as well as recommending how to close any perceived funding gap through potential cost savings, efficiencies and additional revenues. On March 28, 2007, the Commission issued a report containing its analysis of the Commonwealth’s ability to fund needed surface transportation improvements over the next 20 years. For state-controlled roads and bridges and environmental transit commitments related to the CA/T Project, the report identifies funding needs of $25.670 billion and expected available state and federal funding of $16.820 billion, leaving a funding gap of $8.849 billion. The report also identifies substantial needs and funding gaps related to the Massachusetts Turnpike system, local roads and bridges and MBTA operations and capital needs. The Commission has not yet filed recommendations for closing these perceived funding gaps.

Central Artery/Tunnel Project. The largest single component of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel Project (“CA/T Project”), a major construction project that is part of the completion of the federal interstate highway system. The CA/T Project has involved the replacement of the elevated portion of Interstate 93 in downtown Boston (the Central Artery) with an underground expressway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) linking the Boston terminus of the Massachusetts Turnpike (Interstate 90) to Logan International Airport and points north. The CA/T Project is administered by the Massachusetts Turnpike Authority (“Turnpike Authority”).

Project Status. The CA/T Project was substantially completed in January 2006, with all major ramps, roadway and streets open for public use and most major contracts in the closeout phase. The major components of the work remaining for final completion of the CA/T Project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks. The completion of the surface roadways was expected to occur by June 2007. Other remaining work is expected to be completed by October 2007, except for one park and certain other project elements, which are expected to be completed in 2010.

Project Budget and Oversight and Delay of Federal Funding. Periodically, the Turnpike Authority has produced a cost/schedule update for the project, of which the most recent version, Revision 11 (“CSU 11”), was prepared in July 2004 and included a $14.625 billion CA/T Project budget. In addition, and in accordance with federal and state law, the CA/T Project develops finance plans which must receive certain federal and state approvals.

In October 2000, following an announcement by CA/T Project officials of substantially increased cost estimates, a federal law was enacted that requires the U. S. Secretary of Transportation to withhold federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the project’s finance plan for such year and has determined that the Commonwealth is maintaining a balanced statewide transportation program and is in full compliance with a project partnership agreement among the Federal Highway Administration, the Executive Office of Transportation and Public Works, the Turnpike Authority and the Massachusetts Highway Department. In addition, the law limits total federal funding for the CA/T Project to $8.549 billion (including $1.5 billion to pay the principal of federal grant anticipation notes), consistent with the project partnership agreement. Finally, the law ties future federal funding for the project to an annual finding by the Inspector General of the U. S. Department of Transportation that the annual update of the project’s finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the CA/T Project pursuant to such law, such funding is nonetheless available to the Commonwealth for projects other than the CA/T Project. Moreover, the law provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

The CA/T Project finance plans submitted through October 2003 have received the requisite approvals. The most recent finance plan, based on CSU 11, was submitted in July 2004, but had not yet received federal approval as of May 24, 2007. Since 2004, the Turnpike Authority has revised certain elements of the budget in CSU 11 as a result of updated completion and cost estimates. In addition, at the request of the Federal Highway Administration, the Turnpike Authority is currently in the process of preparing a finance plan update to reflect recent developments, including the impact of the July 2006 incident described below and other factors on costs and schedule, and expects to file such update this month following approval by the Massachusetts Highway Department, the Executive Office of Transportation and Public Works and the Executive Office for Administration and Finance.

According to federal and Commonwealth records, the total amount of federal funds withheld pending federal approval of the finance plan submitted in July 2004 is approximately $125 million. Federal review of the finance plan submitted in July 2004 is ongoing. The delay in receiving federal approval is due primarily to the failure to realize and resolve certain budgeted project financing sources and to the desire of the Federal Highway Administration to review a finance plan with updated cost estimates and funding sources.

Certain funding issues related to the July 2004 finance plan remain unresolved. One is the need to replace $94 million that such finance plan projected would be realized from the disposition of the CA/T Project headquarters and contiguous parcels located on Kneeland Street in Boston. Based on a December 2004 request for bids for such property, the Turnpike Authority is no longer relying on this source of funding. The Turnpike Authority has identified $27 million in added interest earnings on the sale proceeds of certain land in Allston as a partial source of funding this amount. The Turnpike Authority has been seeking to secure the remaining $67 million from the state’s Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (“TIF”). In addition, the Commonwealth has identified a $21 million shortfall attributable to expected interest earnings on amounts previously contributed by the Turnpike Authority to finance project costs that are in fact not available. Final agreement has not been reached regarding the use of additional funds from the TIF and other authorized sources for these purposes.

In connection with the preparation of the finance plan update, the Turnpike Authority has reviewed all of the major cost centers and has preliminarily revised the CA/T Project budget and cash flows. The Executive Office of Transportation and Public Works just completed its own assessment of the Turnpike

Authority’s updated budget. Based on such reviews, the Commonwealth and the Turnpike Authority now estimate that the total cost of the project will be $14.798 billion, exclusive of certain cost recoveries, insurance payments and credits received or to be received in the future. However, due to the uncertain timing and amounts of CA/T cost recoveries, the cash needs to complete the project must be provided by the Commonwealth or the Turnpike Authority, at least until such cost recoveries are realized. Such cash needs are projected to be approximately $210 million.

The Commonwealth has proposed to the Turnpike Authority that the $210 million funding shortfall be covered from the following two sources: (a) at least $140 million projected to be available in the TIF through June 30, 2009; and (b) up to $70 million of Commonwealth bond proceeds. This commitment by the Commonwealth to cover the funding shortfall is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.798 billion; (ii) all cost recoveries, insurance proceeds and, until the amounts advanced to the project by the Commonwealth described in (a) and (b) above are recovered, proceeds of the sale of certain real property of the Turnpike Authority related to the project that are received by the Turnpike Authority or the Commonwealth shall, subject to legislative authorization, be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting and accounting requirements to improve the transparency of project financing matters to the Commonwealth. At a meeting on May 15, 2007, the members of the Massachusetts Turnpike Authority approved the Commonwealth’s proposal relating to the $210 million funding shortfall for the CA/T Project.

The revised project cost estimates are based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority that the Turnpike Authority believes to be reasonable. The actual resolution of such amounts could vary from those assumptions, and the Federal Highway Administration, in its review of the finance plan update, could arrive at different conclusions as to whether these assumptions are sound. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges is $160 million.

When the 2004 finance plan failed to receive approval prior to the end of the federal fiscal years ended September 30, 2005 and September 30, 2006, the Commonwealth applied the federal funds to other eligible transportation projects within the Commonwealth and to the payment of principal of federal grant anticipation notes. Although the Turnpike Authority was working to provide the Federal Highway Administration with the requested finance plan update by the middle of May 2007 in order to receive approval to apply the $125 million of federal funds to the project before the end of the federal fiscal year ending September 30, 2007, if such approval was not received by then, the Commonwealth would apply the federal funds to other eligible transportation projects and to pay the principal of federal grant anticipation notes this year as well. Until such federal funds are received, the related costs of the project are being temporarily financed by the Commonwealth.

CA/T Project Cash Flow. Through fiscal 2006, $14.206 billion has been expended on CA/T Project costs. Current estimates identify to-go cash flow needs of $297 million in fiscal 2007, $260 million in fiscal 2008 and $35 million thereafter. This includes project cost increases as a result of changes in scope and delay in completion of the project, including delays and increased costs attributable to redeployment of CA/T Project staff and contractors to address the remediation of the July 2006 incident described below. The updated finance plan being developed is expected to identify the sources of funding for such cash flow needs. Since federal funds have not been received on the schedule previously anticipated, the Commonwealth has made funds available to the CA/T Project to bridge the ultimate receipt of federal funds. The Commonwealth expects to continue this practice, to the extent necessary, until the federal funds are received.

July 2006 Incident and Other Quality Concerns. On July 10, 2006, panels fell from the ceiling of the eastbound Interstate 90 connector tunnel that leads to the Ted Williams Tunnel, causing the death of an automobile passenger. The incident caused substantial property damage and resulted in other significant costs. There are ongoing federal and state investigations. Following the incident and pursuant to a new state law, the Executive Office of Transportation and Public Works assumed oversight and responsibility for the inspection and remediation of the Interstate 90 connector tunnel. In addition, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System, including the tunnels that are part of the CA/T Project, and the Legislature appropriated $20 million to fund the audit, which is ongoing. Repairs and other work related to the July 2006 incident are expected to cost $54 million. These costs are currently being borne by the Commonwealth. There are additional costs being incurred by the Commonwealth and the Turnpike Authority related to the July 2006 incident. While the Commonwealth and the Turnpike Authority anticipate that all such costs are subject to recovery, the amount of such recovery is unknown at this time.

In addition, the Massachusetts Port Authority (“Massport”), which has agreed to acquire certain portions of the CA/T Project consisting of roadways, viaducts and other structures located at Logan International Airport in East Boston, has advised the Commonwealth that it is not satisfied with the condition of certain of these facilities. The Turnpike Authority has budgeted what it believes to be the cost of addressing needed repairs to the property being transferred to Massport in order to address Massport issues that the Turnpike Authority accepts, and some of this work is already scheduled to be done. At present, the Turnpike Authority and Massport are negotiating a schedule for completing the work and transferring the property. The $50 million portion of the purchase price for the property that Massport has not already paid is expected to be paid in progress payments as the work is done, with the first payment of at least $25 million by June 30, 2007. It should be noted that this will not directly affect the CA/T Project’s cash flow, since the Commonwealth advanced the $50 million to the project several years ago in anticipation of reimbursement by Massport.

Additional quality issues may emerge as the safety audit and other investigations proceed. Formulating estimates of needed contingencies is an inexact process.

SEC Inquiry. In late August and early September 2006, the Securities and Exchange Commission (the “SEC”) sent certain departments and instrumentalities of the Commonwealth letters requesting voluntary provision of documents and information regarding safety reviews of the CA/T Project during the period January 1, 2004 to the present and related disclosures. The Commonwealth and the Turnpike Authority are cooperating with the SEC.

Ratings of General Obligation Bonds. As of June 11, 2007, Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services rated the Commonwealth’s general obligation bonds AA, Aa2, and AA, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the credit worthiness of tax-exempt securities of other issuers located in the Commonwealth. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant.

Personal Income. Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2000 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004, 2005 and 2006, income in the state grew faster than in the nation. For the last fourteen years only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2005 was 23 percent higher than the national average: $50,095, compared to $40,677.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2006, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 3.1 percent over the average for 2005, while the CPI-U for the United States as a whole increased by a comparable 3.2 percent. As of March 31, 2007, the latest available data showed that the CPI-U for the Boston metropolitan area grew at a rate of 1.8 percent from January 2006 to January 2007, compared with 2.1 percent for the U.S.

Poverty. The Massachusetts poverty rate remains below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. In 2005, the estimated poverty rate in Massachusetts increased to 10.1 percent while the poverty rate in the United States dropped slightly to 12.6 percent.

Employment. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors and the Financial Activities sector have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Government, Information, Trade, Transportation & Utilities have remained level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts declined only 0.1 percent in 2004 and increased 0.5 percent in 2005. The average level for 2006 is a healthier 1.0 percent above that of 2005, but the state still has 84 thousand (2.5%) fewer jobs than in the peak year of 2001. The comparable growth rate for the nation is 1.8 percent. In 2004, manufacturing employment declined 3.5 percent from the year before; a smaller decline than the steep annual declines in the previous three years. The estimate for manufacturing for 2005 was only 2.4 percent below the 2004 level, which was better than the long-term average rate of decline since 1990 (3.0 percent per year). The average for 2006 is 2.1 percent below the comparable 2005 level, the best year for manufacturing in Massachusetts since 2000.

Unemployment. The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.1 points above in 1991. Then from 1995 through the end of 2005 the unemployment rate in Massachusetts was consistently below the national average. From January 2006 through March 2007 the state rate had been at or above the national rate and the difference was steadily increasing.

Economic Base and Performance. Between 1997 and 2005, gross state product (“GSP”) in Massachusetts, New England and the sum of all states gross domestic product (“GDP”) grew approximately 46.9, 45.9 and 50.6 percent respectively in current dollars. The Massachusetts economy is the largest in New England, contributing 47.5 percent to New England’s total GDP and thirteenth largest in the U.S., contributing 2.6 percent to the nation’s total GDP.

The commercial base of Massachusetts is anchored by the twenty-four 2005 Fortune 1000 companies (eleven of which are Fortune 500) headquartered in Massachusetts. The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy

(manufacturing, real estate and rental and leasing, finance and insurance, and professional and technical services, on the 2002 NAICS basis) contributed 46.2 percent of the GDP in 2005.

Trade and International Trade. Massachusetts ranked 12th in the United States, and first in New England, with $24.05 billion in international exports in 2006. This represents a 9.1 percent increase from 2005 exports from the Commonwealth, while national exports increased by 14.7 percent in the same period. Through January 2007, Massachusetts’ exports totaled $2.0 billion, an increase of 14.2 percent compared with exports in the first month of 2006. National exports were up 13.8 percent and New England exports were up 12.8 percent during the same period. Massachusetts’ three most important exports, computer and electronic products, chemical products, and non-electrical machinery, account for 65% of all Massachusetts exports.

Transportation and Warehousing, and Utilities. Massachusetts’ major air and seaports are managed by Massport, an independent public authority. Massport reported fiscal year 2006 operating income of $43.8 million (up 9.8 percent from fiscal year 2005), with operating revenues up 8.0 percent ($497.6 million in 2006 versus $460.6 million in 2005) and operating costs up 7.9 percent ($453.8 million in 2006 versus $420.6 million in 2005).

According to Massport, as of June 30, 2006, airline service at Logan International Airport (“Logan”), both scheduled and unscheduled, was provided by 74 airlines, including 6 U.S. major air carrier airlines, 29 other domestic carriers, 21 non-U.S. flag carriers, and 18 regional and commuter airlines. Based on total passenger volume in calendar year 2005 data, Logan was the most active airport in New England, 19th most active in the U.S., and 37th most active in the world, according to the Federal Aviation Authority (“FAA”). Massport reported that in 2006, Logan flights and passenger counts were down 0.7 and up 2.4 percent, respectively, compared to 2005. According to the FAA, Logan ranked 29th in the nation in total air cargo volume in calendar year 2005. In 2005, the airport handled more than 1.15 billion pounds of cargo, a 2.0 decrease from 2004. Massport reported that as of February, year-to-date 2007, the combined cargo and mail volume was down 10.2 percent from the same period in 2006.

Construction and Housing. In 2005, construction activity contributed 3.6 percent to the total Massachusetts GDP when measured in 2000 chained dollars. The construction sector contributed 4.5 percent to state GSP in 1997. Overall growth between 1997 and 2005 was 66.6 percent in current dollars.

Both the economic recession of 1990-1991 and the subsequent economic recovery were strongly reflected in the Massachusetts housing sector, but the recession that began in 2001 has had a less pronounced impact on home sales. Significant declines in existing home sales in Massachusetts in 1989 and 1990 (of 10.9 percent and 28.8 percent, respectively) were followed by rapid sales growth between 1991 and 1993, when home sales in Massachusetts increased at a yearly rate substantially higher than the national average. Following this period of rapid growth, the growth in existing home sales slowed to a rate of 0.7 percent in 1994 and declined 2.6 percent in 1995. In 1996, 1997, and 1998, however, growth in existing home sales in Massachusetts was significant, outpacing the New England and national average in 1996 and 1997 with rates of 16.6 percent and 11.0 percent, respectively. This strong growth ended in 1999 when existing home sales in the Commonwealth declined 1.3 percent while growth in existing home sales nationally was 6.0 percent. In 2000, existing home sales in Massachusetts declined by 10 percent and did not start growing again until 2002 when they surged 32.5 percent and 19.8% in 2004. Preliminary data for the fourth quarter of 2006 indicate the largest decline in Massachusetts since 1990 and the largest decline in the U.S. since 1982.

Defense. Massachusetts contract awards have increased every year since 1988 with the exception of 2002. The value of military prime contracts awarded to Massachusetts companies peaked in fiscal year 2006 at $9.1 billion and troughed in 1998 at $4.3 billion. U.S. Navy contracts to Massachusetts companies increased by over a billion dollars in fiscal year 2006.

From the early 1980s to 2003, the Commonwealth’s share of total prime contract awards in the U.S. remained around 5 percent. In 2002, the Commonwealth’s share of the national total reached its lowest point in over two decades, 3.1 percent, and has increased slightly to 3.5 percent in 2005. While Massachusetts’ contract total has increased significantly in the past four years, its share of the U.S. total was only 3.5% in 2006. Massachusetts is the eighth largest recipient in defense spending.

Travel and Tourism. The travel and tourism industry represents a substantial component of the overall Massachusetts economy. Massachusetts is one of the nation’s most popular tourist and travel destinations for both domestic and international visitors. The Massachusetts Office of Travel and Tourism reported an annual increase of 4.8 percent in museum and attraction attendance in 2006. December 2006 attendance of 855,905 is up 28.9 percent compared to December 2005.

The Massachusetts Office of Travel and Tourism estimated that 23.3 million domestic travelers traveled to or within the Commonwealth in 2006, an increase of 3.3 percent from 2005. Additionally, 4.0 million international travelers visited Massachusetts in 2006, a decrease of 4.4 percent from 2005. According to Massport, there were 21 percent less cruise vessel calls in 2006 than in 2005 (81 versus 102) and 11 percent less cruise passengers (208,883 versus 233,702).

State Taxes. Per capita state taxes in Massachusetts are significantly higher, 27.7 percent, than the national average. In fiscal year 2006, the total per capita state tax bill in the United States was $2,359. Citizens of the Commonwealth, however, paid $3,013 on average, the ninth highest (seventh last year) in the nation and an increase of 7.0 percent from the previous year’s $2,815. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (48th), ranked in the top fifth for per capita state tax collections. In fiscal year 2006, over half (54.1 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,629, up 7.5% from $1,514 in fiscal year 2005. Also increasing in fiscal year 2006 were sales receipts (2.1 percent) and corporate net income (38.7 percent) Other taxes (licenses, death and gift, and documentary and stock transfer) decreased 8.4 percent in Massachusetts on a per capita basis.

State Government Spending in Massachusetts. Massachusetts ranked 9th in the nation in per capita expenditures ($5,911) in 2005 while it ranked 7th and spent more ($5,994) in 2004. This represents a 1.4 percent decrease in per capita expenditures from 2004 to 2005. Massachusetts spent more state funds per capita on debt service ($435) and parks ($33) in 2005 than any of its New England neighbors. Massachusetts also spent 13. percent more on education, 41.4 percent less on highways and 15.6 percent less on natural resource, parks & recreation in 2005 than 2004.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal year 2004, Massachusetts ranked 12th among states in per capita distribution of federal funds, with total spending of $8,279 per person, excluding loans and insurance. Massachusetts’ share of total federal spending declined steadily between 1990 and 1999, and has stabilized in the range of 2.46 percent to 2.52 percent between 1998 and 2004. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

Over half of fiscal year 2004 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits, and Section 8 Housing Vouchers. Massachusetts was above the national average in per capita federal grants to state and local governments, receiving $2,163 per capita compared to a national average of $1,545. Per capita federal spending on salaries and wages in 2004 was lower in Massachusetts than in the rest of the nation ($554 compared to a national average of $750), but Massachusetts was above the national average in per capita direct federal payments to individuals ($4,139 compared to a national average of $3,839). Massachusetts ranked 9th among states in per capita procurement contract awards ($1,422 compared to a national average of $1,089) in 2004.

Pending Litigation. There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, as of May 24, 2007, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Murphy. Challenges by residents of five state schools for the retarded (U.S. District Court C.A. No. 72-469-T) resulted in a consent decree in the 1970’s, which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. Another subgroup of plaintiffs (representing class members from the Dever and Wrentham Developmental Centers) have sought to re-open the case as well. The Department filed a responsive pleading on August 16, 2004, asserting that all of the requirements of the final order were met. On August 28, 2004, the Disability Law Center filed a motion to intervene, asserting an interest on behalf of persons with disabilities in the closing of the facility, which was allowed. On February 8, 2006, the judge ordered all transfers from Fernald halted indefinitely and appointed United States Attorney Michael Sullivan as court monitor over the closure of Fernald. On March 6, 2007, the United States Attorney issued his long-awaited report, in which he did not find any violations by the Department of federal or state law, but nonetheless recommended that the Fernald Developmental Center remain open to serve any residents who wish to remain there. Shortly thereafter, the Court declared that its 2006 order prohibiting transfers from the Fernald Center (absent a specific written order to the contrary) would remain in effect at least until June 2007.

Rolland v. Romney (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties, which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years.

Health Care for All v. Romney et al. (United States District Court). A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with federal Medicaid law. On February 8, 2006, the United States District Court entered judgment against the state defendants on three counts of the plaintiffs’ Third Amended Complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Rosie D. v. Governor. The plaintiffs, MassHealth-eligible children with behavioral-health issues, asserted claims under the Early and Periodic Screening, Diagnostic and Treatment provisions of the federal Medicaid law. Specifically, the plaintiffs asserted that the Commonwealth is required to but does not provide them with intensive home-based mental health services. The plaintiffs have not quantified the cost of the services they seek. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the Court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed-upon plan. The parties did not agree on a remedial plan, but submitted separate plans to the Court. On February 22, 2007, the Court issued an order adopting the defendants’ proposed plan with provisos. This plan, scheduled to be implemented in stages through mid-2009, will significantly expand access to services for MassHealth-eligible children with behavioral-health issues.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al. (United States District Court). In this recently filed suit, prompted by recent prisoner suicides, the plaintiff alleges that the Department of Correction subjects inmates with mental illness to cruel and unusual punishment by placing them in segregated confinement. The complaint seeks, among other things, an injunction ordering the Department to construct “maximum security residential treatment units” as an alternative to segregation. Some or all of the changes requested in the complaint were already under consideration by the Department at the time the complaint was filed.

The Brain Injury Association of Massachusetts v. Deval Patrick et al. In this threatened litigation, the plaintiffs, who claim to represent a class of over 500 persons with serious brain injuries, allege that the Commonwealth’s failure to provide long-term care in community settings has resulted in their unnecessary institutionalization. A demand letter has been sent and a draft complaint provided, but as of May 24, 2007, the complaint had not yet been filed.

Taxes. There are several tax cases pending that could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of May 9, 2007, approximately $102 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (Appellate Tax Board). The taxpayer is challenging a tax liability of approximately $23 million arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. On August 8, 2006, the Appellate Tax Board issued its decision in favor of the Commissioner. As of May 24, 2007, the Board’s findings of fact and report had been requested but not yet issued.

MBNA America Bank v. Commissioner of Revenue, Greenwood Trust Co. v. Commissioner of Revenue, Providian Nat’l Bank v. Commissioner of Revenue (Appellate Tax Board). These are financial excise “nexus” cases involving credit card businesses. The total potential refund is approximately $24.1 million. On October 13, 2006, the Appellate Tax Board issued a decision for the Commission in the similar case of Capital One Bank and Capital One F.S.B. As of May 24, 2007, the findings of fact and report in Capital One have been requested but not yet issued.

Other Revenues. Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (Supreme Judicial Court). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas (collectively the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are potentially subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if, among other things, the PMs suffer a specified market share loss attributable in significant part to their compliance with the MSA. Because it has been determined that the PMs did experience such market-share loss in 2003 and 2004, the PMs claim that they are entitled to offset the annual settlement payments due in April 2006 and April 2007 by the amount of their alleged overpayments in 2003 and 2004. The total potential NPM Adjustment for all states is approximately $1.2 billion for 2003 and $1.1 billion for 2004, with Massachusetts’ share approximately $45-$50 million for each year.

Under the MSA, a state is immune from the NPM adjustment if the state continuously had a “qualifying statute,” as defined in the MSA, “in full force and effect during the entire calendar year immediately preceding the year in which the payment in question is due, and diligently enforced the provisions of such statute during such entire calendar year.” Massachusetts had such a “qualifying statute” in effect for the relevant period. Nonetheless, the PMs have asserted that Massachusetts (and all other states) failed to diligently enforce its qualifying statute in 2003 and 2004 as required by the MSA and have withheld payment on that basis. In connection with annual payments due on April 17, 2006, the PMs withheld approximately $30 million from the Commonwealth’s share of payments for the 2003 diligent enforcement dispute. In connection with annual payments due on April 26, 2007, the PMs withheld approximately $27 million for the 2004 diligent enforcement dispute.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Middlesex County Superior Court seeking immediate payment of the disputed amount and a judicial declaration that Massachusetts diligently enforced its qualifying statute during 2003. The PMs cross-moved to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the Superior Court’s order dismissing the Commonwealth’s motion and compelling arbitration of the diligent enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA. As of May 24, 2007, no arbitration panel had been selected, and no arbitration proceeding had been scheduled.

Grand River Enterprises Six Nations, Ltd. v. William Pryor et al. (S.D.N.Y. No. 02-05068). This case challenges certain state statutes enacted following the execution of the MSA. The plaintiffs are a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA (“Non-Participating Manufacturers” or “NPMs”). The plaintiffs challenge so-called “escrow” or “qualifying” statutes enacted by various states, including Massachusetts, which require, among other things, each NPM to establish and fund an escrow or reserve account in an amount determined by the manufacturer’s sales volume in the state. The plaintiffs sued 31 attorneys general, including the Massachusetts Attorney General, alleging that the defendants have commenced or threatened enforcement actions against them for failure to establish or adequately fund their escrow accounts. The plaintiffs contend that these enforcement actions and the related statutes are unconstitutional, violate the Sherman Anti-Trust Act and are pre-empted by the Federal Cigarette Labeling Act. Following ultimately unsuccessful litigation on the defendants’ motion to dismiss, a scheduling conference was held on March 21, 2007, and discovery has commenced. If the plaintiffs ultimately obtain a judgment declaring the states’ escrow statutes invalid, that result could make it more likely that the so-called NPM Adjustment referred to in the preceding paragraphs might apply to reduce future payments to Massachusetts and other states under the MSA in amounts that could be significant but cannot be estimated at this time.

Environment. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewerage District. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court’s order, not including combined sewer overflow (“CSO”) costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College v. Commonwealth (Suffolk Superior Court). Wellesley College is seeking contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and approval by the court. Pursuant to the terms of the partial settlement and Judgment, the Commonwealth has reimbursed the College about $1.1 million (about 2.5%) from an escrow account, after the Department of Environmental Protection determined that the clean up in the shoreline of Lake Waban was properly performed. No further reimbursement is due to the College under the judgment. The clean-up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current settlement, because the Department of Environmental Protection has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Energy and Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, is engaged in preliminary discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of Interior and the National Oceanic and Atmospheric Administration regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. The Commonwealth’s Executive Office of Energy and Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in federal regulations and is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. As of May 24, 2007, the Commonwealth was in settlement negotiations with one of the private contractors regarding contamination at a portion of the Massachusetts Military Reservation site.

Conservation Law Foundation v. Romney (U. S. District Court). An environmental group brought a citizens’ Clean Air Act case to compel the Commonwealth to improve the state’s mass transit system in connection with the approaching completion of the CA/T Project. The Commonwealth settled this action in November 2006, by agreeing to proceed on certain public transit commitments to offset an alleged increase in pollution as a result of the Big Dig. The terms of the settlement require the Commonwealth to move forward on various transit projects (including developing a connector between the Red and Blue subway lines), provide interim deadlines for existing projects and increase public participation and oversight. As of May 24, 2007, the court action had been stayed indefinitely, pending implementation of the settlement.

The Arborway Committee v. Executive Office of Transportation and Public Works et al. (Suffolk Superior Court). The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway line, was discontinued in 1985. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990.

Other Litigation. Shwachman v. Commonwealth (Worcester Superior Court WOCV2004-00952). The Commonwealth, through its Division of Capital Asset Management, took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in May 2004 seeking additional compensation for the land taking; the plaintiff may seek an additional $30 million. As of May 24, 2007, discovery was ongoing.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth (Superior Court). In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims of approximately $150 million, which are at various stages of resolution at the Superior Court and before the Central Artery Tunnel Project Dispute Review Board panels.

American Council of Engineering Cos. v. Mass Turnpike, Mass Highway Department and the Commonwealth (Suffolk Superior Court). The plaintiff, a trade association of consulting engineers, asserts that, due to the financial difficulties of two insurers who are part of the CA/T Project’s owner-controlled insurance program, the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth’s motion to dismiss has been denied and as of May 24, 2007, the case was at the discovery stage.

Central Artery/Ted Williams Tunnel Cost Recovery Program Litigation (Suffolk Superior Court). In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions against section design consultants of the CA/T Project, claiming that the designers’ errors and omissions caused the project to expend additional costs during construction. The actions were filed as part of the project’s cost recovery program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in 2004 against the project’s management consultant, Bechtel/Parsons Brinckerhoff (“B/PB”), a joint venture. The main claim in this case is B/PB’s failure to disclose the true cost of the project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005. In addition, in November 2006, the Commonwealth, on behalf of the Massachusetts Highway Department, along with the Turnpike Authority, brought an action against B/PB and other defendants alleging breach of contract, negligence and other claims arising out of the July 2006, ceiling collapse in the I-90 Connector Tunnel of the CA/T Project.

Nathaniel Lavallee et al. v. Justices of Hampden Superior Court et al., Michael Carabello et al. v. Justices of Hampden Superior Court et al., and Rosemary Cooper v. Region V Administrative Justice et al. (Supreme Judicial Court for Suffolk County). In these companion cases, the Supreme Judicial Court decided in July 2004 that the constitutional rights of indigent criminal defendants in Hampden County had been violated by the inability of the Committee for Public Counsel Services to appoint attorneys for them because statutory rates of state-paid compensation were so low that many Hampden County bar advocates had become unwilling to accept appointments. The court ruled that indigent criminal defendants must be released from custody if they have been incarcerated pending trial for more than seven days without counsel and that charges must be dismissed without prejudice after 45 days without counsel. The court declined, at that time, to order an increase in rates of bar advocate compensation. The cases were remanded to a single justice of the Supreme Judicial Court for implementation of a mechanism for the appointment of counsel by Hampden County courts. One bar advocate, Rosemary Cooper, sought additional compensation in a separate case. On October 10, 2006, the Supreme Judicial Court denied her petition for relief. As of May 24, 2007, the remainder of this litigation was not currently active, but could be resumed if the shortage of available attorneys recurs.

Arianna S. et al. v. Commonwealth (Supreme Judicial Court for Suffolk County). This is a class action on behalf of all indigent persons who are constitutionally entitled to state-compensated counsel in civil and criminal proceedings. The petitioners claim to have been deprived of the effective assistance of counsel because of the low rates paid to bar advocates and to represent a statewide class consisting of all indigent persons similarly situated. As in the cases described in the preceding paragraph, the relief sought includes a court-ordered increase in bar advocate compensation. The proceedings have been stayed. In August 2005, the Legislature substantially increased the hourly rates for bar advocates and has appropriated funds therefor for both fiscal 2006 and fiscal 2007. If additional future rate increases were to be ordered by the court, no reliable estimate has been made of the increased expenditures.

Goldberg v. Commonwealth (Suffolk Superior Court). This case involves billboards at the East Boston entrance to Logan Airport. One billboard was removed as part of parkland mitigation for the CA/T Project. The plaintiff claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the rest of his billboards and values the loss of these property rights at approximately $20 million. The case is scheduled for trial in November 2007.

Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management (Suffolk Superior Court). The general contractor for the historic renovation project for the Suffolk County court house sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors). As of May 24, 2007, discovery was continuing in this matter and a special discovery master had been appointed by the court.

Catherine Hutchinson, by her Guardian, Sandy Julien, et al. v. Deval L. Patrick, Governor, et al. (United States District Court). The plaintiffs, who claim to represent a class of over 1,000 persons with serious brain injuries, allege that the Commonwealth’s failure to provide long-term care in community settings has resulted in their unnecessary institutionalization. Responsive pleadings to this recent complaint have not yet been filed.

APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information. Further information with respect to the State’s financial position and certain litigation which may have an impact on the State’s finances may be obtained by a review of the State’s Annual Financial Report, which is available from the State’s Office of the State Budget at its website: www.michigan.gov/budget, and from a review of the Official Statements prepared by the State or its agencies in connection with debt offerings which are normally filed with one or more of the nationally recognized Municipal Securities Information Repositiories.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven moderately successful. The share of manufacturing employment in the State, particularly in the durable goods sector, has fallen substantially and the service sector now represents the large majority of the State’s economy, though much of the service sector remains closely tied to the manufacturing sector. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. For the last five years, the unemployment rate in the State has been higher than the national average. During 2006, the average monthly unemployment rate in the State was 6.9% compared to a national average of 4.6%, and has continued at a rate above the national average.

The State’s economy continues to be affected by changes in the auto industry and elsewhere in the manufacturing sector resulting from competitive pressures, productivity increases, overcapacity and labor disputes and national and international events affecting energy prices. Such factors are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. State revenues subject to the limit in recent years have not exceeded the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion effective for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. Just over 50% of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the fiscal years 2001 through 2004 with its General Fund in balance and a positive fund balance in the Budget Stabilization Fund in all but 2003. The State is still emerging from the economic slow-down which began nationally in 2000-01, which has resulted in reductions in anticipated State revenues. The State’s economic recovery has been slower than that of the national economy. As a result, since November of 2001, the State has been forced to take a variety of measures to balance its general fund and school aid fund budgets each year. These have included actions occurring during the process of adopting budgets prior to the commencement of each fiscal year, and actions taken during the course of the year when revenues have fallen short of original projections. The actions taken have included some revenue enhancements and a larger number of expenditure cuts, as well as some one-time measures, including use of the State’s Budget Stabilization Fund, accounting adjustments, securitization and changing the timing of revenue receipts. General Fund spending has dropped approximately $1.1 billion since 2000-01.

The State closed its books for the 2005-06 fiscal year, with surpluses of $2.5 million (unreserved) and $1.1 billion (reserved) in the General Fund and the School Aid Fund, and $2.0 million in the Budget Stabilization Fund. On July 12, 2007, the Governor signed into law the Michigan Business Tax, to be effective beginning January 1, 2008, as a replacement for the State’s single business tax, which will expire December 31, 2007. The Michigan Business Tax is expected to raise approximately the same amount of revenue as the single business tax. Its two main components are a modified gross receipts tax of 0.80% and a business income tax of 4.95%.

Bills to implement the 2007-08 fiscal year budget are still in negotiation in the Legislature. In June 2007 the Governor projected an estimated General Fund funding gap of $1.5 billion for 2007-08 which she proposed to address through a combination of spending reductions, elimination of tax expenditures and a combination of transfers and revenue enhancements, including tax increases. On February 9, 2007, the Governor presented her executive budget for 2007-08, while announcing that the General Fund was facing a shortfall of $458 million and the School Aid Fund a shortfall of $325 million for 2006-07. The 2006-07 budget is currently projected to be in balance after the legislature and the Governor agreed to legislation to address the projected shortfalls through a combination of spending reductions, deferrals, one-time adjustments in pension funding and securitizations. Despite the enactment of the Michigan Business Tax, the Governor continues to project a gap for 2007-08 for the General Fund and School Aid Fund of $1.8 billion between expenditures and revenues to be addressed in the 2007-08 budget negotiations.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the State makes required contributions, except the Military Retirement Plan (MRP). These benefits are funded on a pay-as-you-go basis.

The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State is not required to adopt the standards set forth in GASB Statement No. 45 until its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than the Legislative Retirement System (LRS). This actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the State and summarized in the table below may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

The following table sets forth the unfunded actuarial accrued liability (“UAAL”) for the Judges Retirement System (JRS), State Police Retirement System (SPRS) and the State Employee Retirement System (SERS). The State has not obtained an annual actuarial evaluation of OPEB costs with respect to MRP and LRS. Although the State administers the Michigan Public School Employees Retirement System (MPSERS), the State is not obligated to make contributions to that plan. The Legislature determines the scope of OPEB for MPSERs beneficiaries and the employers participating in the pool make contributions on a pay-as-you-go basis. The UAAL as of September 30, 2005 for MPSERS was $14.0 billion or 13.4% of covered payroll.

STATE RETIREMENT SYSTEMS

OTHER POST-EMPLOYMENT BENEFITS

UNFUNDED ACCRUED ACTUARIAL LIABILITY

(Dollar Amounts in Thousands)

Health Plan	Valuation Date Sept. 30,	Unfunded Actuarial Accrued Liability (UAAL)	UAAL as a % of Covered Payroll
JRS	2006	$3,081	87.2%
SPRS	2005	467,382	394.5
SERS	2005	6,931,412	251.2

In 2005 the Michigan Supreme Court, in a case involving MPSERS, determined that the statute which provided health care benefits for retirees, did not establish a contract. Thus amendments to the statute did not violate the impairment of contract clauses of the Michigan and U.S. Constitutions. The Court also held that health care benefits are not protected by Article 9, Section 24 of the Michigan Constitution. The Court determined that Article 9, Section 24 protects “financial” benefits which are “accrued” benefits of the type that grow with years of service, and not benefits of a non-monetary, non-accrued nature such as health care benefits. The State has not determined what impact this decision could have on the ability of the State to modify or eliminate OPEB under SERS, SPRS, JRS and LRS and the State has not reviewed its contracts to determine if contractual obligations for some or all such OPEB exist or, if they exist, whether the State can modify or eliminate the OPEB therein without violating the impairment of contract clause of the Michigan and U.S. Constitutions.

Comprehensive Annual Financial Reports for the 2005-06 fiscal year of SERS, SPRS, MPSERS and JRS may be found at www.michigan.gov/ors. The Comprehensive Annual Financial Report for the 2005-06 fiscal year of LRS may be obtained from the Legislative Retirement System, P.O. Box 30014, Lansing, Michigan 48909; Telephone (517) 373-0573.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, were initially paid out of the Budget Stabilization Fund or the General Fund and currently are paid out of the School Aid Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. Certain local units in the State receive “revenue sharing payments” from the State from State-collected taxes. Other than portions of the State’s sales tax that are guaranteed to be paid to cities, villages, townships and school districts by the State’s Constitution, the State’s statutory revenue sharing payments to local units are subject to annual appropriations and may be reduced or delayed during any State fiscal year in which it is determined that actual revenues will be less than the revenue estimates on which appropriations were based. In 1998, the State substantially revised the method for the distribution of revenue sharing payments, increasing the percentage of revenue sharing payments dedicated to cities, village and townships and decreasing the percentage dedicated to counties. However, beginning in December of 2002 and continuing through the State’s 2005 fiscal year, the State on an annual basis either reduced or deferred revenue sharing payments to all local units below the amounts required by the 1998 amendments. Moreover, in response to reduced revenues, the State temporarily replaced all State revenue sharing payments to counties with payments from State-created county reserve accounts, which accounts are funded solely from a permanent advancement of each county’s property tax payment schedule. It cannot be predicted whether the State will continue to make revenue sharing payments to local units at current levels or what impact, if any, that any future reduction or deferment of State revenue sharing.

On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. From 1999 to 2004, the Legislature gradually reduced the State personal income tax from 4.4% to 3.9%. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, school district and social services, tax collection, commerce and court funding.

Currently, the State’s general obligation bonds have underlying ratings of Aa3 by Moody’s, AA- by Standard & Poor’s and AA- by Fitch.

APPENDIX H

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2007” refers to the State’s fiscal year beginning July 1, 2006 and ending June 30, 2007.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $377 million for Fiscal Year 2004 and $462 million for Fiscal Year 2005. For Fiscal Year 2006 and Fiscal Year 2007, the balance in the undesignated General Fund was $782 million and is estimated at $1,217 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy continued to expand in 2006 but at a slower pace compared to the steady economic expansion of 2005. New Jersey added approximately 119,100 jobs between March 2003 and December 2006. Payroll employment increased at an average annual rate of 0.8% in 2006 after growing at 1.3% in 2005 and at 0.6% in 2004. The level of payroll employment in December 2006 at 4.085 million. The Nation as a whole experienced a 1.9% growth in payroll employment in 2006, adding jobs at a faster pace than New Jersey.

New Jersey’s employment increased by 0.5% from December 2005 to December 2006, adding 20,500 jobs and continued the positive year over year growth trend for the thirty-fifth consecutive month. Employment gains were primarily spread across the service providing sectors with particularly strong growth in leisure and hospitality (+5,900 jobs), followed by professional and business services (+9,800 jobs) and educational and health services (+11,400 jobs). The financial activities sector added 1,000 jobs through December 2006. The total government sector remained steady, adding approximately 4,600 jobs during this period.

However, the State continues to suffer from job losses in manufacturing and downsizing in the telecommunications industry. The largest number of job losses in New Jersey in 2006 were concentrated in manufacturing (-10,800 jobs), which has been declining for more than a decade, and in the telecommunications industry (-3,000 jobs).

New Jersey unemployment rate of 4.8% in 2006 compared to 4.4% for 2005 and remained below the corresponding rate of 4.9% for the nation.

The State and the nation may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors and businesses become more concerned about energy prices and geopolitical tensions. To a large extent, the future direction of economic expansion nationally and in New Jersey assumes stable energy prices and financial markets, along with supportive monetary and fiscal policies and geopolitical stability. Despite near-term uncertainties in the economic outlook, the fundamentals of the State’s economic health remain stable and the long run prospects for modest economic growth of the State in 2007 and beyond are favorable.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $137,752,484 for tort and medical malpractice claims pending as of June 30, 2006. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. On December 29, 2000 the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter was remanded to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On

September 26, 2002, the ALJ issued an Initial Decision, finding that five of the seventeen petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them.

Following a review of the Initial Decision, exceptions and record, the Commissioner, on February 10, 2003, adopted in part and rejected in part the Initial Decision. The Commissioner rejected the finding that Buena Regional, Commercial, Fairfield and Woodbine met the standard for “special needs district” status. The Commissioner adopted the finding that Salem City met the standard for special needs status and recommended to the Legislature that Salem be included within CEIFA’s definition of an “Abbott District.” Additionally, the Commissioner adopted the finding that the other twelve petitioning districts did not demonstrate that CEIFA is insufficient to enable them to provide a thorough and efficient education to their students. In the cases of Buena Regional, Commercial, Fairfield, Salem City and Woodbine, the Commissioner directed the respective County Superintendents to undertake thorough reviews of the districts’ 2003-04 budgets to determine their sufficiency to provide a thorough and efficient education as well as to ensure the appropriate use of Early Childhood Program Aid and Demonstrably Effective Program Aid. The Commissioner further directed the County Superintendents to take any appropriate actions, including fund reallocation, to target areas of particular need. Finally, the Commissioner determined that it may be appropriate to trigger his powers pursuant to N.J.S.A. 18A:7F-6 if the reviews of the respective County Superintendents so merit. On March 6, 2003, ten of the districts appealed the decision of the Commissioner of Education to the State Board of Education. On July 2, 2003, two of the ten districts withdrew their appeals. On June 15, 2005, the Legal Committee of the State Board of Education issued a report (“Report”) to the parties. The Report found that the current methods of funding school districts in the State are ineffective and cause disparities. Moreover, the Report found that the appealing school districts in this litigation and those school districts in this litigation which did not pursue an appeal are entitled to relief. The Report directs the Commissioner to undertake a Statewide study of components necessary for a thorough and efficient education and for the Commissioner to conduct individual school district needs assessments for all of the original school districts in this litigation. The parties have an opportunity to file exceptions to the Report prior to its presentation to the State Board of Education for approval. The Department will be submitting exceptions to this Report. On January 4, 2006, the State Board of Education adopted the revised report, with slight modifications, from the Legal Committee, thereby finding CEIFA unconstitutional as applied to the school districts in this litigation. The State Board of Education has directed the Commissioner to design a needs assessment, which is to be performed in each of the school districts participating in this litigation. The Commissioner is directed to submit the proposed design of the needs assessment to the State Board of Education on February 1, 2006. Additionally, the Sate Board of Education found problems with the method of school funding on a Statewide basis and directed the Commissioner to analyze the current system and provide the State Board of Education with findings and recommendations as to the educational components essential to the establishment of a unified system for public education which meets constitutional goals.

On January 11, 2006, a notice of appeal was filed with the New Jersey Superior Court, Appellate Division on behalf of the plaintiffs. On February 23, 2006, the State filed a motion to dismiss the appeal as to all (except 8) parties. On March 28, 2006, the Appellate Division granted the State’s motion to dismiss (“March 28th Order”). The plaintiffs filed a motion for reconsideration of the Appellate Division’s March 28th Order on March 31, 2006. On April 17, 2006, the plaintiff’s motion for reconsideration was denied. The State intends to vigorously defend this matter.

2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Additionally, four districts filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving three of the districts have been amicably resolved. With regard to the fourth district, Elizabeth, upon notice by the district, the initial decisions of the Administrative Law Judge were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts filed petitions of appeal on the Department’s decisions awarding additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagreed with the Department’s findings of budget reallocations, revenues and the final award of additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in four of the eleven districts. The State’s motion to dismiss the petition in one of the eleven districts was granted and the remaining matters were transferred to the Office of Administrative Law for hearing. Amicable resolutions were reached in ten of the eleven districts. Finally, the Education Law Center (“ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC took issue with the Department’s process and decisions regarding additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

Southern New Jersey Light Rail Group v. New Jersey Transit Corporation. On July 31, 2002, New Jersey Transit Corporation’s contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit in the Law Division, Essex County alleging over $180 million in damages and claims on the project. The contractor, Southern New Jersey Rail Group (a consortium of Bechtel Infrastructure and Bombardier), alleges breach of contract, breach of the covenant of good faith and fair dealing, equitable adjustment, unjust enrichment and negligent misrepresentation resulting from alleged delays caused by New Jersey Transit and changes in the contract work for which the plaintiff alleges it is entitled to be compensated. On December 15, 2005, the court appointed Special Master granted NJ Transit’s motion to dismiss plaintiff’s claims for unjust enrichment. The Special Master will hear arguments on motions for summary judgment by both parties. NJ Transit and the State intend to vigorously defend this matter.

New Jersey Education Association et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County. Plaintiffs’ complaint alleges that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund (“TPAF”) in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In particular, plaintiffs allege that the Treasurer failed to submit to the Legislature a request for the monies certified by the TPAF’s actuary to be necessary to fund the State’s contribution to the TPAF for Fiscal Year 2004 and that the State Legislature failed to properly fund the TPAF as required by law and required the local school boards to increase the employees’ contributions from 3% to 5% in violation of applicable law.

Plaintiffs are seeking a judgment declaring that defendants’ failure to “properly and adequately fund” the TPAF violates various constitutional and statutory provisions, including provisions of the Internal Revenue Code of 1986. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees’ contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorneys fees, disbursements and costs pursuant to 42 U.S.C. Section 188 or any other legal basis.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Oral argument on the motion was held on June 11, 2004. On July 15, 2004, the court issued its decision granting the State’s motion to dismiss as to certain of the claims and denied the State’s motion on other claims. An order memorializing the court’s decision was issued on August 10, 2004. On or about June 28, 2004, the plaintiffs filed an amended complaint which included allegations of underfunding the TPAF for the Fiscal Year 2005. On February 2, 2005, the State moved for leave of appeal to the Supreme Court of New Jersey seeking review of the court’s order declining to dismiss the amended complaint against the State. By order dated September 12, 2005, the Supreme Court denied the

State’s motion for leave to appeal. As a result, this matter will be returned to the trial court for further proceedings. On December 16, 2005, the plaintiffs filed a second amended complaint which included allegations of underfunding the TPAF for the Fiscal Year 2006 and which sought an additional payment of $992 million into the TPAF. Additional motions seeking summary judgment and for dismissal of claims have been filed. The State intends to vigorously defend this matter.

2001-2002 Abbott District Appeals. The State’s motion to dismiss the Camden petition was granted and the remaining matters were transferred to the OAL for hearing. Amicable resolutions were reached in the Asbury Park, East Orange, Gloucester City, Neptune, New Brunswick, Passaic, Pemberton, Trenton, Vineland and Elizabeth matters. Finally, the Education Law Center the (the “ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC took issue with the Department’s process and decisions regarding Additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

New Jersey Protection and Advocacy, Inc. v. James Davy (I). Plaintiff, a non-profit agency designated as New Jersey’s protection and advocacy organization (“NJP&A”) pursuant to 42 U.S.C. § 10801 et seq., filed this action on April 5, 2005. NJP&A filed an amended complaint on May 19, 2005, eliminating the state law claims from its original complaint. The suit alleges that the Department of Human Services (“DHS”) is in violation of Due Process provisions of the United States Constitution; the integration mandate of Americans with Disabilities Act, 42 U.S.C. 12130 et seq., as interpreted by the Supreme Court in Olmstead v. L.C., 527 U.S. 581 (1999); and Section 504 of the Federal Rehabilitation Act. 29 U.S.C. §794.

Specifically, NJP&A is seeking to vindicate the rights of all patients in state psychiatric hospitals on Conditional Extension Pending Placement (“CEPP”) status, pursuant to IMO S.L., 94 N.J. 128 (1983)). NJP&A is seeking prospective injunctive relief, specifically an order requiring DHS to promptly take all necessary steps to enable patients on CEPP status to receive services in the most integrated setting appropriate to their needs; monetary penalties, specifically that DHS is to pay a per diem penalty of $60.00 per day to individuals who remain on CEPP status for longer than 60 days; prevailing party costs, disbursements and attorneys’ fees pursuant to 42 U.S.C. § 1988; and an injunction requiring DHS to report to NJP&A on the number and names of CEPP patients and other information as NJP&A may require, on an ongoing basis. The State filed a motion to dismiss the complaint. In its opposition to the motion, NJP&A agreed to strike the portion of the complaint in which it requested a per diem penalty of $60.00 per day to individuals who remain on CEPP status for longer than 60 days. The remainder of the motion to dismiss was denied by the court on September 30, 2005. The State filed its answer denying liability on all claims asserted by NJP&A on October 13, 2005. At this time, the State estimates its exposure for these claims to be in excess of $20 million per year in increased costs for community placements. The State intends to vigorously defend this matter.

New Jersey Protection and Advocacy, Inc. et al. v. James Davy (II). Plaintiff, a non-profit agency designated as New Jersey’s protection and advocacy organization and two clients of the New Jersey Department of Human Services, Division of Developmental Disabilities (“Department”) filed this action on September 29, 2005. The Plaintiff alleges that the Department is in violation of Title II of the Americans with Disabilities Act, as interpreted in Olmstead v. L.C., 527 U.S. 581 (1999), Section 504 of the Rehabilitation Act and the Medicaid Act. Plaintiff and two clients of the Department are seeking declaratory and prospective injunctive relief, attorneys’ fees, litigation expenses and other relief. The State filed its answer on December 5, 2005. The State intends to vigorously defend this matter.

East Cape May Associated v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensations. The property is approximately 80 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, in Cape May County on December 8, 1992, after the Department of Environmental Protection

(“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that the DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since the DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal on the trial court’s decision and East Cap May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. on July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002 and is now implementing those rules. The case remains on remand pending DEP’s full implementation of the regulations. In July 2003, the trial judge referred the case to mediation and appointed former Justice Daniel O’Hern as mediator. On February 17, 2005, mediator Justice O’Hern advised the trial court that mediation had concluded without agreement. However, informal settlement discussions continue. In the meantime, DEP is moving forward to implement its Section 22(b) rules and to finalize its Section 22(b) development offer. No trial date has been set. The State is continuing to vigorously defend this matter.

Southern New Jersey Light Rail Group v. New Jersey Transit Corporation. On December 21, 2005, the Special Master granted NJ Transit’s motion to dismiss plaintiff’s claims for unjust enrichment. On July 28, 2006, a pre-trial conference before the Special Master was held. The trial before the Special Master began on September 6, 2006. In March 2007, the parties agreed to a settlement of this matter. Pursuant to the settlement, NJ Transit will pay the Southern New Jersey Light Rail Group a total of approximately $53 million, of which $14 million is the return of retainage and $9 million is for payment for extra work performed.

Professional Firefighters Association of New Jersey et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County, on October 4, 2005 and was served on the State on October 20, 2005. The plaintiffs’ complaint alleges that the State violated various constitutional provisions (federal and State), statutes and common law by failing to fund the Police and Firemen’s Retirement System (“PFRS”) for Fiscal Year 2004 and Fiscal Year 2005 in the amount required by law. The plaintiffs also challenge the constitutionality of P.L. 2003, c. 108, which reduces the PFRS contributions required of local employers for Fiscal Year 2004 through Fiscal Year 2007. In addition to a judgment declaring that the defendants’ failure to properly and adequately fund PFRS in Fiscal Year 2004 and Fiscal Year 2005 violates various constitutional provisions, statutes and common law, the plaintiffs seek an order requiring the State “to make a payment to PFRS for FY2004 and FY2005 to properly fund the PFRS, in accordance with fiscally responsible actuarial calculations.” The State’s motion to dismiss portions of the complaint was granted March 13, 2007. The only count remaining alleges that the State’s funding decisions constitute an unconstitutional impairment of contract. Discovery is ongoing. The State intends to vigorously defend this matter.

Horizon Blue Cross Blue Shield of New Jersey v. The State of New Jersey et als. The New Jersey Legislature recently amended the insurance premiums tax to remove the availability of the insurance premiums tax “cap” for health service corporations. The Legislature projected that the amendment would have a positive revenue effect of approximately $40 million annually. On July 6, 2005, Horizon Blue Cross Blue Shield of New Jersey (“Horizon”) filed a complaint in the Superior Court of New Jersey,

Chancery Division, Essex County, contesting this tax amendment and seeking (i) a declaration that the statute is unconstitutional; (ii) to restrain and enjoin the State from collecting the tax and (iii) other relief. Horizon asserts numerous Federal and State constitutional claims regarding the amendment. The State filed an answer and a motion to transfer the matter to the Tax Court of New Jersey, on August 9, 2005, respectively. On October 28, 2005, the court granted the State’s motion to transfer this matter to the Tax Court of New Jersey.

On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the amendment. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss Horizon’s Section 1983 and takings clause claims. On February 22, 2006, the Tax Court denied Horizon’s request for injunctive relief, agreeing with the State that the payment of the insurance premium tax pursuant to the amendment did not cause irreparable harm to Horizon. The Tax Court also, on February 22, 2006, denied the State’s cross motion. The parties are continuing with discovery. The State intends to vigorously defend this matter.

Currently, Standard & Poor’s, a division of McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA. Moody’s Investor’s Service, Inc. and Fitch, Inc. rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

APPENDIX I

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2006 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2007 and 2008 fiscal years and budget gaps for each of the 2009 through 2011 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2007 through 2010 fiscal years submitted to the New York State Financial Control Board (the “Control Board”) in July 2006 (the “July Financial Plan”), Modification No. 07-4 to the July Financial Plan and the financial plan for the 2008 through 2011 fiscal years submitted to the Control Board June 20, 2007 (as so modified the “2007-2011 Financial Plan” or “Financial Plan”). The City’s projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and the cost of future labor settlements.

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The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. (See “Certain Reports” herein).

City’s Financing Program. Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

2007-2011 Financial Plan. For the 2006 fiscal year, the City’s General Fund had an operating surplus of $3.756 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2006 fiscal year is the twenty-sixth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City’s expense and capital budgets for the 2007 fiscal year were adopted on June 30, 2006. The July Financial Plan, which was consistent with the City’s expense and capital budgets as adopted for the 2007 fiscal year, projected revenues and expenditures for the 2007 fiscal year balanced in accordance with GAAP, and projected gaps of $3.8 billion, $4.6 billion and $4.1 billion in fiscal years 2008 through 2010, respectively.

On June 20, 2007 the City submitted to the Control Board the Financial Plan for the 2007 through 2011 fiscal years which relates to the City and certain entities that receive funds from the City and which reflects changes as a result of the City’s expense and capital budgets for the 2008 fiscal year which were adopted on June 15, 2007. The Financial Plan is a modification to the July Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 1, 2006, January 26, 2007 and April 27, 2007 (the “April Financial Plan”). The Financial Plan projects revenues and expenses for the 2007 and 2008 fiscal years balanced in accordance with GAAP, and projects gaps of $1.6 billion, $3.4 billion and $4.4 billion in fiscal years 2009 through 2011, respectively.

The Financial Plan reflects, since the July Financial Plan, increases in projected net revenues totaling $5.5 billion, $4.8 billion, $3.6 billion and $3.9 billion in fiscal years 2007 through 2010, respectively. Changes in projected revenues include (i) increases in projected net tax revenues of $5.4 billion, $4.2 billion, $3.5 billion and $3.9 billion in fiscal years 2007 through 2010, respectively, resulting primarily from increases in projected real estate transaction, personal income and business tax revenues and (ii) increases in other revenues of $424 million, $575 million, $97 million and $83 million in fiscal years 2007 through 2010, respectively, offset by a decrease of $307 million in State per capita aid in fiscal year 2007.

The Financial Plan also reflects, since the July Financial Plan, a decrease in projected net expenditures totaling $128 million in fiscal year 2007 and increases in projected net expenditures totaling $2.3 billion, $2.3 billion and $3.1 billion in fiscal years 2008 through 2010, respectively. Changes in projected expenditures since the July Financial Plan include: (i) increases in labor costs totaling $314 million, $627 million, $990 million and $1.2 billion in fiscal years 2007 through 2010, respectively, reflecting settlements of labor negotiations and the provision for similar increases for collective bargaining units not yet settled; (ii) increases in education spending of $103 million, $297 million, $330 million and $668 million in fiscal years 2007 through 2010, respectively; (iii) decreases in State education aid of $41 million in each of fiscal years 2007 through 2010 associated with debt service on bonds issued by the Municipal Bond Bank Agency to finance prior year education claims by the City; (iv) decreases in fringe

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benefit costs of $108 million, $19 million, $24 million and $28 million in fiscal years 2007 through 2010, respectively; (v) a decrease in pension contributions of $18 million in fiscal year 2007 and increases in pension contributions of $120 million, $415 million and $450 million in fiscal years 2008 through 2010, respectively; (vi) a decrease in agency spending of $26 million in fiscal year 2007 and increases in agency spending of $711 million, $518 million and $514 million in fiscal years 2008 through 2010, respectively; (vii) City Council initiatives and restorations of $233 million in fiscal year 2008 and $43 million in each of fiscal years 2009 and 2010; (viii) decreases of $79 million and $11 million in fiscal years 2007 and 2008, respectively, and increases of $19 million and $17 million in fiscal years 2009 and 2010, respectively, in energy expenditures; (ix) poverty initiative funding of $13 million, $67 million, $65 million and $65 million in fiscal years 2007 through 2010, respectively; (x) increases in medical assistance costs, due in part to an increase in the City share of additional Medicaid claims, of $201 million, $452 million, $50 million and $144 million in fiscal years 2007 through 2010, respectively; (xi) decreases in debt service costs of $410 million, $462 million, $453 million and $437 million in fiscal years 2007 through 2010, respectively; (xii) decreases of $400 million and $260 million, respectively, in prior year payables and the general reserve in fiscal year 2007; (xiii) PlaNYC 2030 environment and infrastructure initiatives involving various tax credits and program funding with a net cost of $1 million, $199 million, $341 million and $377 million in fiscal years 2007 through 2010, respectively; and (xiv) an increase of $500 million in fiscal year 2007 in contributions to the trust fund for the future cost of retiree health benefits.

The Financial Plan also reflects, since the July Financial Plan, an agency program to reduce expenditures or increase revenues for a net savings of $258 million, $473 million, $346 million and $304 million in fiscal years 2007 through 2010, respectively. The Financial Plan also reflects, since the July Financial Plan, a $1.3 billion increased expense in fiscal year 2007 for the early retirement of debt including (i) the payment in fiscal year 2007 of $718 million to the TFA for the early retirement of TFA debt due in fiscal years 2009 and 2010, which results in increased personal income tax revenues of $33 million, $363 million and $382 million in fiscal years 2008 through 2010, respectively; and (ii) an increase of $536 million in debt service funding in fiscal year 2007 for the early retirement of general obligation debt due in fiscal years 2009 and 2010, which results in debt service savings of $27 million, $278 million and $277 million in fiscal years 2008 through 2010, respectively.

The Financial Plan also reflects, since the July Financial Plan, tax programs including (i) a 7% reduction in the real estate tax rate effective July 1, 2007 which has been enacted and results in lower real estate tax collections of $1.05 billion, $1.14 billion and $1.2 billion in fiscal years 2008 through 2010, respectively; and (ii) credits or increases to other taxes including a childcare tax credit, various small business tax credits and reductions, the City sales tax exemption for clothing and footwear purchases and a cigarette tax increase, with an estimated impact of $238 million, $284 million and $311 million in fiscal years 2008 through 2010, respectively, which require both State and local approval. The Financial Plan also reflects the $256 million cost in each of fiscal years 2008, 2009 and 2010 of the extension of the $400 property tax rebate for homeowners, which has been approved by the State and the City.

The Financial Plan does not include the full cost of the recent tentative settlement with the Sergeants Benevolent Association (the “SBA”). If settlements with other uniformed forces employees and with civilian and pedagogical employees follow the pattern set by the SBA, this would result in expenditures beyond those assumed in the Financial Plan of approximately $73 million in fiscal year 2008, $418 million in fiscal year 2009, $1.055 billion in fiscal year 2010 and $1.591 in fiscal year 2011. The added cost of these conforming settlements will continue to rise and reach $1.925 billion by fiscal year 2013.

The Financial Plan also does not reflect additional costs that would be incurred, unless there is a change in applicable law, as a result of Statement No. 49 of the Governmental Accounting Standards Board (“GASB 49”), which becomes effective on July 1, 2008 relating to the accounting treatment of pollution remediation costs. No estimates of the amount of such costs are available at this time, but they are expected to be substantial.

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The City Comptroller and others have issued reports reviewing and commenting on the Financial Plan and identifying various risks. (See “Certain Reports” herein).

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2007 through 2011 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of the New York City Health and Hospitals Corporation (“HHC”) and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. (See “Certain Reports” herein).

The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City’s control, will be realized. (See “Certain Reports” herein).

Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will increase from an estimated level of 264,069 on June 30, 2007 to an estimated level of 270,532 by June 30, 2011.

Other Fringe Benefits includes $1.4 billion, $1.5 billion, $1.6 billion, $1.7 billion and $1.9 billion in fiscal years 2007 through 2011, respectively, for other post-employment benefits (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. For its fiscal year 2006, the City reported an accrued amount of $53.5 billion for OPEB liability in its government-wide financial statements, based upon an actuarial valuation and in accordance with GASB 45. Though there is no requirement to fund such liability, Other Fringe Benefits includes deposits into a trust of $1.5 billion in fiscal year 2007 to fund a portion of the future cost of OPEB for current and future retirees.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City’s cash flow or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City

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may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On May 22, 2007, the City Comptroller released a report on the City’s Executive Budget and April Financial Plan. The report notes that the City expected to end fiscal year 2007 with a record surplus, before discretionary transfers, of $5.63 billion. The fiscal year 2007 surplus was due primarily to increased tax revenue collections, which exceeded the initial projections of the adopted June 2006 budget by $4.95 billion. The report noted that $1.25 billion of the surplus will be used to pay City and TFA debt maturing in fiscal years 2009 and 2010 and the remaining $4.39 billion will be used for budgetary relief in fiscal years 2008, 2009 and 2010, respectively. The report noted that pension contributions are projected to increase from $4.0 billion in fiscal year 2006 to $6.4 billion in fiscal year 2010, and then remain stable through fiscal year 2011 and employee and retiree health care costs are projected to increase between fiscal years 2007 through 2011 at an average annual rate of about 8.2%. The report noted that after adjusting for prepayments, debt service, including TFA debt service, is expected to increase by 35.5% over the period from fiscal year 2007 through fiscal year 2011.

In his report, the City Comptroller identified net resources and risks for fiscal years 2007 through 2011, which, when added to the projected results in the April Financial Plan, would result in a surplus of $200 million in fiscal year 2007, a surplus of $247 million in fiscal year 2008, and lower gaps of $648 million, $2.72 billion and $3.99 billion in fiscal years 2009, 2010 and 2011, respectively. Overall, the City Comptroller’s report identified additional net resources exceeding April Financial Plan projections by $200 million, $247 million, $905 million, $544 million and $298 million in fiscal years 2007 through 2011, respectively. The difference from the April Financial Plan results primarily from City Comptroller tax revenue projections which exceed those in the April Financial Plan by $200 million, $440 million, $1.1 billion, $755 million and $510 million in fiscal years 2007 through 2011, respectively, primarily due to higher forecast business, personal income and real estate transaction tax revenues through the plan period. The report identified risks which offset the higher revenue projections by $193 million, $200 million, $211 million and $212 million in fiscal years 2008 through 2011, respectively, including: (i) increased overtime expenditures of $123 million in fiscal year 2008 and $100 million in each of fiscal years 2009 through 2011; (ii) the shortfall in assumed federal education aid of $50 million in fiscal year 2008 and $100 million in each of the fiscal years 2009 through 2011; and (iii) increased costs of collective bargaining of $20 million in fiscal year 2008, $11 million in fiscal year 2010 and $12 million in fiscal year 2011.

The report projected significantly higher growth rates in the Gross City Product than that assumed in the April Financial Plan in calendar years 2007 through 2011. The report projected lower City job growth in calendar year 2007 and higher City job growth in each of calendar years 2008 through 2011, than that assumed in the April Financial Plan.

The report also identified issues that could affect the City’s financial outlook. These include the significant recurring deficits of HHC which cast uncertainty on HHC’s financial outlook in future years and may require increased subsidies to HHC if sufficient gap-closing measures fail to materialize. The report also noted that the April Financial Plan sets aside approximately $199 million to finance PlaNYC 2030, a long-term plan to accommodate future population and economic growth, and that the City’s Ten Year Capital Strategy also reserves $1.62 billion to finance capital improvements related to PlaNYC 2030.

On May 30, 2007, the staff of the OSDC issued a report on the April Financial Plan. The OSDC report found that the City expects to realize $8.9 billion in unanticipated resources during fiscal years 2007 and 2008, even after addressing funding needs that were not contemplated at the start of the fiscal year. For fiscal year 2007 alone, the City realized a net benefit of $5.6 billion of which $1.2 billion would be used

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to retire outstanding debt due in fiscal years 2009 and 2010 and the remaining $4.4 billion used to prepay future expenses in order to close the projected $3.8 billion budget gap in fiscal year 2008 and narrow budget gaps in subsequent fiscal years.

The OSDC report identified net resources which, when added to the projected results in the April Financial Plan, would result in a surplus of $275 million in fiscal year 2007, a surplus of $400 million in fiscal year 2008 and lower gaps of $1.15 billion, $3.16 billion and $4.18 billion in fiscal years 2009 through 2011, respectively. The OSDC report identified the risk of increased spending for uniformed agency overtime of $100 million in each of fiscal years 2008 through 2011 offset by higher forecast tax revenues of $275 million, $500 million, $500 million, $200 million and $200 million in each of fiscal years 2007 through fiscal year 2011, respectively. The OSDC report noted net resources exceeding April Financial Plan projections by $275 million, $400 million, $400 million, $100 million and $100 million in fiscal years 2007 through 2011, respectively.

In addition to the adjustments to the April Financial Plan projections, the OSDC report identified additional risks and offsets that could have a significant impact on the City. The risks include: (i) the elimination of revenue sharing payments from the State which would produce a net loss of $327 million in each of fiscal years 2008 through 2011; (ii) the possibility that after the expiration of current or tentative collective bargaining agreements, wage increases are negotiated at the projected rate of inflation rather than the 1.8 percent per annum provided for in the April Financial Plan, which would increase costs by $175 million, $450 million and $795 million in fiscal years 2009 through 2011, respectively. In addition to these risks, the OSDC report noted the potential offsets if the Mayor’s tax reduction proposals are not approved by the State which would result in additional tax revenues of $581 million, $797 million, $867 million and $929 million in fiscal years 2008 through 2011, respectively.

The OSDC report identified other actions taken by the City to provide future benefits, including the contribution of $1 billion in each of fiscal years 2006 and 2007, and $500 million in fiscal year 2008, to fund future OPEBs, such as health insurance for current and future retirees. In addition to the tax reduction proposal, the City also provided increased funding for education and funded the PlaNYC 2030 initiatives to improve the City’s environment and infrastructure, to stimulate economic activity and improve the City’s competitiveness with surrounding jurisdictions.

The OSDC also noted that certain City-related public entities which face significant financial challenges could draw on City resources. In addition, the OSDC report noted that the City’s debt service burden is projected to increase annually and consume 13.5 percent of City fund revenues by fiscal year 2011.

The OSDC report indicated that additional potential risks to the City’s budget could come from a prolonged economic downturn, a slowdown in consumer spending, the declining value of the dollar, changes in the mortgage industry and real estate markets, the volatility of energy costs and food prices and the possibility of rising inflation.

On May 31, 2007, the Control Board released a report on fiscal year 2007, examining the changes in the City’s budget during fiscal year 2007 through the April Financial Plan. The report attributed the City’s then-projected $4.4 billion surplus to higher than anticipated collections from taxes, audits and other miscellaneous revenue. The Control Board staff is expected to issue its report on the Financial Plan in late July 2007.

On May 15, 2007, the IBO released a report analyzing the April Financial Plan. The IBO report projected that fiscal year 2007 would end with a surplus of approximately $119 million below the $4.15 billion surplus in the April Financial Plan, that revenues would be lower than in the April Financial Plan by $59 million and $17 million in fiscal years 2007 and 2008, respectively, and higher by $279 million, $465 million and $546 million in fiscal years 2009 through 2011, respectively. The IBO report also projected that expenditures would be higher than in the April Financial Plan by $60 million, $121 million, $166 million, $193 million and $168 million in fiscal years 2007 through 2011, respectively. The IBO report differences in revenue projections from the April Financial Plan results are primarily due

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to higher IBO forecast personal income and business taxes and lower forecast real property transaction and commercial rent taxes. After giving effect to the use of the fiscal year 2007 surplus for budget relief in future years, the report projected balanced budgets in fiscal years 2007 and 2008, and projected budget gaps of $1.7 billion, $3.0 billion and $3.9 billion in fiscal years 2009 through 2011, respectively.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. To finance its projected cash flow needs, the City issued $1.5 billion of short-term obligations in fiscal years 2002, 2003 and 2004. No short-term obligations were required to be issued in fiscal years 2005, 2006 and 2007. The City regularly reviews its cash position and the need for short-term borrowing. The Financial Plan does not include the issuance of short term obligations in fiscal year 2008. The Financial Plan reflects the issuance of short term obligations in the amount of $2.4 billion in each of fiscal years 2009 through 2011.

Outstanding Indebtedness. As of March 31, 2007 the City had approximately $36.287 billion of outstanding net long term debt.

Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2008 through 2017, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $19.3 billion. The City’s Capital Commitment Plan for fiscal years 2007 through 2011 reflects total anticipated City-funded water and sewer commitments of $14.9 billion which are expected to be financed with the proceeds of Water Authority debt.

Transitional Finance Authority. The City’s financing program does not currently include the issuance of bonds by the TFA. The TFA is authorized to issue $13.5 billion of obligations for general City capital purposes, all of which have been issued. Such obligations are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. The City is seeking legislation to increase the statutory cap on the TFA’s indebtedness for general City capital purposes. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. To date, the TFA has issued $1.3 billion of Building Aid Revenue Bonds and expects to issue $1.394 billion, $1.394 billion and $698 million of such bonds in fiscal years 2008 through 2010, respectively.

Litigation. The City is a defendant in a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2006 amounted to approximately $5.0 billion.

New York State

The New York Economy. The New York economy continues to expand. Anticipated growth in total New York nonfarm employment for 2007 remains virtually unchanged at 0.7 percent, following downward revised growth of 0.8 percent for 2006. Projected private sector job growth is also unchanged at 0.8 percent for 2007, following an estimated 1.1 percent growth for 2006. The DOB forecast for growth in State wages and salaries has been revised up to 6.2 percent for 2007, following growth of 7.6 percent for 2006, due almost entirely to stronger finance and insurance sector bonus growth than

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projected in February. Growth in total New York personal income for 2007 is now projected at 5.6 percent, following growth of 6.0 percent for 2006. All of the risks to the forecast for the national economy apply to the State forecast as well, although interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. (See “Special Considerations” herein). Should the Federal Reserve revert to a tight monetary policy, the negative impact would disproportionately affect New York due the importance of the finance industry to the State economy.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the new industrial classification system (“NAICS”).

Under NAICS, the services industries include professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries account for more than four of every ten nonagricultural jobs in New York, and account for a higher proportion of total jobs than the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the largest component of State nonagricultural employment, but only the fourth largest when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-1991 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

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Recent Events. The State ended its 2006-2007 fiscal year on March 31, 2007 in balance on a cash basis, with a reported closing balance in the General Fund of $3.0 billion. The Governor’s Executive Budget for the 2007-2008 fiscal year projected ending the 2007-2008 fiscal year in balance on a cash basis, with a closing balance in the General Fund of $3.6 billion, and projected gaps of $2.3 billion in fiscal year 2008-2009, $4.5 billion in fiscal year 2009-2010, and $6.3 billion in fiscal year 2010-2011, assuming that all of the Governor’s Executive Budget savings proposals were implemented. The State Legislature completed action on the budget for the 2007-2008 fiscal year on April 1, 2007 (the “Enacted Budget”).

The State released its Annual Information Statement on May 8, 2007 (the “Annual Information Statement” or “AIS”), which is expected to be updated quarterly, and which reflects the State Legislature’s modifications to the Governor’s Executive Budget for the 2007-2008 fiscal year, and revisions to spending estimates in the Enacted Budget through April 19, 2007, the date of the State financial plan. In the Annual Information Statement, the State Division of the Budget (“DOB”) notes that the Enacted Budget, similar to the Governor’s Executive Budget, also projects ending the 2007-2008 fiscal year in balance on a cash basis, but that the Enacted Budget projects a closing fund balance in the General Fund of $3.0 billion and projected gaps of approximately $3.1 billion in fiscal year 2008-2009, $4.8 billion in fiscal year 2009-2010 and $6.6 billion in fiscal year 2010-2011.

The Annual Information Statement identifies a number of risks inherent in the implementation of the Enacted Budget and the State Financial Plan. Such risks include court actions affecting the receipts and disbursements included in the Enacted Budget; costs that could materialize as a result of adverse rulings in pending litigation; federal disallowances, federal rule changes or other federal actions that could produce adverse effects on the State’s projections of receipts and disbursements; costs that may materialize in connection with the State’s negotiation of future collective bargaining agreements with the State’s employee unions; and risks relating to the national and local economies that can increase the demand for means-tested programs like Medicaid and welfare, including large increases in energy prices, national security concerns and financial sector performances. (See “Special Considerations” herein).

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the State Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The State Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. In any year, the State Financial Plan is subject to risks that, if they were to materialize, could affect operating results.

The AIS identified the following as the most significant risks to the State Financial Plan:

Although DOB believes that the Federal Reserve has successfully managed a soft landing and that the U.S. economy will avoid a near-term recession, there is considerable risk to the forecast. As always, the forecast is contingent upon the absence of severe shocks to the economy. Unpredictable events, such as a major terrorist attack, remain the biggest risk to continued economic expansion. Such a shock could impair economic growth in many ways, such as causing a plunge in consumer confidence, the stock market, investment spending by firms, or impairing the transportation of goods and services, or causing a large spike in oil prices. A severe and extended downturn could easily materialize from such shocks.

A more severe-than-anticipated downturn in the housing market could derail the national economy from its predicted path. The additional weakness emanating from the housing and manufacturing sectors could result in lower job and income growth than expected, which in turn would produce lower growth in household spending than implied by the forecast. A more abrupt-than-projected increase in energy prices could reduce the ability of consumers and businesses to spend on non-energy related items. Such cutbacks could make firms behave even more cautiously and reduce business capital spending. Persistently high energy prices also raise the possibility that inflationary expectations could ratchet

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higher, causing the Federal Reserve Board to revert back to a tightening of monetary policy. Higher interest rates would, in turn, further exacerbate the slowdown and raise the likelihood of a recession.

A sharp reduction in the inflow of foreign funds could produce new inflationary pressures by weakening the U.S. dollar, which might also cause the Federal Reserve to resume tightening. Such a development might also produce an imbalance in the market for U.S. Treasury securities, causing long term rates to rise higher-than-expected in order to fund the Federal budget deficit. Higher-than anticipated Federal spending on the Iraq war could have a similar effect. Higher interest rates could, in turn, induce households to increase the personal saving rate, resulting in even further cutbacks in consumer spending. This risk would only be exacerbated by lower-than-expected equity or housing prices, particularly if the anticipated easing of home prices happens suddenly rather than gradually, as expected. Again, lower consumption growth could weaken expected future corporate profits and, in turn, lower employment and investment growth.

On the other hand, lower-than-expected inflation, perhaps as a result of an even greater drop in the price of oil or more modest growth in unit labor costs, possibly due to slower growth in wages or stronger productivity growth, could induce the Federal Reserve to reduce its short-term interest rate target, resulting in stronger consumption and investment growth than projected. A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than currently anticipated.

In addition to the risks described above for the national forecast, there are risks specific to New York. The chief risk remains another attack targeted at New York City that could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a tightening labor market, raise the probability that the Federal Reserve could tighten one more time. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple though the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast.

Existing labor contracts with all of the State’s major employee unions expired on April 1, 2007 (United University Professionals will expire on July 1, 2007). The State Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-2008 or beyond. Each future 1 percent salary increase would cost roughly $86 million annually in the General Fund and $134 million in All Funds. The projections do not contain any funding for pay raises for the Judiciary or elected officials.

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services is conducting six audits of aspects of New York’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York disagrees with the audit findings on several grounds and has requested that they be withdrawn.

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While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending that has been reflected in the State’s financial plan.

On January 18, 2007, CMS issued a proposed rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including the HHC) and institutions and programs operated by both the State Office of Mental Retardation and Developmental Disabilities and the State Office of Mental Health.

The rule seeks to restrict State access to Federal Medicaid resources. The provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York’s health care system.

The proposed rule could go into effect as soon as September 2007. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

The states affected by the regulations are expected to challenge their adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. In recent years, the Congress has rejected similar proposals in the President’s budget.

In developing annual video lottery terminal (“VLT”) revenue estimates, the State’s four-year financial plan assumes the approval of an expansion plan sometime in 2007-2008, which is expected to provide $150 million in 2008-2009, $357 million in 2009-2010, and $766 million in 2010-2011. Including expansion, VLT revenues are projected to increase by $476 million in 2008-2009, $286 million in 2009-2010, and $430 million in 2010-2011, and are projected to total $1.1 billion in 2008-2009 growing to $1.8 billion in 2010-2011. Additional VLT revenues from the expansion support planned School Aid spending, offsetting General Fund costs. Absent legislative approval for the expansion, General Fund support for School Aid, as well as the estimated General Fund spending gaps, would increase by $150 million in 2008-2009, $357 million in 2009-2010, and $766 million in 2010-2011.

After the enactment of the Enacted Budget, school districts are authorized to submit additional State aid claims for payment in the September following the close of such school year. In some cases, these additional claims have significantly increased the State’s liability on a school year basis. Recent database updates increased the State’s liability for school Aid by $222 million ($176 million net of New York State Education Department reclassifications) for increases for the 2006-2007 school year, $161 million for 2005-2006 and $119 million for the 2004-2005 school year, the vast majority of which was for New York City. If school districts — particularly New York City — continue to submit additional claims after enactment of the 2007-2008 State Budget, the State will have an increased financial obligation beyond what is currently reflected in the State Financial Plan.

Cash-Basis Results from Prior Fiscal Years.

2006-2007 Fiscal Year (Unaudited Results). DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of revenue revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the Tax Stabilization Reserve Fund (“TSRF”) that can only be used for unforeseen mid-year shortfalls (after an $87 million deposit at the close of 2006-2007), the

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Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of a tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $390 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-2007, an increase of $5.1 billion from 2005-2006. The main sources of annual growth were school aid, Medicaid, and higher education programs.

2005-2006 Fiscal Year. DOB reported a 2005-2006 General Fund surplus of $2.0 billion. Results for 2005-2006 were $2.0 billion higher than the Enacted Budget as a result of revenue revisions over initial projections ($1.2 billion), changes to reserve fund balances ($895 million) and other timing-related transactions which had no impact on operations ($251 million), partly offset by higher than initially projected spending ($288 million). Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

The General Fund ended the 2005-2006 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the TSRF (after a $72 million deposit at the close of 2005-2006), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-2006, an increase of $3.3 billion from 2004-2005 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-2006, an increase of $2.9 billion from 2004-2005. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

2004-05 Fiscal Year. DOB reported a 2004-2005 General Fund surplus of $1.2 billion. Results for 2004-2005 were $1.2 billion higher than the Enacted Budget as a result of revenue revisions over initial projections ($1.1 billion), changes to reserve fund balances ($91 million) and other timing-related transactions which had no impact on operations ($579 million), partly offset by higher than initially projected spending ($580 million). Total receipts, including transfers from other funds, were $43.9 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

The General Fund ended the 2004-2005 fiscal year with a balance of $2.5 billion, which included dedicated balances of $872 million in the TSRF (after a $78 million deposit at the close of 2004-2005), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance also included $1.3 billion on deposit in the refund reserve account at the end of the 2004-2005 fiscal year, including $601 million in general reserves.

General Fund receipts, including transfers from other funds, totaled $43.9 billion in 2004-2005, an increase of $939 million from 2003-2004 results. Tax receipts, including the impact of a tax refund reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State’s securitization of tobacco settlement payments in 2003-2004.

General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-2005, an increase of $1.6 billion from 2003-2004. Medicaid, school aid, fringe benefits, and debt service were the main sources of annual growth.

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State Retirement Systems. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2005-2006 fiscal year. There were 3,000 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2006, 653,291 persons were members and 342,245 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. the Office of the State Comptroller (“OSC”) reports that the net assets available for benefits as of March 31, 2006 were $142.6 billion (including $2.8 billion in receivables), an increase of $14.6 billion or 11.4 percent from the 2004-2005 level of $128.0 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $146.5 billion on April 1, 2005 to $153.7 billion (including $58.8 billion for current retirees and beneficiaries) on April 1, 2006. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2006 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2006 fiscal year and 40 percent of the unexpected gain for the 2005 fiscal year. Actuarial assets increased from $123.8 billion on April 1, 2005 to $132.1 billion on April 1, 2006.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (“LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1 percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

The legislation also eliminated annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no TRANs seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit notes.

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The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by The City of New York or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as “State-supported debt” or the broader measure of “State-related debt.” “State-related debt” consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. “State-supported debt” is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

As of March 31, 2007, the total amount of outstanding general obligation debt was $3.302 billion.

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-2001 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-2011. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-2014.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the state-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and, in the AIS, DOB recited its intention to manage subsequent capital plans and issuance schedules under these limits.

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Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the State Financial Plan Update most proximate to October 31, 2006. On October 30, 2006, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2006 at 1.93 percent of personal income and debt service on such debt at 1.16 percent of total governmental receipts, compared to the caps of 2.65 percent for each. DOB projects that debt outstanding and debt service costs for 2007-2008 and the entire five-year forecast period through 2011-2012 will also be within the statutory caps, although with declining debt capacity.

Public Authorities—General. As of December 31, 2006, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $129.0 billion, only a portion of which constitutes State-supported or State-related debt.

Litigation. Adverse developments in existing legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2006-2007 Financial Plan. The State believes that the 2007-2008 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2007-2008 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2007-2008 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2007-2008 Enacted Budget Financial Plan.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2006, the State Legislature authorized 11 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2007-2008 fiscal year or thereafter.

Grants to Local Governments. Grants to Local Governments (“Local Assistance”) includes payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds (comprised of the General Fund, Special Revenue Funds, Capital Projects Funds and Debt Service Funds) spending.

In 2007-08, All Funds spending for Public Local Assistance is expected to total $85.7 billion. Total spending comprises State aid to medical assistance providers and public health programs ($37.5 billion), State aid to school districts, universities, and the Tuition Assistance Program ($31.5 billion), Temporary and Disability Assistance ($4.3 billion), mental hygiene programs ($3.5 billion), transportation ($2.9 billion), children and family services ($2.6 billion), and local government assistance ($943 million). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

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APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development. The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.

The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax. In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003. As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.

On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years — the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.

The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds will also be used to build new juvenile detention facilities. No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year. The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service. The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund. The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund. The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds). With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State’s credit rating. Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State. Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region. Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas. The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years. For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.

As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year. The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth schools districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment. The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions.

More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems. The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.

On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery. The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships. The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years. Previously, such programs were funded by the General Fund. The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%). Lottery ticket sales began in March 2006.

The State ended fiscal year 2005-2006 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million. The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006. The budget cuts some taxes, spends more on education, and sets aside money for future crises. Tax changes include capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December, 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007. In addition, a $195.2 million reduction in the transfer from the Highway Trust Fun to the General Fund is provided for fiscal year 2006-2007. This would repay the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003. The budget includes an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009. Additional funds are provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates. The budget provides increased access to higher education opportunities at the community college and university systems. Monies are included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives. In addition to the General Fund appropriation increases, the State’s new Education Lottery will provide proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students. Community college faculty and professional staff will receive a 6% salary increase and a 2% one-time bonus. University faculty and professional staff will receive a 6% salary increase, and all other state employees will receive a 5.5% salary increase. The budget also includes a 3.0% adjustment for retirees and makes a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.

The fiscal year 2006-2007 budget solidifies the State as a leader in recruiting new business and growing existing businesses. It includes $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provide support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million). The budget includes human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and fund for the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs. Additional funds are included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services. The budget includes monies to enhance well water safety programs and to protect drinking water supplies. Funds are provided for land conservation, forest development, and habitat protection programs. It also includes funds for disease surveillance and detection programs to ensure a safe food supply. The budget makes investments in improving the court system. Funds are included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. It also includes funds to improve emergency planning, response and recovery capabilities. The budget includes funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan. Projects include constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art. Finally, $222 million from the fiscal year 2005-2006 credit balance has been earmarked for the Repairs and Renovations Reserve Account. The amended budget provides for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brings the Savings Reserve Account balance to almost four percent of the 2005-2006 fiscal year operating budget. The budget also directs $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million; as of June 30, 2005 it was negative $78.8 million; and as of June 30, 2006 it was positive $1.925 billion.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments. Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies. In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. The foundation is reported as a discretely presented component unit. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund.

A number of tobacco manufacturers that participate in the Tobacco Fund Settlement described above have determined to dispute a portion of their 2006 payment. Approximately $755 million of their total expected payment of $6.5 billion due in April 2006 was placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement as contained in each state’s Model Statute. The State believes that its share of the disputed payment amount is approximately $18 million.

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 4,093,500 jobs as of May 2007. The largest segment of jobs was approximately 1,376,400 in various service categories, followed by 764,800 in trade, transportation, and utilities, 679,400 in government, and 546,800 in manufacturing. Based on May 2007 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, ninth in government employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2005 grew from $17,295 to $30,336. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,436 to 4,362,082, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted unemployment rate in May 2007 was 4.8% of the labor force, compared to the nationwide unemployment rate of 4.5% for the same period.

Agriculture is another basic element of the State’s economy. In calendar year 2005, the State’s agricultural industry contributed over $68.3 billion to the State’s economy, accounted for 20.3% of the State’s income, and employed over 17% of the workforce. Gross agricultural income was almost $8.3 billion in 2005, placing the State eighth in the nation in gross agricultural income and third in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 36.6% of gross agricultural income in 2005, followed by the pork industry at approximately 25.4%, nursery and greenhouse products at approximately 11.8%, and the tobacco industry at approximately 4.98%, a drop of 34.3% from 2004. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, turkeys, cucumbers for pickles, and Christmas tree production, and third in poultry and egg products and trout.

A significant military presence in the State contributes further to the diversity of the State’s economic base. Over 6% of the State’s 2004 Gross State Product (total goods and services), or $18.1 billion, is attributed to the military sector in the State. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base. The State has created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases. The BRAC Commission completed its review and submitted its recommendations to the President on September 8, 2005, which became law on November 9, 2005. The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State. The impact on area employment for the State was minimal.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education) — Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal. On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals and concluded that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996. Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million. The case is now pending before the trial court while the parties discuss a negotiated resolution.

3. Southeast Compact Commission — Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004, and in September 2006 allowed North Carolina’s motions as to several claims. The parties will continue to litigate the remaining claims.

4. Philip Morris USA Inc. v. Tolson — Refund of Corporate Income Tax. On June 13, 2000, Philip Morris filed an action for a refund of approximately $30 million in corporate income taxes paid for 1989 through 1991. An order of the Augmented Tax Review Board in the 1970’s allowed it to apportion its income under a modified formula, which included a more favorable property factor. When the law changed in 1989 to move to double weighting of the sales factor, Philip Morris incorporated this change into its formula. The Board’s order did not permit double weighting. Philip Morris argued that the principle of in pari materia required incorporation of the amendment, and that failure to allow double weighting violated the equal protection and separation of powers clauses. The Wake County Superior Court ruled that Philip Morris was required to use the formula approved by the Board without double weighting the sales factor unless the statutory formula (without the modified property factor) produced a more favorable result. Philip Morris appealed this ruling to the State Court of Appeals, which issued a unanimous opinion affirming the decision of the trial court on March 7, 2006. Philip Morris has filed a notice of appeal and a petition for discretionary review with the State Supreme Court.

5. State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina — Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues. It is currently pending in the trial court, but nothing of any significance has happened since remand.

In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the retirement system has been certified and the case is proceeding through class notification and toward trial. On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment. The trial court’s order found the diversion of funds to be in violation of the State Constitution, but did not direct any repayment of funds.

6. Goldston, et al. v. State of North Carolina, et al. — Diversion of Highway Trust Funds. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed. In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 3, 2006 to review a portion of the decision of the State Court of Appeals. On December 15, 2006, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case for further proceedings by the trial court.

7. Diana Coley, et al. v. State of North Carolina, et al. (formerly Edward N. Rodman, et al. v. State of North Carolina, et al). — Retroactive Income Tax Rates. On April 25, 2003, Plaintiffs filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina’s state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. On June 30, 2004, the trial court granted summary judgment in favor of the State on all issues. Plaintiffs appealed, and on October 4, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs further appealed to the State Supreme Court, which affirmed on June 30, 2006 the decisions of the lower courts. A petition for rehearing was denied on August 17, 2006.

8. DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina et al. — Refund of Sales Tax. On September 30, 2003, DirecTV and Echostar filed an action for a $32 million refund of State sales tax paid. The State General Assembly recently enacted a provision to impose the sales tax on satellite TV service providers. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina’s uniformity of taxation constitutional requirement. It is the State’s position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. The case has been designated as exceptional under the State’s Rules of Civil Procedure. The parties’ cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State. Plaintiffs appealed to the State Court of Appeals, which on August 1, 2006 unanimously affirmed the trial court’s decision and upheld the constitutionality of the tax.

9. Lessie J. Dunn, et al. v. State of North Carolina, et al. — Tax on Non-State Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The trial court granted class certification on June 14, 2005. The State appealed to the State Court of Appeals as to the composition of the class. On October 17, 2006, the State Court of Appeals unanimously affirmed the trial court’s class certification. The State filed a Petition for Discretionary Review on November 21, 2006 requesting the State Supreme Court to review this decision.

10. State of North Carolina v. Philip Morris, Inc., et al. — Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel. Further litigation was stayed pending the outcome of the arbitration. The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation. The State has appealed.

11. Wal-Mart Stores East, Inc. v. Tolson — Refund of Corporate Income Tax. On March 17, 2006, Wal-Mart filed a complaint seeking a refund of over $30 million in corporate income taxes. The case challenges the authority of the State’s Secretary of Revenue to require Wal-Mart to file a “combined return” on various statutory and constitutional grounds. The State has filed a motion to dismiss under

Rule 12(b)(6), and Wal-Mart has filed a motion for summary judgment. The State’s motion to dismiss was denied on November 14, 2006.

12. Petroleum Traders Corporation (PTC) v. State — Refund of E-Procurement Fees. On July 19, 2006, Petroleum Traders Corporation (PTC) filed an action for declaratory judgment seeking a declaration that the State’s e-procurement fee is a tax and is unconstitutional under provisions of the State and federal Constitutions. PTC claims to have itself paid over $1 million in e-procurement fees and seeks to have the action proceed as a class action, allegedly involving potential refunds in excess of $100 million. The State has moved to dismiss the complaint, and a hearing on this motion was held on November 30, 2006.

13. ACS State Healthcare, LLC v. North Carolina Department of Health and Human Services, et al. — Breach of Contract for Medicaid Management Information System. On January 22, 2007, ACS State Healthcare (ACS) filed a complaint with the trial court demanding damages in excess of $40 million alleging that the State Department of Health and Human Services (DHHS) breached and wrongfully terminated a contract awarded to ACS on April 8, 2004 for the replacement of the State’s Medicaid Management Information System (System). DHHS terminated the contract on July 14, 2006 due to ACS’s inability to comply with its contractual requirements under the terms of its bid.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March

2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004. In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. In March 2007, the State issued the remaining $99.3 million of the authorized clean water bonds and $403.5 million of the authorized higher education bonds.

In addition, the State refinanced over $1.8 billion of its existing debt in the years 2002 through June 2005 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments. Since 2002, the State has also issued over $1.06 billion in certificates of participation and lease-purchase revenue bonds.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, businesses, and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million. Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covered 75 percent of the costs; the State paid the other 25 percent.

The State suffered the effects of six tropical weather systems in 2004. In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina. In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls. Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration. These storms caused over $230 million in damages that are eligible for state and federal governmental assistance. The State’s share is approximately $90 million. In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.

Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA. On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade.

This represented the first time since 1960 that the State had less than a AAA rating on its general obligation bonds. In September 2004, Moody’s revised the State’s outlook from stable to positive and noted the following:

“This rating reflects the State’s slowly stabilizing economy, its improving tax revenues, its conservative debt policy, and its effective financial management. While general fund balances remain negative, flexible cash reserves outside the general fund are ample, and pension funding is exceptionally strong. Moody’s expects that the state will continue to take actions to restore structural balance and rebuild reserves.”

On January 12, 2007, State Treasurer Richard Moore announced that Moody’s has upgraded the State’s bond rating once again to its highest rating, Aaa. North Carolina is one of only seven states to enjoy top-tier bond ratings from all three of the rating agencies. At his announcement, Treasurer Moore stated that “This upgrade by Moody’s reflects the sound financial management that is such a hallmark of our state. The superior ratings from all three agencies are evidence of the confidence the market has in our state and in our bonds.”

APPENDIX K

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2004-05 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)*	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$ 849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069
2002-03	2001	2003	52,338	396,539
2004-05	2003	2005	682,632	1,209,200

*	Reflects the ending fund balance including amounts designated for transfer to other funds, including the BSF

Preliminary results for the 2006-07 biennium ending June 30, 2007 showed a GRF ending fund balance of $215.534 million.

In the 1994-95 biennium, expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) which were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535.200 million to the BSF, and $322.8 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

For the 1996-97 biennium, a higher than forecasted mid-biennium GRF fund balance allowed for the transfer of $100 million for elementary and secondary school computer network purposes, and $30 million to a new transportation infrastructure fund. Approximately $400.8 million of that GRF fund balance served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending balance, $250 million was directed to school buildings, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, $34.4 million to the BSF, and $262.9 million transferred to the State Income Tax Reduction Fund (the “ITRF”).

In the 1998-99 biennium, GRF appropriations of approximately $36 billion provided significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the ITRF, $200 million into public school assistance programs, and $44.184 million into the BSF. Of the GRF biennium-ending fund balance $325.7 million was transferred to school building assistance; $293.185 million to the ITRF; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

In March 2001 new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended Fiscal Year 2001 with a GRF fund balance of $219.414 million making that transfer unnecessary.

In the 2002-2003 biennium, ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

•	Transfer up to $150 million from the BSF to the GRF for increased Medicaid costs.

•	An additional $10 million from the BSF to an emergency purposes fund.

•	Transfer to the GRF in Fiscal Year 2002 of the entire $100 million balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections particularly personal income taxes and sales and use taxes, OBM then projected GRF revenue shortfalls of $709 million for Fiscal Year 2002 and $763 million for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

•

Spending reductions and limits on hiring and major purchases. Governor-ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

•	December 2001 legislation, the more significant aspects of which included:

•

Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $607 million).

•	Reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

•	Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate approximately $40 million in Fiscal Year 2003.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These additional GRF estimated shortfalls were approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken in Fiscal Year 2002 to ensure a positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:

•	Authorization of additional transfers to the GRF from the BSF of the then remaining GRF balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds.

•	$50 million reduction of the Fiscal Year 2002 ending GRF balance (to $100 million, from its previously budgeted level of $150 million).

•	Increased cigarette tax by 31¢ per pack (to a total 55¢ a pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003.

•

Transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities; with moneys for that purpose replaced by $345 million in additionally authorized general obligation bonds.

•

Extension of the State income tax to Ohio-based trusts and exemption of certain Ohio business taxes from recent federal tax law “economic stimulus changes” by “decoupling” certain State statutes from federal tax law changes affecting business equipment depreciation schedules. The combination produced approximately $283 million in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108.306 million (fund) and $619.217 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.6 million). The Fiscal Year ending BSF balance was $427.904 million, with that entire balance appropriated to GRF use if needed in Fiscal Year 2003.

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF revenue shortfall of $720 million for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121.6 million of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed for the General Assembly’s enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM:

•

A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million in savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

•	Transfers to the GRF from unclaimed funds ($35 million) and various rotary funds ($21.4 million).

•	A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million.

•	An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140 million.

•	A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18.7 million.

The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements of the Governor’s proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine. To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193.030 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52.338 million and $396.539 million, respectively, and a balance in the BSF of $180.705 million.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

The GRF appropriations act for the Fiscal Year 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial expenditures of approximately $48.8 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium also reflected revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.

•

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21 million annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually.

•

Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually.

•

Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually.

The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act reflected the draw down during the biennium of an additional $582 million of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monthly monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million. On July 1, the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157.509 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final Fiscal Year 2005 GRF revenue came in $67.4 million above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families program; $40 million to a new disaster services contingency fund; $50 million to the State’s share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•

Elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•

Implementation of a new commercial activities tax (CAT) on gross receipts from doing business in Ohio that will be phased in over the 2005 through 2009 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000 (The inclusion of wholesale and retail food sales for off-premise consumption, projected to produce approximately $140 million annually once the CAT is fully-phased in, is subject to a legal challenge).

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

The Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1.528 billion and a GRF fund balance of $1.025 billion. Of that ending GRF fund balance, the State carried forward $631.933 million to cover the variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394.034 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40.045 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). Preliminary results for the 2006-07 biennium ending June 30, 2007 showed a GRF ending fund balance of $215.534 million.

The Governor’s Executive Budget for the 2008-2009 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2008-09 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 28, 2007. Among other things, that Act provided for the securitization of payments to be received by the State under the national tobacco master settlement agreement, and is expected to produce approximately $5 billion to be used for the construction of planned school facilities projects, freeing up other State funds to provide property tax relief for senior citizens. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

Litigation was commenced before the Ohio Supreme Court relating to the transfer to the GRF and use in Fiscal Year 2002 for general State purposes of $60 million in earned federal reimbursement on Title XX (Social Services Block Grant) expenditures. Plaintiff Cuyahoga County filed the action contesting this transfer and use of those moneys for general State purposes, and the trial court ordered the State to return the moneys to its Department of Job and Family Services. The State appealed the trial court’s decision and order. In June 2005, the Court of Appeals upheld the trial court’s decision. In January 2007, the Ohio Supreme Court overturned the Court of Appeals decision and ruled in favor of the State.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Years 2003 and 2004 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest GRF end-of-month cash flow deficiencies were $1.623 billion in Fiscal Year 2003, $1.413 billion in Fiscal Year 2004, $1.660 billion in Fiscal Year 2005, and $1.677 billion in Fiscal Year 2006. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified … no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development.

State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.

As of June, 2007, the maximum annual debt service on all obligations payable from the GRF is $1.227 billion in Fiscal Year 2008.

Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes. As of June, 2007, the maximum annual debt service on such obligations payable from such receipts is $229.860 million in Fiscal Year 2008.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly (so called “Federal Grant Anticipation Revenue Vehicle (GARVEE) Bonds “). Annual State payments under those agreements reach a maximum of $99.4 million in Fiscal Year 2007. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose.

The Ohio Building Authority (OBA) issues special obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others (DAS), the Department of Transportation (ODOT) and the Department of Public Safety (DPS); juvenile detention facilities for the Department of Youth Services (DYS); Department of Rehabilitation and Correction (DRC) prisons and correctional facilities including certain local and community based facilities; office buildings for the Bureau of Workers’ Compensation (BWC) and Department of Natural Resources (DNR); and school district technology and security facilities. Effective July 1, 2005, the Treasurer has succeeded to the OBA in matters relating to the issuance of obligations for Ohio Cultural Facilities Commission (formerly the Arts & Sports Facilities Commission) facilities. The Treasurer also issues obligations for mental health and parks and recreation purposes and to refund certain bonds previously issued for higher education purposes, and has previously issued obligations for elementary and secondary school facilities. Debt service on obligations issued under Section 2i of Article VIII is paid from GRF appropriations, with the exception of debt issued for ODOT and DPS facilities (paid from highway user receipts) and for BWC facilities (paid from the BWC Administrative Cost Fund).

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500 million to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800 million. Pursuant to a 2000 constitutional amendment, the State has issued $100 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all State bonds payable from State liquor profits is $39.57 million in Fiscal Year 2008.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. As of June, 2007, the maximum annual payment under those agreements, primarily made from GRF appropriations, is $15.942 million in Fiscal Year 2008. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director’s approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

As part of its debt management, the State has entered into interest rate swap agreements in connection with seven variable rate bond issues, six in a weekly interest rate period and one in a term interest rate period—swapping to a synthetic fixed rate in connection with each of the six issues in a weekly rate period, and swapping to a synthetic variable rate in connection with the issue in a term rate period. The State has entered into two swaps in connection with one series of its general obligation bonds for common schools—swapping to a synthetic variable rate through the expiration of the initial term rate period and entering into a forward starting synthetic fixed rate swap from that expiration date through the final maturity of those bonds. The State has also entered into one synthetic variable rate swap in connection with $25.355 million outstanding principal amount of general obligation infrastructure fixed rate bonds issued in 2003 with a final maturity of February 1, 2010. For all its swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.

The State currently has $733.235 million in outstanding general obligation variable rate debt. Liquidity is provided by the State and it is not anticipated that a liquidity facility will be provided by any other party.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650 million of general obligation debt approved by the voters in November 2005 for research and development and the development of sites for industry, commerce, distribution and research development, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2009).

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. State lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. Under the GRF appropriations act for the 2008-09 biennium, payments to be received by the State under the national tobacco master settlement agreement are to be sold to the newly-created Buckeye Tobacco Settlement Financing Authority which will “securitize” the revenue stream and use the proceeds to pay the purchase price to the State. Proceeds of such sale are expected to be approximately $5 billion and are to be used to fund planned primary and secondary school construction projects, freeing up other State funds to provide property tax relief for senior citizens.

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Litigation was commenced in Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs’ filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized the plaintiffs and the Court as “unfunded mandates”.

State appropriations for primary and secondary education made for the 2006-07 biennium are $16.3 billion (3.8% over the previous biennium), representing an increase of 2.0% in Fiscal Year 2006 over 2005 and 1.4% in Fiscal Year 2007 over 2006. State appropriations for the purpose for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

Appropriations for school funding in other recent bienniums were: $15.2 billion in the 2002-03 biennium (17% increase), $13.3 billion in the 2000-01 biennium (15% increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). Those total State appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). Those lottery profits totaled $686.020 million in Fiscal Year 2000, $655.036 million in Fiscal Year 2001, $635.150 million in Fiscal Year 2002, $671.352 million in Fiscal Year 2003, $648.106 million in Fiscal Year 2004, $645.137 million in Fiscal Year 2005, and $646.276 million in Fiscal Year 2006. Ohio participation in the multi-state lottery commenced on May, 2002. A constitutional provision requires that net lottery profits be paid into the LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the school funding litigation described above, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12.1 million in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8.657 million in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3.8 million under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99, $23.7 million in 2000-01, and $1.0 million in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% (or ten mills) of true value in money. Statutes also limit the amount of the aggregate ad valorem tax levy, without a vote or charter provision, to 1% (or ten mills) of assessed valuation.

Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 2004, Ohio’s economic output as measured by its gross state product (GSP) totaled $425 billion, 3.7% of the national GSP and seventh largest among the states. The State ranks third within the manufacturing sector as a whole ($84 billion) and fourth in durable goods ($57 billion). As a percent of Ohio’s 2004 GSP, manufacturing was responsible for 19.7%, with 26.9% attributable to the goods-producing sectors and 31.9% to business services sectors, including finance, insurance and real estate. Ohio is the sixth largest exporting state, with 2004 merchandise exports totaling $31.2 billion. The State’s leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for approximately 57% of that total. In addition, with 14.6 million acres (of a total land area of 26.4 acres) in farmland and an estimated 77,200 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2004 crop production value of $3.5 billion represented 2.8% of total U.S. crop production value. Ohio ranks in the top five states in the production of chicken and layer inventory, eggs, swiss and cottage cheese, milk sherbet fresh sweet corn, and tomatoes. In 2004, Ohio’s agricultural sector output totaled $6.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.6 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and ninth in coal production.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased in 1992 and 1993, then increased steadily through 2000 before decreasing again in 2001 and 2003, and has increased in 2004 through 2006. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 85% of all nonagricultural payroll workers in Ohio. The average unemployment rate in Ohio has lately been higher than the national rate. For example, Ohio was 5.7%, compared to the national rate of 4.5% (seasonally adjusted) for May 2007.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population—Total and by Age Group
Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

The State’s July 2006 population estimate was 11,478,006.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively, although in February 2007, Moody’s dropped the State’s future credit outlook to “negative” while affirming its rating of Aa1.

APPENDIX L

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. Legislation enacted with the adoption of the fiscal year 2003 budget established a Budget Stabilization Reserve Fund. Beginning in fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is lowered from 25 percent to 10 percent. The General Assembly may appropriate additional amounts to this fund at any time. At present, the Commonwealth maintains a balance of approximately $531.8 million in the Budget Stabilization Reserve Fund. Moneys held in this Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly.

Recent Developments

The current economic expansion has been moderating significantly at both the national and state levels over the past year. Growth, however, continues to increase the revenue receipts to the Commonwealth. General Fund revenue estimates incorporated in the enacted budget for fiscal year 2007 included a projected growth in receipts of 3.7 percent. Actual fiscal year 2006-07 General Fund collections totaled approximately $27.4 billion, which was $649.6 million or 2.4 percent, above.

Recent Financial Results

During the five-year period from fiscal year 2002 through fiscal year 2006, total revenues and other sources increased by an average of 6.3 percent annually. Tax revenues during this same period increased by an annual average of 7.4 percent with a portion of the average annual growth rate attributable to various tax rate and base changes enacted over the same period. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2002 through 2006 rose at an average annual rate of 4.9 percent. The fund balance at June 30, 2006 totaled $2,969.5 million, an increase of $100.4 million from the balance at June 30, 2005. The fiscal year 2006 year-end unreserved-undesignated portion of the fund balance was $789.9 million, $137.3 million below the amount recorded for fiscal year 2005 at years end.

Fiscal Year 2005

Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,405.6 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $24,053.9 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance. Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

The fiscal year 2005 budget was based initially on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5 percent increase over fiscal year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6 percent over fiscal year 2004 actual receipts. An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.

Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6 percent from fiscal year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in fiscal year 2005 and the fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004. Intergovernmental transfers replaced $697.9 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The ending unappropriated balance was $364.8 million for fiscal year 2005.

For GAAP purposes, the General Fund reported a fund balance of $2,869.1 million at June 30, 2005, a decrease of $137.4 million from the reported $3,006.5 million fund balance at June 30, 2004. On a net basis, total assets decreased by $601 million to $9,863 million. Liabilities decreased by $463 million to $6,994 million.

Fiscal Year 2006

During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5 percent. Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million. Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,700.9 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was $25,380.3 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $685.4 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2006 unappropriated surplus balance was $514.1 million as of June 30, 2006. Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3 percent. Fiscal year 2006 revenues (all sources) totaled $25,700.9 million, an increase of $1,295.3 million over fiscal year 2005.

In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.” The enactment of Act 45 implements the Governor’s major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth’s Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

Fiscal year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24,664.6, an increase of 7.4 percent from fiscal year 2005 expenditures. A total of $181.8 million in appropriations were lapsed in fiscal year 2006, and the fiscal year 2006 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs. In addition, approximately $145.9 million in additional funds were appropriated in fiscal year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in fiscal year 2005. The ending unappropriated balance was $514.1 million for fiscal year 2006.

For GAAP purposes, the General Fund reported a fund balance of $2,969.5 million, an increase of $100.4 million from the reported $2,869.1 million fund balance at June 30, 2005. On a net basis, total assets increased by $537.1 million to $10,400.2 million. Liabilities increased by $436.8 million to $7,430.7 million largely because of an increase in unearned revenue ($348 million) and an increase in accounts payable ($235 million).

Fiscal Year 2007

The fiscal year 2007 budget and proposed supplemental appropriations provided appropriations totaling $26,326.8 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $25,766.2 million. The $560.61 million difference between estimated revenues and budgeted appropriations was to be funded by a draw down of the $514 million beginning balance as well as from the utilization of $95 million in prior and current year lapses. Additionally, the enacted fiscal year 2007 budget allocated additional state funds to replace significant amounts of formerly available intergovernmental transfer transaction-derived federal funds.

The fiscal year 2007 revenue estimate for the Commonwealth was based upon an economic forecast of 3.0 percent growth in gross domestic product from the start of the third quarter of 2006 to the end of the second quarter of 2007. Trends in the Commonwealth’s economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts was expected to increase by $804.7 million or approximately 3.2 percent prior to reserves for refunds.

General Fund revenue estimates incorporated in the enacted budget for fiscal year 2007 included a projected growth in receipts of 3.7 percent. In February 2007, the Governor’s proposed budget for fiscal year 2008 included a slight upward revision of $66 million or 0.2 percent to the fiscal year 2007 General Fund revenue estimate to reflect the moderating national and state economies.

The Commonwealth’s fiscal year 2007 enacted budget included significant increases in funding for local school districts and higher education within the Commonwealth as the Basic Education appropriation is increased $267 million or 5.9 percent, the largest increase since fiscal year 1992. Additionally, the Commonwealth’s contribution to the Public School Employees Retirement System is increased $114 million in fiscal year 2007, and the Pennsylvania Accountability Block Grant to local school districts is increased by $50 million to $250 million annually. The budget also includes a new children’s health insurance program called “Cover All Kids” which is intended to gradually expand available health insurance to all Pennsylvania children not currently covered by insurance. It also expands the Commonwealth’s prescription drug coverage program to cover an additional 120,000 seniors within the next 18 months and reflects initiatives to increase the efficiency of government operations within the Commonwealth.

Actual fiscal year 2006-07 General Fund collections totaled approximately $27.4 billion, which was $649.6 million, or 2.4 percent, above estimate.

2008 Budget

The 2007-08 General Fund budget was signed into law on July 17, 2007. The budget – including $318 million of mass transit funds – was $27.5 billion, an increase of 4.4 percent. As a result of the mass transit funds being transferred to the new Public Transportation Trust Fund, the 2007-08 General Fund budget is $27.2 billion, a 3.2 percent increase. In the 2007-08 budget, $600 million, or more than half of the increase in General Fund expenditures is for education. Administrative spending in 2007-08 is 2.3 percent below 2002-03 levels. The budget includes tax reductions of $47 million in fiscal year 2007 and $99 million in fiscal year 2008. These include a film production credit, a resource enhancement and protection tax credit and various other changes. The budget continues the phase-out of the capital stock/franchise tax.

The Pennsylvania legislature will take up consideration of the Governor’s Energy Independence Fund proposal in a special session in the fall of 2007. The Energy Independence Fund proposal is intended to promote energy conservation, stimulate the economy and save consumers through reduced energy costs.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7 percent in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth’s annual unemployment rate to 4.7 percent in 2006. From 2002 through 2005 Pennsylvania’s annual average has been at or below the national average. As of March 2007, the most recent month for which figures are available, Pennsylvania had a seasonally adjusted annual unemployment rate of 3.8 percent.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2006 increased at an annual rate of 0.7 percent. This compares to a 0.8 percent rate for the Middle Atlantic region and a 1.2 percent rate for the United States as a whole.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster,

(ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2006, the Commonwealth had $7,287 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth Financing Authority (the “CFA”), a major component of the Governor’s Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA will not be a debt or liability of the Commonwealth but it is expected that the CFA may issue debt that may be payable from appropriations of the Commonwealth.

In November 2005, the CFA issued its first bonds and since that time, the CFA has completed two additional bond issues. As of December 31, 2006, the CFA had $562.5 million in outstanding bond debt. The Commonwealth’s fiscal year 2007 enacted budget appropriated $36.939 million in state funds to the CFA for payment of all or a portion of CFA debt service during fiscal year 2007. In addition, the Governor’s Proposed Budget for fiscal year 2008 included a request for appropriation of $61.617 million in state funds. Additional appropriations from Commonwealth General Funds for future debt service beyond those mentioned in this section are expected to be requested by the Department of Community and Economic Development for inclusion in future Governor’s Executive Budget requests to the General Assembly.

Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 5, 2005.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $674.3 million in Special Revenue bonds outstanding as of June 30, 2006.

The Philadelphia School Reform Commission was created in 2001 to address the failure of students in the Philadelphia public school system to achieve academically at the levels expected and the fiscal difficulties experienced by the school district. On March 31, 2007, the Pennsylvania Budget Secretary issued a report to the Governor of Pennsylvania and the Mayor of Philadelphia on the financial condition of the Philadelphia school district. The report noted, in part, that student achievement levels in the school district are increasing. However, the report notes that fiscal health of the school district continues to be a serious problem.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Unisys Corporation v. Commonwealth

Unisys challenged the statutory three-factor apportionment formula used for the appointment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. Its argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument. The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed an application for re-argument which was denied. Unisys has filed a petition for certiorari to the U.S. Supreme Court which was also denied. The decision in this case denied relief to the taxpayer because it failed to carry its burden of proof and did not resolve the underlying issue. Thus, the decision has very limited application to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars.

Northbrook Life Insurance Co., No. 1120 F&R 1996.

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Both parties file exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. Currently, all briefs have been filed, and the Commonwealth is awaiting a decision of the Court as to whether it will entertain oral arguments. It is impossible to predict the outcome. If taxpayers prevail on all issues, estimated refunds would total about $150 million.